UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement

_________________________________________________________________________________________

ASCENDIA BRANDS, INC.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11
(1)	Title of each class of securities to which transaction applies:

____________________________________________________________________________________

(2)	Aggregate number of securities to which transaction applies:

____________________________________________________________________________________

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

____________________________________________________________________________________

(4)	Proposed maximum aggregate value of transaction:

____________________________________________________________________________________

(5)	Total fee paid:

____________________________________________________________________________________

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

____________________________________________________________________________________

(2)	Form, Schedule or Registration Statement No.:

____________________________________________________________________________________

(3)	Filing Party:

____________________________________________________________________________________

(4)	Date Filed:

____________________________________________________________________________________

ASCENDIA BRANDS, INC.

100 American Metro Boulevard

Suite 108

Hamilton, New Jersey 08619

INFORMATION STATEMENT NOTICE

To our Stockholders:

Ascendia Brands, Inc. (“Ascendia” or the “Company”) hereby gives notice to the holders of its common stock, par value $.001 per share (the “Common Stock”), and Series A Junior Participating Preferred Stock, par value $.001 per share (the “Series A Preferred Stock”, and collectively with the Common Stock, the “Capital Stock”), that by written consent on August 2, 2006, in lieu of a meeting of stockholders, the holders of more than a majority of the voting power of our outstanding Capital Stock approved the issuance of notes convertible into shares of Common Stock and warrants exercisable for shares of Common Stock in an amount greater than 20% of our outstanding shares of Common Stock (the “Transaction”). A description of the securities is contained in this Information Statement. The stockholders took this action solely for the purposes of satisfying requirements of the American Stock Exchange that require an issuer of listed securities to obtain prior stockholder approval of the Transaction.

The stockholder action by written consent was taken pursuant to Section 228 of the Delaware General Corporation Law, which permits any action that may be taken at a meeting of the stockholders to be taken by written consent by the holders of the number of shares of voting stock required to approve the action at a meeting. All necessary corporate approvals in connection with the matters referred to in this Information Statement have been obtained. This Information Statement is being furnished to all stockholders of the Company pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder solely for the purpose of informing stockholders of these corporate actions before they take effect. In accordance with Rule 14c-2 under the Exchange Act, the stockholder consent is expected to become effective twenty (20) calendar days following the mailing of this Information Statement, or as soon thereafter as is reasonably practicable.

This action has been approved by the board of directors of the Company and the holders of more than a majority of the voting power of our outstanding Capital Stock. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By order of the Board of Directors

Joseph A. Falsetti

President & Chief Executive Officer

August __, 2006

2

ASCENDIA BRANDS, INC.

100 American Metro Boulevard

Suite 108

Hamilton, New Jersey 08619

INFORMATION STATEMENT

We are required to deliver this Information Statement to holders of our common stock, par value $.001 per share (the “Common Stock”), and Series A Junior Participating Preferred Stock, par value $.001 per share (the “Series A Preferred Stock”, and collectively with the Common Stock, the “Capital Stock”), in order to inform them that, in connection with the approval by our board of directors of the matters described below, the holders of more than a majority of the voting power of our outstanding Capital Stock subsequently approved these matters by written consent on August 2, 2006 (the “Written Consent”).

July 31, 2006 has been fixed as the record date for the determination of stockholders who are entitled to receive this Information Statement. On July 31, 2006, there were 13,913,056 shares of our Common Stock outstanding and 2,553.6746 shares of our Series A Preferred Stock outstanding. Each share of Common Stock entitles its holder to one vote and each share of Series A Preferred Stock entitles its holder to 10,118.1774 votes, in each case, on matters submitted to a vote of holders of the Common Stock.

THIS INFORMATION STATEMENT IS FIRST BEING SENT OR GIVEN TO THE HOLDERS OF OUR COMMON STOCK AND SERIES A PREFERRED STOCK ON OR ABOUT AUGUST __ 2006.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

ISSUANCE OF SECURITIES

On June 30, 2006 the Company entered into a Second Amended and Restated Securities Purchase Agreement (the “Securities Purchase Agreement”) with Prencen, LLC (“Prencen”) and Prencen Lending LLC (“Prencen Lending”). The Securities Purchase Agreement amends and restates certain agreements entered into on October 1, 2005 and November 16, 2005 and the Bridge Term Loan Agreement, dated November 15, 2005, between the Company, Prencen Lending (as Agent and Lender) and Highgate House Funds, Ltd. (the “Bridge Term Loan”). The closing of the transactions contemplated by the Securities Purchase Agreement (the “Closing”) occurred on August 3, 2006.

Under the Securities Purchase Agreement, the Company issued and sold to Prencen Lending at the Closing senior secured convertible notes (the “Notes”) in the principal amount of $91 million, which Notes are secured by all of the Company’s and its subsidiaries’ assets and guaranteed by all of the Company’s subsidiaries. The proceeds from the sale of the Notes were applied to pay the principal and accrued interest under the Bridge Term Loan, to pay fees and expenses associated with the closing of the Securities Purchase Agreement and to fund a partial redemption of the Series A Preferred Stock (see below).

The Notes have a term of 10 years (subject to certain put and call rights described below) and will bear interest at the rate of 9 percent per annum, provided that Company has the option to defer interest payments until December 31, 2006, at which time such deferred interest will be payable to Precen Lending in cash. If the Company consummates an Acquisition (as defined in the Notes), it may elect to defer and capitalize interest for the balance of the Notes then outstanding.

3

Any portion of the balance due under the Notes will be convertible at any time, at the option of the holders(s), into our Common Stock (the “Conversion Shares”) at a price of $1.75 per share (subject to certain anti-dilution adjustments), provided that the holders may not, except in accordance with the terms of the Notes, convert any amounts due under the Notes if and to the extent that, following such a conversion, the holder and its affiliates would collectively beneficially own more than 9.99 percent of the aggregate number of shares of our Common Stock outstanding following such conversion.

At any time after the fifth anniversary of the issuance of the Notes, the Company may redeem, or any holder may demand that the Company redeem, all or any portion of the balance outstanding under the Notes at a premium of 5 percent. The Notes are redeemable by the holder(s) at any time upon the occurrence of an event of default or a change in control of the Company (as defined in the Notes), at a premium of 25 and 20 percent, respectively. In addition, upon the consummation of an Acquisition, the Company may redeem, at a premium of 15 percent, a portion of the principal amount of the Notes equal to the excess, if any, of the then outstanding principal amount of the Notes over $51 million.

The Notes rank as senior secured debt of the Company, provided, however, that a revolving credit facility of up to $13 million is secured by a first priority lien on the U.S. inventory and accounts receivable of certain of the Company’s subsidiaries. The Notes will be subordinated to indebtedness, on terms and conditions reasonably satisfactory to Prencen Lending, incurred in connection with an Acquisition, in an amount up to $250 million.

In connection with the transactions contemplated by the Securities Purchase Agreement, the Company also issued certain warrants entitling the holders thereof to purchase shares of its Common Stock (the “Warrant Shares”). At the Closing, the Company issued to Prencen 3,053,358 Series A Warrants at an exercise price of $2.10 per share (the “Series A Warrants”). It also issued Prencen Series B Warrants for up to 3,000,000 shares of Common Stock. The Series B Warrants are exercisable in amounts and at exercise prices (which may range from $1.15 to $1.95) to be determined in accordance with the terms of the Series B Warrants. (The “Series B Warrants” and the Series A Warrants are referred to collectively as the “Warrants”). The Warrants may not, except in accordance with the terms of the Warrants, be exercised if and to the extent that, following such exercise, the holder and all affiliates of the holder would collectively beneficially own more than 9.99 percent of the aggregate number of shares of our Common Stock outstanding following such exercise.

At the Closing, the Company entered into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”) in favor of Prencen and Prencen Lending with respect to the Conversion Shares, Warrant Shares and any of our Common Stock currently held or subsequently acquired by Prencen or Prencen Lending (the “Registrable Securities”). Under the Registration Rights Agreement, the Company is required to file a registration statement with respect to the Registrable Securities not less than 60 days following the Closing, and is required to use its best efforts to have such registration statement declared effective not later than the earlier of 120 days following the filing date or 180 days following the Closing. The Registration Rights Agreement contains customary penalties for the failure to comply with such deadlines or to maintain the effectiveness of the registration statement.

At the Closing, the Company paid Prentice Capital Management, LP, an affiliate of Prencen and Prencen Lending, a closing fee of $3,667,500 and reimbursed Prencen and Prencen Lending for certain disbursements related to the transaction. In addition, the Company paid fees and expenses of $5,525,171 to Stanford Group Company (“Stanford”). At the Closing, the Company also issued Stanford and its designees warrants for the purchase of its Common Stock as follows: (i) 137,615 warrants at an exercise price of $3.76 per share, and (ii) 552,632 warrants at an exercise price of $4.37 per share.

4

Under the Securities Purchase Agreement, the Company became obligated to use a portion of the proceeds of the sale of the Notes to redeem a total of 205.9 shares of the Series A Perferred Stock held by MarNan, LLC (“MarNan”) and Dana Holdings, LLC (“Dana”). Dana is a limited liability company, 48.44 percent of the ownership interests in which are owned by Joseph A. Falsetti, the Chief Executive Officer of the Company and the Chairman of its Board of Directors. (For further information, please refer to the Table of Beneficial Ownership, infra.) The aggregate redemption consideration of $3,645,833 corresponds to $1.75 per share for each share of Common Stock into which the Series A Preferred Stock to be redeemed would be convertible, if such conversion had occurred on August 2, 2006 (a “Series A Conversion Share”), based upon the conversion ratio of 10,118.1774 shares of Common Stock per share of Series A Preferred Stock in effect as of such date, resulting in a total of 2,083,333 Series A Conversion Shares. In connection with the amendment and restatement of the agreements entered into on October 1 and November 15, 2005, including specifically the Company’s agreement to redeem 205.9 shares of Series A Preferred Stock owned by Dana and MarNan, MarNan and Prencen terminated, prior to Closing, an agreement dated October 10, 2005 obligating Prencen to purchase from MarNan shares of the Series A Preferred Stock corresponding to 2,083,333 Series A Conversion Shares, for an aggregate consideration of $5 million, corresponding to a price of $2.40 per Series A Conversion Share.

The above description does not purport to be a complete statement of the parties’ rights and obligations under the Securities Purchase Agreement and related agreements and is qualified in its entirety by reference to (i) the Securities Purchase Agreement, (ii) the Form of Notes attached as Exhibit A thereto, (iii) the Form of Warrants attached as Exhibits B-1 and B-2 thereto, (iv) the Form of Registration Rights Agreement attached as Exhibit C thereto, and (v) the Form of Voting Agreement by and among the Company and certain of its stockholders attached as Exhibit I thereto, copies of which are attached to the Company’s Current Report on Form 8-K filed on July 7, 2006 as Exhibits 4.1 through 4.5, respectively, and which are attached hereto as Exhibits B through F, respectively. Except for their status as the contractual documents between the parties with respect to the transactions described therein, none of the above-referenced agreements is intended to provide factual information about the parties and the representations and warranties contained in such documents are made only for purposes of the respective agreements and as of specific dates, are intended solely for the benefit of the parties to the respective agreements, and may be subject to limitations agreed by the parties, including being qualified by disclosures between the parties. These representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the respective agreements instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Accordingly, they should not be relied on by investors as statements of factual information.

Our Common Stock is listed on the American Stock Exchange (the “AMEX”) and we are subject to the rules and requirements set forth in the AMEX Company Guide. Under Section 713(a) of the AMEX Company Guide, we were required to obtain prior stockholder approval of the issuance of securities in any private transaction involving (i) the issuance of shares of our Common Stock (or securities convertible into or exercisable for Common Stock) for less than the greater of book or market value of our Common Stock which together with sales by our officers, directors or principal shareholders equals 20% or more of our Common Stock outstanding before such issuance or (ii) the issuance of shares of our Common Stock (or securities convertible into or exercisable for Common Stock) equal to 20% or more of our Common Stock outstanding before the issuance for less than the greater of book or market value of our Common Stock. We sometimes refer to this rule as the “20% Rule”. The securities to be issued in the financing may be issued at a discount to the market price of our Common Stock. The Conversion Shares and the Warrant Shares would constitute more than 20% of the number of shares of our Common Stock outstanding. In addition, we obtained prior stockholder approval for the securities to be issued in the financing in the event that any other rule or requirement of the AMEX Company Guide would require such approval. We have obtained stockholder approval by written consent and this Written Consent will become effective on the twentieth (20th) day following the date on which this Information Statement is first sent or given to our stockholders, or as soon thereafter as is reasonably practicable. A copy of the form of Written Consent executed in connection with the stockholder approval is attached hereto as Exhibit A.

5

The Written Consent was signed by persons who, as of the execution date, collectively owned 95 percent of the Company’s Series A Preferred Stock and 28 percent of the Company’s Common Stock, namely Dana, MarNan, Franco S. Pettinato, Edward J. Doyle, Robert Enck and Steven M. Bettinger. Edward J. Doyle is a Director of the Company, and Franco S. Pettinato is one of its Executive Officers. As of the date upon which the Written Consent was signed, each share of Series A Preferred Stock was entitled to 10,118.1774 votes on most matters (including the approval of the transactions described above), with the consequence that the persons signing the Written Consent collectively accounted for 71.4 percent of the aggregate votes entitled to be cast. (For further information, please refer to the Table of Beneficial Ownership, infra.) No payment was made to any person in consideration of their executing the Written Consent

Prencen and Prencen Lending have acknowledged and agreed that neither the Conversion Shares nor the Warrant Shares will be issued in an amount in excess of the number of shares that may be permitted under the AMEX rules, until such issuances have been approved by the Company’s stockholders and the listing of the Conversion Shares and the Warrant Shares on the AMEX has been authorized by the AMEX.

Issuance of the Conversion Shares and Warrant Shares will result in dilution to our existing stockholders, but will not otherwise materially affect our existing common stockholders’ rights as stockholders.

NO APPRAISAL OR DISSENTERS’ RIGHTS

Under the Delaware General Corporation Law, our stockholders are not entitled to any dissenters’ rights or appraisal of their shares of Common Stock in connection with the approval of the actions described in this Information Statement.

NO ACTION IS REQUIRED

No other votes are necessary or required. This Information Statement is first being mailed or given to stockholders on or about August __, 2006. In accordance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Written Consent and the approval of the matters described in the Written Consent and this Information Statement will become effective twenty (20) calendar days following the mailing of this Information Statement, or as soon thereafter as is reasonably practicable.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of July 31, 2006, the Company’s directors, executive officers and principal stockholders beneficially own, directly or indirectly, in the aggregate, approximately 28% of its outstanding Common Stock and 90% of its Series A Preferred Stock. Each share of Common Stock entitles its holder to one vote and each share of Series A Preferred Stock entitles its holder to 10,118.1774 votes, in each case, on matters submitted to a vote of holders of the Common Stock. These stockholders have significant influence over the Company’s business affairs, with the ability to control matters requiring approval by the Company’s stockholders, including the Written Consent set forth in this Information Statement.

The following table sets forth certain information as of July 31, 2006, with respect to the beneficial ownership of shares of our Common Stock and Series A Preferred Stock by (i) each person known by us to beneficially own more than five percent (5%) of the outstanding shares of our Common Stock or Series A Preferred Stock, (ii) each of our directors, (iii) each of our named executive officers and (iv) all of our executive officers and directors as a group.

As of July 31, 2006, there were 13,913,056 shares of our Common Stock outstanding and 2,553.6746 shares of our Series A Preferred Stock outstanding. Beneficial ownership has been calculated and presented in accordance with Rule 13d-3 of the Exchange Act.

6

Unless otherwise indicated below, (i) each stockholder has sole voting and investment power with respect to the shares shown; and (ii) the address for the stockholder is c/o Ascendia Brands, Inc., 100 American Metro Boulevard, Suite 108, Hamilton, New Jersey 08619.

Name and Address of Beneficial Owner	Shares of Series A Pref Stock (1)	Percentage of Series A Pref Stock	Shares of Common Stock	Percentage of Common Stock	Percentage of Voting Power(2)
Steven M. Bettinger 6421 Congress Avenue Suite 201 Boca Raton, FL 33487	-0-	-0-	3,817,767(3)	27.4%	9.6%
Robert Picow	-0-	-0-	196,049(4)	1.4%	0.5%
Dana Holdings, LLC (5)	1,021.4699	40.0%	-0-	-0-	26.0%
MarNan, LLC	1,021.4699	40.0%	-0-	-0-	26.0%
Franco S. Pettinato	127.6837	5.0%	-0-	-0-	3.2%
Edward J. Doyle 316 Perry Cabin Drive St. Michael’s, MD 21663	127.6837	5.0%	-0-	-0-	3.2%
Kenneth D. Taylor 1775 York Avenue, Apt. 29 H New York, NY 10128	-0-	-0-	-0-	-0-	-0-
Francis Ziegler 100 Roebling Road Bernardsville, NJ 07924	-0-	-0-	-0-	-0-	-0-
Joseph A. Falsetti	-0-	-0-	-0-(5)	-0-	-0-
Brian J. Geiger	-0-	-0-	-0-(6)	-0-	-0-
William B. Acheson	-0-	-0-	-0-	-0-	-0-
Elizabeth Houlihan	-0-	-0-	-0-	-0-	-0-
Frederic H. Mack(7)	53.9525	2.1%	1,155,000	8.3%	4.3%
All executive officers and Directors as a group (8 persons)	255.3674	10.0%	4,113,816(3)(4)	29.6%	16.8%

7

(1)	The percentages computed in the table are based on 2,553.6746 shares of Series A Preferred Stock outstanding as of July 31, 2006
(2)

This column reflects the relative voting power of the holders of the Company’s capital stock with respect to matters voted upon by the holders of the Company’s Common Stock and Series A Preferred Stock as a single class. Each share of Series A Preferred Stock is entitled to 10,118.1774 votes on most matters.

(3)	Includes options to purchase 100,000 shares of Common Stock.
(4)	Includes options to purchase 8,334 shares of Common Stock.
(5)

Joseph A. Falsetti, the President and Chief Executive Officer of the Company, owns a 48.44 percent interest in, and is the sole manager and sole executive officer of, Dana Holdings, LLC. Mr. Falsetti disclaims beneficial ownership of the shares of Common Stock that are beneficially owned by Dana Holdings LLC.

(6)

Brian J. Geiger, the Chief Financial Officer of the Company as of July 31, 2006, owns a 3.125 percent interest in Dana Holdings, LLC and a 3.125 percent interest in MarNan, LLC. Mr. Geiger disclaims beneficial ownership of the shares of Common Stock that are beneficially owned by Dana Holdings, LLC and MarNan, LLC.

(7)

Excludes 115,000 shares of Common Stock and 4.9456 shares of Series A Preferred Stock owned by the Irrevocable Trust FBO Hailey Mack (the “HM Trust”), and 115,000 shares of Common Stock and 4.9456 shares of Series A Preferred Stock owned by the Irrevocable Trust FBO Jason Mack (the “JM Trust”). As sole trustee. Frederick Mack has sole voting power with respect to the shares owned by the HM Trust and JM Trust. Mr. Mack disclaims beneficial ownership of the shares of Series A Preferred Stock and Common Stock held by the HM Trust and JM Trust.

BROKERS, CUSTODIANS, ETC.

We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of our Common Stock and Series A Preferred Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

All information concerning the Company contained in this Information Statement has been furnished by the Company. No person is authorized to make any representation with respect to the matters described in this Information Statement other than those contained in this Information Statement and if given or made must not be relied upon as having been authorized by the Company or any other person. Therefore, if anyone gives you such information, you should not rely on it. This Information Statement is dated August __, 2006. You should not assume that the information contained in this document is accurate as of any other date unless the information specifically indicates that another date applies.

By order of the Board of Directors

Joseph A. Falsetti

President, Chief Executive Officer

August __, 2006

8

EXHIBIT A

WRITTEN CONSENT

OF CERTAIN STOCKHOLDERS

OF

ASCENDIA BRANDS, INC.

The undersigned, being the holders of a majority of the outstanding shares of capital stock of Ascendia Brands, Inc., a Delaware corporation (the “Corporation”), acting by written consent without a meeting pursuant to Section 228 of the General Corporation Law of the State of Delaware (the “DGCL”), hereby consent to the adoption of the following resolutions:

WHEREAS, the Board of Directors of the Corporation has determined it to be in the best interests of the Corporation to enter into each of the following documents (collectively, the “Transaction Documents”): (i) the Second Amended and Restated Securities Purchase Agreement, dated as of June 30, 2006 (the “Purchase Agreement”), with the buyers listed on the Schedule of Buyers attached thereto (the “Purchasers”), (ii) the form of Warrant to be delivered by the Corporation pursuant to the terms of the Purchase Agreement, (iii) the form of Note to be delivered by the Corporation pursuant to the terms of the Purchase Agreement; (iv) the form of Amended and Restated Security Agreement by and among the Corporation, certain of its subsidiaries and the Purchasers to secure the obligations of the Corporation under the Transaction Documents (the “Security Agreement”) and any accompanying UCC financing statements or amendments thereto; (v) the form of Amended and Restated Pledge and Security Agreement by and among the Corporation and the other pledgors named therein, on the one hand, and the Purchasers, on the other hand (the “Pledge Agreement”); (vi) the form of Irrevocable Transfer Agent Instructions to be delivered by the Corporation to the Corporation’s transfer agent; (vii) the form of Amended and Restated Registration Rights Agreement by and among the Corporation and the Purchasers; and (viii) the form of Voting Agreement by and among the Corporation and certain of the stockholders of the Corporation, and to consummate the transactions contemplated thereby; and

WHEREAS, a copy of each of the Transaction Documents has been provided to each of the undersigned stockholders; and

WHEREAS, pursuant to the Purchase Agreement, the Corporation has agreed to issue (i) a new series of senior secured convertible notes of the Corporation in the aggregate principal amount of $91,000,000, in substantially the form attached as Exhibit A to the Purchase Agreement (the “Notes), which shall be convertible into shares (the “Conversion Shares”) of the Corporation’s common stock, par value $0.001 (the “Common Stock”), (ii) warrants, in substantially the form attached as Exhibit B-1 to the Purchase Agreement (the “Series A Warrants”) to acquire up to 3,053,358 shares of Common Stock (the “Series A Warrant Shares”), and (iii) warrants, in substantially the form attached as Exhibit B-2 to the Purchase Agreement (the “Series B Warrants”, and together with the Series A Warrants, the “Warrants”) to acquire up to 3,000,000 shares of Common Stock (the “Series B Warrant Shares”, and together with the Series A Warrant Shares, the “Warrant Shares”); and

WHEREAS, contemporaneously with the execution and delivery of the Purchase Agreement, Steven Bettinger, Jodi Bettinger and Prencen, LLC, one of the Purchasers, executed and delivered a Securities Purchase Agreement, dated as of June 30, 2006, whereby Prencen, LLC will acquire 3,322,482 shares of Common Stock (the “Bettinger Shares”); and

WHEREAS, Section 713(a) of the AMEX Company Guide requires that the Corporation secure stockholder approval of the issuance of securities in any private transaction involving (i) the sale, issuance, or potential issuance by the Corporation of Common Stock (or securities convertible into or exercisable for Common Stock) for less than the greater of book or market value of the Common Stock which together with sales by officers, directors or principal shareholders of the Corporation equals 20% or more of the presently outstanding Common Stock or (ii) the sale, issuance, or potential issuance by the Corporation of Common Stock (or securities convertible into or exercisable for Common Stock) equal to 20% or more of the presently outstanding Common Stock for less than the greater of book or market value of the Common Stock; and

WHEREAS, in the event that any other provision of the AMEX Company Guide requires the Corporation to secure stockholder approval for the issuance of its securities in connection with the Transaction Documents and the transactions contemplated thereby for any other reason, then this Consent shall apply to any such other provision of the AMEX Company Guide; and

WHEREAS, the Board of Directors of the Corporation recommends that the undersigned approve, ratify and confirm the Purchase Agreement, and approve the other Transaction Documents and the transactions contemplated thereby and the Purchase Agreement, including the issuance of the Notes, the Conversion Shares, the Warrants and the Warrant Shares, the sale of the Bettinger Shares and the grant of a security interest in all of the assets of the Corporation to the Purchasers pursuant to the Security Agreement and the Pledge Agreement;

NOW, THEREFORE, BE IT:

RESOLVED, that the approval of the Purchase Agreement by the Board of Directors of the Corporation, and the execution and delivery of the Purchase Agreement by the authorized officers of the Corporation, be, and the same hereby are, approved, ratified and confirmed in all respects; and be it further

RESOLVED, that the form, terms and provisions of the other Transaction Documents, substantially on the terms presented to the undersigned stockholders, and all of the transactions contemplated thereby and by the Purchase Agreement, including the issuance of the Notes, the Conversion Shares, the Warrants and the Warrant Shares, the sale of the Bettinger Shares and the grant of a security interest in all of the assets of the Corporation to the Purchasers pursuant to the Security Agreement and the Pledge Agreement, be, and they hereby are, authorized, approved and adopted, and that the authorized officers of the Corporation be, and each of them hereby is, authorized, in the name and on behalf of the Corporation, to execute and deliver the Transaction Documents and any related documents, instruments or agreements, with such changes therein as such officer or officers executing the same may approve, the execution and delivery thereof to be conclusive evidence that the same shall have been approved hereby; and be it further

RESOLVED, that this Consent shall constitute the requisite stockholder approval of the transactions contemplated by the Transaction Documents pursuant to Section 713(a) of the AMEX Company Guide and, to the extent applicable, any other provision of the AMEX Company Guide; and be it further

RESOLVED, that the Purchasers are the express third party beneficiaries of this Consent and this Consent shall not be amended or modified without their written consent; and be it further

RESOLVED, that the authorized officers of the Corporation be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Corporation, to take or cause to be taken all such further actions and to execute and deliver or cause to be executed and delivered all such further agreements, documents, instruments, notes, reports, certificates and undertakings, and to incur and pay all such fees and expenses as in their judgment shall be necessary or advisable to carry into effect the purpose and intent of any and all of the foregoing resolutions, and all such acts of such officers taken pursuant to the authority granted herein, or having occurred prior to the date hereof in order to effect such transactions, are hereby approved, adopted, ratified and confirmed in all respects; and be it further

RESOLVED, that for purposes of each of the foregoing resolutions, the authorized officers of the Corporation shall be the President and Chief Executive Officer, the Chief Financial Officer, any Vice President, the Treasurer and the Secretary.

This Consent may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument. Telecopied signatures on this Consent shall be valid and effective for all purposes.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the undersigned have duly executed this Written Consent as of the 2nd day of August, 2006.

/s/ Steven M. Bettinger

Steven M. Bettinger

DANA HOLDINGS, LLC

By:  /s/ Joseph A. Falsetti

Name:  Joseph A. Falsetti

Title:  Manager

MARNAN, LLC

By:  /s/ Mark I. Massad

Name:  Mark I. Massad

Title:

/s/ Franco S. Pettinato

Franco S. Pettinato

/s/ Edward J. Doyle

Edward J. Doyle

/s/ Robert Enck

Robert Enck

EXHIBIT B

SECOND AMENDED AND RESTATED SECURITIES PURCHASE AGREEMENT

          SECOND AMENDED AND RESTATED SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of June 30, 2006, by and among Ascendia Brands, Inc. (f/k/a Cenuco, Inc.), a Delaware corporation, with headquarters located at American Metro Center, 240 Princeton Avenue, Suite 108, Hamilton, NJ 08619 (the “Company”), and the investors listed on the Schedule of Buyers attached hereto (individually, a “Buyer” and collectively, the “Buyers”).

          WHEREAS:

          A.      The Company and certain Buyers (the “Original Note Buyers”) entered into that certain Securities Purchase Agreement, dated as of October 10, 2005, which was subsequently amended and restated in that certain Amended and Restated Securities Purchase Agreement (the “Original Note Agreement”), dated November 16, 2005 (the “Original Note Agreement Date”) with respect to the potential acquisition by the Original Note Buyers of (i) secured convertible notes (the “Original Notes”), which were to be convertible into shares of the Company’s common stock, par value $0.001 (the “Common Stock”) and (ii) certain warrants (the “Original Note Warrants”).

          B.      The Company and certain Buyers (the “Original Preferred Buyers”) entered into that certain Securities Purchase Agreement, dated as of October 10, 2005, which was subsequently amended and restated in that certain Amended and Restated Securities Purchase Agreement (the “Original Preferred Agreement”), dated November 16, 2005 (the “Original Preferred Agreement Date”) with respect to the potential acquisition by the Original Preferred Buyers of (i) Series B Junior Participating Convertible Preferred Stock, par value $0.001 per share, which were to be convertible into shares of Common Stock, and (ii) certain warrants (the “Original Preferred Warrants”).

          C.      On the Original Note Agreement Date, the Company and certain of its subsidiaries entered into temporary financing arrangements with certain of the Original Note Buyers, as secured lenders (the “Bridge Lenders”), and as more fully set forth in a Bridge Term Loan Agreement (the “Bridge Agreement”) by and among the Company, Lander Intangibles Corporation, Hermes Acquisition Company I LLC, and Lander Co., Inc., as borrowers (collectively, the “Bridge Borrowers”), and their subsidiaries signatory thereto (together with the Bridge Borrowers, the “Bridge Loan Parties”), Prencen Lending LLC, a Delaware limited liability company (“Prentice Lending”), as agent for the Lenders (in such capacity, the “Bridge Agent”), and the Bridge Lenders, as lenders, and certain other securi ty and ancillary documents related thereto (the “Bridge Facility”), pursuant to which the Original Note Buyers made available to the Bridge Borrowers a $80 million secured term loan.

          D.      Prentice Lending acquired the Obligations (as defined in the Bridge Facility) owed by the Company to Highgate House Funds, Ltd. (a Bridge Lender) (“Highgate”) under the Bridge Facility, such that Prentice Lending now owns all of the Obligations under the Bridge Facility.

          E.      On May 15, 2006, the Bridge Facility matured. Prentice Lending, certain of the Original Note Buyers and the Company agreed in recognition of the foregoing (i) to forgo any short-term extensions of the Bridge Facility, (ii) to extend the Company’s Obligations (as defined in the Bridge Agreement), as secured by Collateral (as defined in the Bridge Agreement), through the Company’s issuance of Notes (as defined below) hereunder as an amendment and restatement of the outstanding Obligations pursuant to the Bridge Facility, which provides a longer maturity date for such Obligations and the right to convert such Obligations into equity, (iii) to the Company’s payment to Prentice Lending of the Obligations (excluding any outstanding principal amounts, but including accrued and unpaid interest and any other amounts payable as of the Closing Date) pursuant t o the Bridge Agreement (the “Outstanding Interest Amount”) and (iv) to ratify and confirm the security interests granted to secure such Obligations in accordance with the Bridge Agreement and the Security Documents (as defined below).

          F.      The Company and certain Original Note Buyers desire to amend and restate the terms of the Original Note Agreement and the Bridge Agreement to reflect the modifications to the terms thereof and to consolidate such agreements into this Agreement. The Company and certain Original Preferred Buyers desire to terminate, as of the Closing Date, (i) the Original Preferred Agreement and (ii) that certain Amended and Restated Registration Rights Agreement, by and among the Original Preferred Buyers, dated as of the Original Preferred Date (the “Original Preferred Registration Rights Agreement”).

          G.      The Company has also authorized a new series of senior secured convertible notes of the Company, in substantially the form attached hereto as Exhibit A (the “Notes”), which shall be convertible into Common Stock in accordance with the terms of such Notes, and is being issued as an amendment and restatement of the outstanding Obligations pursuant to the Bridge Facility.

          H.      Certain Original Note Buyers wish to amend and restate the Bridge Facility and the Original Note Agreement and purchase, and the Company wishes to amend and restate the Bridge Facility and the Original Note Agreement and sell at the Closing (as defined below), upon the terms and conditions stated in this Agreement, (i) that aggregate principal amount of the Notes set forth opposite such Buyer’s name in column (3) on the Schedule of Buyers attached hereto (which aggregate amount for all Buyers shall be $91,000,000) (as converted, collectively, the “Conversion Shares”), (ii) warrants, in substantially the form attached hereto as Exhibit B-1 (the “Series A Warrants”), to acquire up to that number of additional shares of Common Stock set forth opposite such applicable Buyer’s name in column (4) of the Schedule of Buyer s (as exercised, collectively, the “Series A Warrant Shares”) and (iii) warrants, in substantially the form attached hereto as Exhibit B-2 (the “Series B Warrants”, and together with the Series A Warrants, the “Warrants”), to acquire up to that number of additional shares of Common Stock set forth opposite such applicable Buyer’s name in column (5) of the Schedule of Buyers (as exercised, collectively, the “Series B Warrant Shares”, and together with the Series A Warrant Shares, the “Warrant Shares”).

          I.      Contemporaneously with the execution and delivery of this Agreement, Steven Bettinger, Jodi Bettinger and Prencen, LLC, a Delaware limited liability company (“Prentice”), are executing and delivering that certain Securities Purchase Agreement, dated as of the date hereof (the “Bettinger Agreement”), whereby Prentice shall acquire an aggregate of Three Million, Three Hundred and Twenty Two Thousand, Four Hundred and Eighty Two (3,322,482) shares of Common Stock (the “Bettinger Shares”).

          J.      The Company and each Buyer is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act.

          K.      Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering an Amended and Restated Registration Rights Agreement, substantially in the form attached hereto as Exhibit C (as amended or modified from time to time in accordance with its terms, the “Registration Rights Agreement”), pursuant to which the Company has agreed to provide certain registration rights with respect to the Conversion Shares, the Warrant Shares and the Bettinger Shares and certain shares held by affiliates of the Buyers under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws. The Registration Rights Agreement amends and restates the terms and conditions of that certain Amended and Restated Investor Registration Rights Agreement, by and among the Company and the Original Note Buyers, dated as of the Original Note Date.

          L.      The Notes, the Conversion Shares, the Warrants, the Warrant Shares and the Bettinger Shares are collectively referred to herein as the “Securities”.

          M.      The Notes will rank senior to all outstanding and future indebtedness of the Company, subject to Permitted Senior Indebtedness (as defined in the Notes), and will be secured by a first priority, perfected security interest in all of the assets of the Company and the stock and assets of each of the Company’s subsidiaries, as evidenced by (i) an amended and restated pledge agreement, in the form attached hereto as Exhibit J (as amended or modified from time to time in accordance with its terms, the “Amended Pledge Agreement”), which amends and restates that certain pledge agreement, dated as of the Original Note Agreement Date, by and among the Company and the Bridge Agent (the “Original Pledge Agreement”), (ii) an amended and restated security agreement, in the form attached hereto as Exhibit K (as amended or modi fied from time to time in accordance with its terms, the “Amended Security Agreement”), which amends and restates that certain Security Agreement, dated as of the Original Note Agreement Date, by and among the Company and the Bridge Agent (the “Original Security Agreement”), (iii) the amended and restated guarantees of certain Subsidiaries of the Company, in the form attached hereto as Exhibit L-1 (as amended or modified from time to time in accordance with its terms, the “Amended Guarantees”) and (iv) the guarantees of certain subsidiaries of the Company in the form attached hereto as Exhibit L-2 (as amended or modified from time to time in accordance with its terms, the “Additional Guarantees”, and together with the Amended Guarantees, the “Guarantees”, and together with the Amended Pledge Agreement, the Amended Security Agreement, the New Mortgage (as defined below) and any ancillary documents related theret o, collectively the “Security Documents”). The Company and the Buyers acknowledge that both the guarantee and pledge agreement from MarNan, LLC, a New Jersey limited liability company (“MarNan”) and Dana Holdings, LLC, a New Jersey limited liability company (“Dana”), to the Bridge Lenders in connection with the Bridge Facility (the “MarNan and Dana Agreements”) shall be terminated on the Closing Date.

          NOW, THEREFORE, the Original Note Agreement and the Bridge Agreement are each amended, restated and consolidated in their entirety and the Company and each Buyer hereby agree as follows:

          1.    ACQUISITION OF NOTES AND WARRANTS; TERMINATION OF AGREEMENTS.

                         (a)      Notes and Warrants. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, on the Closing Date (as defined below), in exchange for the amendment and restatement of the obligations under the Bridge Facility and the Buyer’s payment of the Cash Purchase Price (as defined below) and the Company’s payment of the Outstanding Interest Amount and the fees set forth in Section 4(g) hereof, the Company shall issue, sell and deliver to each applicable Buyer, and each applicable Buyer severally, but not jointly, agrees to accept and purchase, (x) a principal amount of Notes as is set forth opposite such applicable Buyer’s name in column (3) on the Schedule of Buyers, (y) the Series A Warrants to acquire up to that number of Series A Warrant Shares as is set forth opposite such applica ble Buyer’s name in column (4) on the Schedule of Buyers, and (z) the Series B Warrants to acquire up to that number of Series B Warrant Shares as is set forth opposite such applicable Buyer’s name in column (5) on the Schedule of Buyers (the “Closing”).

                         (b)      Termination of Agreements. On the Closing Date, the Original Preferred Buyers and the Company hereby agree that the Original Preferred Agreement, the Original Preferred Registration Rights Agreement and the MarNan and Dana Agreements shall be terminated and shall be null and void and of no further force and effect.

                         (c)      Closing. The date and time of the Closing (the “Closing Date”) shall be 10:00 a.m., New York City time, on the date hereof (or such later date as is mutually agreed to by the Company and the Required Holders (as defined in the Note)) after notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 6 and 7 below at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022.

                         (d)      Purchase Price. The aggregate purchase price for the Securities to be purchased by each Buyer at the Closing (the “Purchase Price”) shall equal (i) the cash amount set forth opposite such Buyer’s name in column (6) on the Schedule of Buyers to be paid at the Closing (the “Cash Purchase Price”), and (ii) the outstanding obligations under the Bridge Facility after the Company’s payment of the Outstanding Interest Amount.

                         (e)      Form of Payment. On the Closing Date, (i) each applicable Buyer shall pay its Purchase Price to the Company for the Securities to be issued and sold to such Buyer at the Closing by wire transfer of immediately available funds in accordance with the Company’s written wire instructions and (ii) the Company shall deliver to each applicable Buyer (A) the Notes (in the principal amounts as such Buyer shall request) which such Buyer is entitled to receive hereunder, and (B) the Warrants (in the amounts as such Buyer shall request) which such Buyer is purchasing, in each case duly executed on behalf of the Company and registered in the name of such Buyer or its designee.

          2.    BUYER’S REPRESENTATIONS AND WARRANTIES.

                         Each Buyer, and solely with respect to Section 2(n) hereof, the Bridge Agent, represents and warrants with respect to only itself (and solely with respect to the Securities purchased by such Buyer) that:

                         (a)      Organization; Authority. Such Buyer is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents (as defined below) to which it is a party and otherwise to carry out its obligations hereunder and thereunder.

                         (b)      No Public Sale or Distribution. Such Buyer (i) is acquiring the Notes and the Warrants, (ii) upon conversion of the Notes will acquire the Conversion Shares, and (iii) upon exercise of the Warrants, as applicable, will acquire the Warrant Shares, in each case, for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; provided, however, that by making the representations herein, such Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act. Such Buyer is acquiring the Securities hereunder in the ordinary cou rse of its business. Such Buyer does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

                         (c)      Accredited Investor Status. Such Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.

                         (d)      Reliance on Exemptions. Such Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Securities.

                         (e)      Information. Such Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by such Buyer. Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer’s right to rely on the Company’s representations and warranties contained herein. Such Buyer understands that its investment in the Securities involves a high degree of risk. Such Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an infor med investment decision with respect to its acquisition of the Securities.

                         (f)      No Governmental Review. Such Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

                         (g)      Transfer or Resale. Such Buyer understands that except as provided in the Registration Rights Agreement: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Buyer shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Buyer provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the 1933 Act, as amended, (or a successor rule thereto) (collectively, “Rule 144”); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person (as defined in Section 3(s)) through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. The Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities and such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Buyer effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document (as defined in Section 3(b)), including, without limitation, this Section 2(g).

                         (h)      Legends. Such Buyer understands that the certificates or other instruments representing the Notes and the Warrants and, until such time as the resale of the Conversion Shares and the Warrant Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement, the stock certificates representing the Conversion Shares and the Warrant Shares, except as set forth below, shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE] [EXERCISABLE] HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION

STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR (II) UNLESS SOLD PURSUANT TO RULE 144(K) UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped, if, unless otherwise required by state securities laws, (i) such Securities are registered for resale under the 1933 Act, (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the 1933 Act, or (iii) such holder provides the Company with reasonable assurance that the Securities can be sold, assigned or transferred pursuant to Rule 144.

                         (i)      Validity; Enforcement. The Transaction Documents to which such Buyer is a party, have been duly and validly authorized, executed and delivered on behalf of such Buyer and shall constitute the legal, valid and binding obligations of such Buyer enforceable against such Buyer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

                         (j)      No Conflicts. The execution, delivery and performance by such Buyer of this Agreement, the Registration Rights Agreement and the Security Documents to which such Buyer is a party, and the consummation by such Buyer of the transactions contemplated hereby and thereby, will not (i) result in a violation of the organizational documents of such Buyer or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Buyer to perform its obligations hereunder.

                         (k)      Receipt of Documents. Such Buyer and its counsel has received and read in their entirety: (i) this Agreement and each representation, warranty and covenant set forth herein, and the other Transaction Documents (as defined below); (ii) the Company’s Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004; (iii) the Company’s Quarterly Report on Form 10-QSB for the fiscal quarters ended September 30, 2004, December 31, 2004 and March 31, 2005; and (v) the Company’s Quarterly Report on Form 10-Q for the fiscal quarters ended May 28, 2005 and August 27, 2005.

                         (l)      No Legal Advice From the Company. Such Buyer acknowledges that it had the opportunity to review this Agreement and the transactions contemplated by this Agreement with its own legal counsel and investment and tax advisors. Such Buyer is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

                         (m)      Residency. Such Buyer is a resident of that jurisdiction specified below its address on the Schedule of Buyers.

                         (n)      Bridge Facility; Termination Authority. As of the date hereof, Prencen Lending owns 100% of the Obligations and jointly in its capacity as the Bridge Lender and the Bridge Agent has the authority to terminate the MarNan and Dana Agreements and to execute and deliver this Agreement and the other Transaction Documents to which it is a party.

               3.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

                         The Company represents and warrants as of the date of execution hereof and as of the Closing Date to each of the Buyers:

                         (a)      Organization and Qualification. Except as set forth on Schedule 3(a), the Company and its “Subsidiaries” (which for purposes of this Agreement means any joint venture or any entity in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest) are entities duly organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authorization to own their properties and to carry on their business as now being conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect. The Company is not required to qualify as a foreign corporation in any jurisdiction. As used in this Agreement, “Material Adverse Effect” means any material adverse effect on the business, assets, operations, results of operations, condition (financial or otherwise) of the Company, its Subsidiaries, individually or taken as a whole, or on the transactions contemplated hereby or in the other Transaction Documents. The Company has no Subsidiaries, except as set forth on Schedule 3(a).

                         (b)      Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Notes, the Warrants, the Registration Rights Agreement, the Security Documents, the Irrevocable Transfer Agent Instructions (as defined in Section 5(b)), and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the “Transaction Documents”) and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Notes and the Warrants, the transactions contemplated by the Bettinger Agreement, the reservation for issuance and the issuance of the Conversion Shares issuable upon conversion of the Notes, the transfer of the Bettinger Shares, the reservation for issuance and issuance of the Warrant Shares issuable upon exercise of the Warrants, and the reaffirmation of the prior grant of the security interest in the Collateral (as defined in the Security Documents) have been duly authorized by the Company’s board of directors and (other than the filing with the SEC of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement and an y other filings as may be required by any state securities agencies) no further filing, consent, or authorization is required by the Company, its board of directors or its stockholders. This Agreement and the other Transaction Documents of even date herewith have been duly executed and delivered by the Company, and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

                         (c)      Issuance of Securities. The issuance of the Notes and the Warrants are duly authorized and upon issuance in accordance with the terms of the Transaction Documents shall be free from all taxes, liens and charges with respect to the issue thereof and the Bettinger Shares are fully paid and nonassessable. As of the Closing, the Company shall have reserved from its duly authorized capital stock not less than the sum of (i) 130% of the maximum number of shares of Common Stock issuable upon conversion of the Notes (assuming for purposes hereof, that the Notes are convertible at the Conversion Price (as defined in the Notes) and without taking into account any limitations on the conversion of the Notes set forth in the Notes), and (ii) 130% of the maximum number of shares of Common Stock issuable upon exercise of the Warrants (witho ut taking into account any limitations on the exercise of the Warrants set forth in the Warrants). Upon issuance or conversion in accordance with the Notes or exercise in accordance with the Warrants, as the case may be, the Conversion Shares and the Warrant Shares, respectively, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. Assuming that the representations and warranties of the Buyers set forth in Section 2 herein are true, the offer and issuance by the Company of the Securities being sold by it are exempt from registration under the 1933 Act.

                         (d)      No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Notes, the Warrants, and reservation for issuance of the Conversion Shares and the Warrant Shares) will not (i) result in a violation of the Certificate of Incorporation (as defined in Section 3(r)) of the Company or any of its Subsidiaries, any capital stock of the Company or Bylaws (as defined in Section 3(r)) or the certificate of designations of the Company or any of its Subsidiaries or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party (including, without limitation, any right of any executive officer to terminate his or her employment agreement and/or receive any severance payments), or (iii) result in a violation of any material law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the American Stock Exchange (the “Principal Market”) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected.

                         (e)      Consents. Other than the Stockholder Approval (as defined below), the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents, in each case in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the Closing Date, and the Company and its Subsidiaries are unaware of any facts or circumstances which might prevent the Company from obtaining or effecting any of the registration, applica tion or filings pursuant to the preceding sentence. Except as set forth on Schedule 3(e), the Company is not in violation of the listing requirements of the Principal Market and has no knowledge of any facts which would reasonably lead to delisting or suspension of the Common Stock in the foreseeable future.

                         (f)      Acknowledgment Regarding Buyer’s Purchase of Securities. The Company acknowledges and agrees that each Buyer is acting solely in the capacity of arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that no Buyer is (i) an officer or director of the Company, (ii) an “affiliate” of the Company or any of its Subsidiaries (as defined in Rule 144) or (iii) to the knowledge of the Company, a “beneficial owner” of more than 10% of the shares of Common Stock (as defined for purposes of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “1934 Act”)). The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company or any of its Subsidiaries (or in any similar cap acity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer’s purchase of the Securities. The Company further represents to each Buyer that the Company’s decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

                         (g)      No General Solicitation; Placement Agent’s Fees. Neither the Company, nor any of its Subsidiaries or affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions (other than for persons engaged by any Buyer or its investment advisor) relating to or arising out of the transactions contemplated hereby, including any fees and commissions which may be due and owing to Stanford Group Co. (the “Agent”). The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, attorney’s fees and out-of-pocket expenses) arising in connection with any such claim. Except as set forth on Schedule 4(g), neither the Company nor any of its Subsidiaries has engaged any placement agent or other agent in connection with the sale of the Securities.

                         (h)      No Integrated Offering. None of the Company, its Subsidiaries, any of their respective affiliates, and any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated. None of the Company, its Subsidiaries, their affiliates and any Person acting on their behalf will take any action or steps referred t o in the preceding sentence that would require registration of any of the Securities under the 1933 Act or cause the offering of the Securities to be integrated with other offerings.

                         (i)      Dilutive Effect. The Company understands and acknowledges that the number of Conversion Shares issuable upon conversion of the Notes, and, the Warrant Shares issuable upon exercise of the Warrants, will increase in certain circumstances. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Notes in accordance with this Agreement and the Notes and its obligation to issue the Warrant Shares upon exercise of the Warrants in accordance with this Agreement and the Warrants is, in each case, absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

                         (j)      Application of Takeover Protections; Rights Agreement. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti- takeover provision under the Certificate of Incorporation or the laws of the jurisdiction of its formation which is or could become applicable to any Buyer as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and any Buyer’s ownership of the Securities. The Company has not adopted a stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

                         (k)      SEC Documents; Financial Statements. Except as set forth on Schedule 3(k), during the two (2) years prior to the date hereof, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). The Company has delivered to the Buyers or their respective representatives true, correct and complete copies of the SEC Documents not available on the EDGAR system. Except as set forth on Schedule 3(k), as of their respective dates, the SEC Documents comp lied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Except as set forth on Schedule 3(k), as of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or ma y be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided on or behalf of the Company to the Buyers which is not included in the SEC Documents, including, without limitation, information referred to in Section 2(e) of this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein not misleading, in the light of the circumstance under which they are or were made.

                         (l)      Absence of Certain Changes. Except as disclosed in Schedule 3(l), since November 16, 2005, there has been no material adverse change and no material adverse development in the business, assets, properties, operations, condition (financial or otherwise), results of operations of the Company or its Subsidiaries. Except as disclosed in Schedule 3(l), since November 16, 2005, neither the Company nor any of its Subsidiaries has (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, in excess of $100,000 outside of the ordinary course of business or (iii) had capital expenditures, individually, in excess of $100,000, or in the aggregate, in excess of $250,000. Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company and its Subsidiaries, individually and on a consolidated basis, are not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing, will not be Insolvent (as defined below). For purposes of this Section 3(l), “Insolvent” means, with respect to any Person (i) the present fair saleable value of such Person’s assets is less than the amount required to pay such Person’s total Indebtedness (as defined in Section 3(s)), (ii) such Person is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (iii) such Person intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (i v) such Person has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

                         (m)      No Undisclosed Events, Liabilities, Developments or Circumstances. No event, liability, development or circumstance has occurred or exists, with respect to the Company, its Subsidiaries or their respective business, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced.

                         (n)      Conduct of Business; Regulatory Permits. Neither the Company nor its Subsidiaries is in violation of any term of or in default under its Certificate of Incorporation, any certificate of designation, preferences or rights of any other outstanding series of preferred stock of the Company or Bylaws or their organizational charter or certificate of incorporation or bylaws, respectively. Neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or its Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except in all cases for possible violations which could not, individually or in the aggregate, reasonably be expected to have a Material Adverse E ffect. Except as set forth on Schedule 3(n), Without limiting the generality of the foregoing, the Company is not in violation of any of the rules, regulations or requirements of the Principal Market and has no knowledge of any facts or circumstances that would reasonably lead to delisting or suspension of the Common Stock by the Principal Market in the foreseeable future. During the two (2) years prior to the date hereof, (i) the Common Stock has been designated for quotation on the Principal Market, (ii) trading in the Common Stock has not been suspended by the SEC or the Principal Market and (iii) except as set forth on Schedule 3(n), the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Common Stock from the Principal Market. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective busin esses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

                         (o)      Foreign Corrupt Practices. Neither the Company nor any of its Subsidiaries nor any director, officer, agent, employee or other Person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company or any of its Subsidiaries (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

                         (p)      Sarbanes-Oxley Act. The Company is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

                         (q)      Transactions With Affiliates. Except as set forth in the SEC Documents filed at least ten (10) days prior to the date hereof and other than as disclosed on Schedule 3(q), none of the officers, directors or employees of the Company or any of its Subsidiaries is presently a party to any transaction with the Company or any of its Subsidiaries (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the knowledge of the Company or any of its Subsidiaries, any corporation, partnership, trust or other entity in which any such officer, director, or employee has a substantial interest or is an officer, director, trustee or partner.

                         (r)      Equity Capitalization. As of the date hereof, the authorized capital stock of the Company consists of (i) 225,000,000 shares of Common Stock, of which as of the date hereof, 13,913,056 are issued and outstanding, 2,235,669 shares will be reserved for issuance upon the exercise of warrants granted or to be granted under the Company’s 2000 Employee Performance Equity Plan and 1,982,544 shares are reserved for issuance pursuant to securities (other than the Notes and the Warrants) exercisable or exchangeable for, or convertible into, shares of Common Stock and (ii) 2,553.6746 shares of Series A Junior Participating Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”) 2,553.6746 of which, as of the date hereof, are issued and outstanding. All of such outstanding shares have been, or u pon issuance will be, validly issued and are fully paid and nonassessable. Except as disclosed in Schedule 3(r): (i) none of the Company’s capital stock is subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company (other than as to the Bridge Lenders in connection with the Bridge Facility); (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercis able or exchangeable for, any capital stock of the Company or any of its Subsidiaries; (iii) there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness (except for the Bridge Facility) of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound; (iv) there are no financing statements securing obligations in any material amounts, either singly or in the aggregate, filed in connection with the Company or any of its Subsidiaries (other than by the Bridge Agent in connection with the Bridge Facility); (v) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except pursuant to the Registration Rights Agreement); (vi) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or simila r provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (vii) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; (viii) the Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; and (ix) the Company and its Subsidiaries have no liabilities or obligations required to be disclosed in the SEC Documents but not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company’s or its Subsidiaries’ respective businesses and which, individually or in the aggregate, do not or would not have a Material Adverse Effect. The Company has furnished to the Buyers true, correct and complete copies of the Company’s

Certificate of Incorporation, as amended and as in effect on the date hereof (the “Certificate of Incorporation”), and the Company’s Bylaws, as amended and as in effect on the date hereof (the “Bylaws”), and the terms of all securities convertible into, or exercisable or exchangeable for, shares of Common Stock and the material rights of the holders thereof in respect thereto.

                         (s)      Indebtedness and Other Contracts. Except as set forth on Schedule 3(s), neither the Company nor any of its Subsidiaries (i) has any outstanding Indebtedness, (ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument could reasonably be expected to result in a Material Adverse Effect, (iii) is in violation of any term of or in default under any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (iv) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company’s officers, has or is expected to have a Material Adverse Effect. Schedule 3(s) lists all such outstanding Indebtedness. For purposes of this Agreement: (x) “Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “capital leases” in accordance with generally accepted accounting principles) (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect t o any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; (y) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; and (z) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

                         (t)      Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, the Common Stock or any of the Company’s Subsidiaries or any of the Company’s or its Subsidiaries’ officers or directors, whether of a civil or criminal nature or otherwise, except as would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

                         (u)      Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

                         (v)      Employee Relations. Except as set forth on Schedule 3(v), neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or employs any member of a union. The Company and its Subsidiaries believe that their relations with their employees are good. Except as set forth on Schedule 3(v), no executive officer of the Company or any of its Subsidiaries (as defined in Rule 501(f) of the 1933 Act) has notified the Company or any such Subsidiary that such officer intends to leave the Company or any such Subsidiary or otherwise terminate such officer’s employment with the Company or any such Subsidiary. No executive officer of the Company or any of its Subsidiaries is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, discl osure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters.

                                        (ii)     The Company and its Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

                         (w)      Title. The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except Permitted Liens (as defined in the Notes), liens securing the Bridge Facility and such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries. Any real property and facilities held under lease by the Company or any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed t o be made of such property and buildings by the Company and its Subsidiaries.

                         (x)      Intellectual Property Rights. The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, service marks and all applications and registrations therefor, trade names, patents, patent rights, copyrights, original works of authorship, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights (“Intellectual Property Rights”) necessary to conduct their respective businesses as now conducted. None of the Company’s registered, or applied for, Intellectual Property Rights have expired or terminated or have been abandoned, or are expected to expire or terminate or expected to be abandoned, within three years from the date of this Agreement. The Company does not have any knowledge of any infringement by the Company or its Subsidiaries of Intellectual Property Rights of others. Except as set forth on Schedule 3(x), there is no claim, action or proceeding being made or brought, or to the knowledge of the Company, being threatened, against the Company or any of its Subsidiaries regarding its Intellectual Property Rights. The Company is unaware of any facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights.

                         (y)      Environmental Laws. Except as set forth on Schedule 3(y), the Company and its Subsidiaries (i) are in compliance with any and all Environmental Laws (as hereinafter defined), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface w ater, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

                         (z)      Subsidiary Rights. The Company or one of its Subsidiaries has the unrestricted right to vote (other than as set forth the Original Pledge Agreement), and (subject to limitations imposed by applicable law and restrictions in the Bridge Facility) to receive dividends and distributions on, all capital securities of its Subsidiaries as owned by the Company or such Subsidiary.

                         (aa)      Tax Status. The Company and each of its Subsidiaries (i) has made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

                         (bb)      Internal Accounting and Disclosure Controls. The Company and each of its Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. Except as set forth on Schedule 3(bb), the Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 under the 1934 Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure. During the twelve months prior to the date hereof neither the Company nor any of its Subsidiaries have received any notice or correspondence from any accountant r elating to any potential material weakness in any part of the system of internal accounting controls of the Company or any of its Subsidiaries.

                         (cc)      Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its 1934 Act filings and is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect.

                         (dd)      Investment Company Status. The Company is not, and upon consummation of the sale of the Securities will not be, an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

                         (ee)      Ranking of Notes. Except as set forth on Schedule (ee), no Indebtedness of the Company is senior to or ranks pari passu with the Notes in right of payment, whether with respect of payment of redemptions, interest, damages or upon liquidation or dissolution or otherwise; provided, however, that the Buyers acknowledge that the CIT Facility (as defined in the Notes), when established, will be senior to the Notes with respect to its first priority liens on account receivables and U.S. inventory of the Company and its Subsidiaries (including, without limitation, the rights of the lenders under the CIT Facility (the “CIT Lenders”) to sell any U.S. finished goods inventory under certain trademarks (but not to have a lien on such trademarks)).

                         (ff)      Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the sale and transfer of the Securities to be sold to each Buyer hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

                         (gg)      Acknowledgement Regarding Buyers’ Trading Activity. It is understood and acknowledged by the Company (i) that none of the Buyers have been asked by the Company or its Subsidiaries to agree, nor has any Buyer agreed with the Company or its Subsidiaries, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term; (ii) that any Buyer, and counter parties in “derivative” transactions to which any such Buyer is a party, directly or indirectly, presently may have a “short” position in the Common Stock, and (iii) that each Buyer shall not be deemed to have any affiliation with or control over any arm’s length counter party in any “derivative” transaction. The Company further understands and acknowledges that one or more Buyers may engage in hedging and/or trading activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Conversion Shares and the Warrant Shares deliverable with respect to Securities are being determined and (b) such hedging and/or trading activities, if any, can reduce the value of the existing shareholders’ equity interest in the Company both at and after the time the hedging and/or trading activities are being conducted. The Company acknowledges that such aforementioned hedging and/or trading activities do not constitute a breach of this Agreement, the Notes, the Warrants or any of the documents executed in connection herewith.

                         (hh)      Manipulation of Price. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

                         (ii)      U.S. Real Property Holding Corporation. The Company is not, nor has ever been, a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon Buyer’s request.

                         (jj)      Disclosure. All disclosure provided to the Buyers regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Each press release issued by the Company or its Subsidiaries during the twelve (12) months preceding the date of this Agreement did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light o f the circumstances under which they are made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

          4.    COVENANTS.

                         (a)      Best Efforts. Each party shall use its best efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

                         (b)      Form D and Blue Sky. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Buyers at such Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyers on or prior to such Closing Date. The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or “Bl ue Sky” laws of the states of the United States following the Closing Date.

                         (c)      Reporting Status. Until the date on which the Investors (as defined in the Registration Rights Agreement) shall have sold all the Conversion Shares and Warrant Shares, and none of the Notes or Warrants are outstanding (the “Reporting Period”), from and after the filing of the Company’s Annual Report on Form 10-K for the period ending February 28, 2006, the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would no longer require or otherwise permit such termination, and from and after the date the Company is eligible to register the Conversion Shares and the Warrant Shares for resale by th e Buyers on Form S-3, the Company shall take all actions necessary to maintain its eligibility to register the Conversion Shares and the Warrant Shares for resale by the Buyers on Form S-3.

                         (d)      Use of Proceeds. The Company will use the proceeds from the sale of the Securities for the payment of an approximately $5.5 million fee that may be due and owing to the Agent and for working capital of the Company and its Subsidiaries and, except as contemplated hereby, not for (A) the repayment of any outstanding Indebtedness of the Company or any of its Subsidiaries or (B) the redemption or repurchase of any of its or its Subsidiaries’ equity securities other than the securities of MarNan and Dana being redeemed in accordance with Section 7(r).

                         (e)      Financial Information. The Company agrees to send the following to each Investor during the Reporting Period (i) unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, within one (1) Business Day after the filing thereof with the SEC, a copy of its Annual Reports and Quarterly Reports on Form 10-K, 10-KSB, 10-Q or 10-QSB, any interim reports or any consolidated balance sheets, income statements, stockholders’ equity statements and/or cash flow statements for any period other than annual, any Current Reports on Form 8 K (including any press releases filed) and any registration statements (other than on Form S 8) or amendments filed pursuant to the 1933 Act, (ii) on the same day as the release thereof, facsimile copies of all press releases not filed through the EDGAR system issued by the Company or any of its Subsidiaries, and (iii) copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders. As used herein, “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

                         (f)      Listing. The Company shall promptly secure the listing of all of the Registrable Securities (as defined in the Registration Rights Agreement) upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed (subject to official notice of issuance) and shall maintain such listing of all Registrable Securities from time to time issuable under the terms of the Transaction Documents. The Company shall maintain the Common Stocks’ authorization for quotation on the Principal Market. Neither the Company nor any of its Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of the Common Stock on the Principal Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(f).

                         (g)      Fees. The Company shall reimburse Prentice or its designee(s) (in addition to any other expense amounts paid to any Buyer prior to the date of this Agreement) for all reasonable costs and expenses incurred in connection with the transactions contemplated by the Transaction Documents (including all reasonable legal fees and disbursements in connection therewith, documentation and the negotiation of the Transaction Documents, due diligence in connection therewith and the Closing contemplated by this Agreement), which amount shall be withheld by Prentice from its Purchase Price at the Closing or paid by the Company upon termination of this Agreement. The Company shall also reimburse Prentice or its designee(s) (in addition to any other expense amounts paid to any Buyer prior to the date of this Agreement) for all reasonable cost s and expenses incurred in connection with the negotiation of any intercreditor agreements in accordance with Section 4(v) below and any ancillary documents related thereto and any amendment to any other Transaction Document after the Closing Date. On the Closing Date, the Company shall pay Prentice Capital Management, LP (“Prentice Management”) or its designee(s) a non refundable closing fee equal to $3,667,500 with respect to the issuance of the Notes to Prentice Lending (the “Prentice Note Fee”) and Prentice Management agrees to promptly pay $360,000 of such Prentice Note Fee to Highgate. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or broker’s commissions (other than for Persons engaged by any Buyer) relating to or arising out of the transactions contemplated hereby, including, without limitation, any fees or commissions payable to the Agent. The Company shall pay, and hold each Buyer harmless again st, any liability, loss or expense (including, without limitation, reasonable attorney’s fees and out-of-pocket expenses) arising in connection with any claim against a Buyer relating to any such payment. Except as otherwise set forth in the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the sale of the Securities to the Buyers.

                         (h)      Pledge of Securities. The Company acknowledges and agrees that the Securities may be pledged by an Investor in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Investor effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by an Investor.

                         (i)      Additional Registration Statements. Until the sixtieth (60th) day following the Effective Date (as defined in the Registration Rights Agreement), the Company shall not file a registration statement under the 1933 Act relating to securities that are not the Securities.

                         (j)      Disclosure of Transactions and Other Material Information.

                                        (i)      On or before 8:30 a.m., New York City time, on the fourth Business Day following the date of this Agreement, the Company shall issue a press release and file a Current Report on Form 8-K describing the terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act and attaching the material Transaction Documents (including, without limitation, this Agreement (and all schedules to this Agreement), the form of the Notes, the form of Warrant, the form of the Registration Rights Agreement, the form of Voting Agreement and the form of Security Documents) as exhibits to such filing (including all attachments, the “8-K Filing”). From and after October 31, 2006, except as permitted by Section 4(j)(ii) below and, in such case, from and after the Disclosur e Date (as defined below), no Buyer shall be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of its respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing or other public filings by the Company with the SEC prior to October 31, 2006. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents, not to, provide any Buyer with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the 8-K Filing with the SEC without the express written consent of such Buyer. If a Buyer has, or believes it has, received any such material, nonpublic information regarding the Company or any of its Subsidiaries, it shall provide the Company with written notice thereof. The Company shall, within five (5) Trading Days of receipt of such notice, make public disclosure of such material, nonpubl ic information. In the event of a breach of the foregoing covenant by the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Transaction Documents, a Buyer shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, nonpublic information without the prior approval by the Company, its Subsidiaries, or any of its or their respective officers, directors, employees or agents. No Buyer shall have any liability to the Company, its Subsidiaries, or any of its or their respective officers, directors, employees, stockholders or agents for any such disclosure. Subject to the foregoing, neither the Company, its Subsidiaries nor any Buyer shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior app roval of any Buyer, to make any press release or other public disclosure with respect to such transactions (x) in substantial conformity with the 8-K Filing and contemporaneously therewith and (y) as is required by applicable law and regulations (provided that in the case of clause (z) each Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of any applicable Buyer, neither the Company nor any of its Subsidiaries or affiliates shall disclose the name of such Buyer in any filing, announcement, release or otherwise. Notwithstanding the foregoing, (I) in the event that Prentice is deemed a director by deputization by virtue of the rights set forth in Section 4(t), the restrictions set forth in this Section 4(j) shall not apply to the provision of information in the ordinary course to such director and the rights of Prentice and its affiliates to disclose any material non-public information received by such director as set forth in this Section 4(j)(i) shall not apply and (II) in the event any Buyer receives material non-public information it solicited from any employee, officer or director of the Company or any of its Subsidia ries the rights of such Buyer and its affiliates to disclose any material non-public information received by such director as set forth in this Section 4(j)(i) shall not apply.

                                        (ii)      In the event the Company desires to obtain the consent of the Buyers to any transaction in accordance with Section 4(l) (a “Consent Request Transaction”) and the Company has made a good faith determination that the matters relating to such Consent Request Transaction constitute material non-public information, the Company shall submit a written request (the “Material Event Notice”) to the person designated on the Schedule of Buyers for such Buyer, or such other person as such Buyer shall designate in writing to the Company (the “Material Notice Recipient”) requesting permission to deliver any such request (a “Consent Request Notice”). Until the earlier to occur of (x) the date on which the Material Notice Recipient gives written notice to the Company authorizing the delivery of such Consent Request Notice to the Buyer (the “Material Event Notice Acceptance”) or (y) the date on which the material non-public information which is the subject of the Consent Request Notice is publicly disclosed in a filing with the SEC, the Company shall be relieved of any obligation imposed by this Agreement or any other Transaction Document to deliver the Consent Request Notice to the Buyer, such Buyer shall be deemed to have waived the Buyer’s rights hereunder to receive such Consent Request Notice and the Buyer shall be deemed to have consented to such Consent Request Transaction, until the earlier to occur of (I) the date the Material Notice Recipient delivers such Material Event Notice Acceptance to the Company and (II) the date the Consent Request Transaction has been consummated. Notwithstanding anything in any Transaction Document to the contrary, the Company covenants and agrees that it shall not provide the Consent Request Noti ce to any Buyer until the earlier to occur of (x) such time as the Material Event Notice Acceptance is received by the Company or (y) the material non-public information which is the subject of the Consent Request Notice has been disclosed in a filing with the SEC. The Company shall, within five (5) Trading Days of the earlier to occur of (i) the consummation of the transactions contemplated by the Material Event Notice and (ii) the date the transaction contemplated by the Consent Request Notice is withdrawn or terminated, make public disclosure of any material non-public information provided to any Buyer in connection with the Consent Request Notice (the “Disclosure Date”). In the event of a breach of the foregoing covenant by the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Transaction Documents, a Buyer shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, nonpublic information without the prior approval by the Company, its Subsidiaries, or any of its or their respective officers, directors, employees or agents. No Buyer shall have any liability to the Company, its Subsidiaries, or any of its or their respective officers, directors, employees, stockholders or agents for any such disclosure.

                         (k)      Additional Notes; Variable Securities; Dilutive Issuances.

                                        (i)      So long as any Buyer beneficially owns any Securities, the Company will not, without the prior written consent of Buyers holding a majority of the Notes, issue any Notes (other than to the Buyers as contemplated hereby) and the Company shall not issue any other securities that would cause a breach or default under the Notes or the Warrants.

                                        (ii)      For so long as (x) at least $5,000,000 in aggregate principal amount of the Notes are outstanding or (y) at least 25% of the Series A Warrants are outstanding, the Company shall not, in any manner, issue or sell any rights, warrants or options to subscribe for or purchase Common Stock or directly or indirectly convertible into or exchangeable or exercisable for Common Stock at a conversion, exchange or exercise price which varies or may vary after issuance with the market price of the Common Stock, including by way of one or more reset(s) to any fixed price unless the conversion, exchange or exercise price of any such security cannot be less than the then applicable Conversion Price (as defined in the Notes) with respect to the Common Stock into which any Notes are convertible or the then applicable Exer cise Price (as defined in the Warrants) with respect to the Common Stock into which any Warrant is exercisable.

                                        (iii)      For so long as any Notes or Warrants remain outstanding, the Company shall not, in any manner, enter into or affect any dilutive issuance if the effect of such dilutive issuance is to cause the Company to be required to issue upon conversion of any Note or exercise of any Warrant any shares of Common Stock in excess of that number of shares of Common Stock which the Company may issue upon conversion of the Notes and exercise of the Warrants without breaching the Company’s obligations under the rules or regulations of the Principal Market.

                         (l)      Corporate Existence; Acquisitions. So long as any Buyer beneficially owns any Securities, the Company shall not be party to any Fundamental Transaction (as defined in the Notes) unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Notes and the Warrants. Other than in connection with one or more Acquisition Transactions (as defined below) for aggregate gross purchase prices not in excess of $10 million, for so long as (x) at least $5,000,000 in aggregate principal amount of the Notes are outstanding or (y) at least 25% of the Series A Warrants are outstanding, without the prior written consent of the Required Holders, the Company shall not acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets or stock of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof or otherwise acquire or agree to acquire any equity interest therein or any assets outside the ordinary course of business (each, an “Acquisition Transaction”).

                         (m)      Reservation of Shares. The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than (i) 130% of the maximum number of shares of Common Stock issuable upon conversion of the Notes (assuming for purposes hereof, that the Notes are convertible at the Conversion Price (as defined in the Notes) and without taking into account any limitations on the conversion of the Notes set forth in the Notes) and (ii) 130% of the maximum number of shares of Common Stock issuable upon exercise of the Warrants (without taking into account any limitations on the exercise of the Warrants set forth in the Warrants).

                         (n)      Conduct of Business. The business of the Company and its Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any governmental entity, except where such violations would not result, either individually or in the aggregate, in a Material Adverse Effect.

                         (o)      Additional Issuances of Securities.

                              (i)      For purposes of this Section 4(o), the following definitions shall apply.

                                        (1)    “Convertible Securities” means any stock or securities (other than Options) convertible into or exercisable or exchangeable for shares of Common Stock.

                                        (2)    “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

                                        (3)    “Common Stock Equivalents” means, collectively, Options and Convertible Securities.

                                   (ii)      From the date hereof until the date that is thirty (30) Trading Days (as defined in the Notes) after the Effective Date (the “Trigger Date”), the Company will not, directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of its or its Subsidiaries’ equity or equity equivalent securities, including without limitation any debt, preferred stock or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for shares of Common Stock or Common Stock Equivalents (any such offer, sale, grant, disposition or announcement being referred to as a “Subsequent Placement”).

                                   (iii)      From the Trigger Date until the date on which none of the Notes are outstanding, the Company will not, directly or indirectly, effect any Subsequent Placement unless the Company shall have first complied with this Section 4(o)(iii).

                                        (1)    The Company shall deliver to each Buyer who still holds Notes a written notice (the “Offer Notice”) of any proposed or intended issuance or sale or exchange (the “Offer”) of the securities being offered (the “Offered Securities”) in a Subsequent Placement, which Offer Notice shall (w) identify and describe the Offered Securities, (x) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (y) identify the persons or entities (if known) to which or with which the Offered Securities are to be offered, issued, sold or exchanged and (z) offer to issue and sell to or exchange with such Buyers all of the Offered Securities, allocated among such Buyers (a) based on such Buyer’s pro rata portion of the aggregate principal amount of Notes purchased hereunder (the “Basic Amount”), and (b) with respect to each Buyer that elects to purchase its Basic Amount, any additional portion of the Offered Securities attributable to the Basic Amounts of other Buyers as such Buyer shall indicate it will purchase or acquire should the other Buyers subscribe for less than their Basic Amounts (the “Undersubscription Amount”), which process shall be repeated until the Buyers shall have an opportunity to subscribe for any remaining Undersubscription Amount.

                                        (2)    To accept an Offer, in whole or in part, such Buyer must deliver a written notice to the Company prior to the end of the tenth (10th) Business Day after such Buyer’s receipt of the Offer Notice (the “Offer Period”), setting forth the portion of such Buyer’s Basic Amount that such Buyer elects to purchase and, if such Buyer shall elect to purchase all of its Basic Amount, the Undersubscription Amount, if any, that such Buyer elects to purchase (in either case, the “Notice of Acceptance”). If the Basic Amounts subscribed for by all Buyers are less than the total of all of the Basic Amounts, then each Buyer who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addit ion to the Basic Amounts subscribed for, the Undersubscription Amount it has subscribed for; provided, however, that if the Undersubscription Amounts subscribed for exceed the difference between the total of all the Basic Amounts and the Basic Amounts subscribed for (the “Available Undersubscription Amount”), each Buyer who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Basic Amount of such Buyer bears to the total Basic Amounts of all Buyers that have subscribed for Undersubscription Amounts, subject to rounding by the Company to the extent its deems reasonably necessary.

                                        (3)    The Company shall have ten (10) Business Days from the expiration of the Offer Period above to (i) offer, issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Buyers (the “Refused Securities”), but only to the offerees described in the Offer Notice (if so described therein) and only upon terms and conditions (including, without limitation, unit prices and interest rates) that are not more favorable to the acquiring person or persons or less favorable to the Company than those set forth in the Offer Notice and (ii) publicly announce (a) the execution of such Subsequent Placement Agreement (as defined below), and (b) either (x) the consummation of the transactions contemplated by su ch Subsequent Placement Agreement or (y) the termination of such Subsequent Placement Agreement, which shall be filed with the SEC on a Current Report on Form 8-K with such Subsequent Placement Agreement and any documents contemplated therein filed as exhibits thereto.

                                        (4)    In the event the Company shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Section 4(o)(iii)(3) above), then each Buyer may, at its sole option and in its sole discretion, reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that such Buyer elected to purchase pursuant to Section 4(o)(iii)(2)

above multiplied by a fraction, (i) the numerator of which shall be the number or amount of Offered Securities the Company actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to Buyers pursuant to Section 4(o)(iii)(3) above prior to such reduction) and (ii) the denominator of which shall be the original amount of the Offered Securities. In the event that any Buyer so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Buyers in accordance with Section 4(o)(iii)(1) above.

                                        (5)    Upon the closing of the issuance, sale or exchange of all or less than all of the Refused Securities, the Buyers shall acquire from the Company, and the Company shall issue to the Buyers, the number or amount of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to Section 4(o)(iii)(3) above if the Buyers have so elected, upon the terms and conditions specified in the Offer. The purchase by the Buyers of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Buyers of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Buyers and their respective counsel.

                                        (6)    Any Offered Securities not acquired by the Buyers or other persons in accordance with Section 4(o)(iii)(3) above may not be issued, sold or exchanged until they are again offered to the Buyers under the procedures specified in this Agreement.

                                        (7)    The Company and the Buyers agree that if any Buyer elects to participate in the Offer, (x) neither the securities purchase agreement (the “Subsequent Placement Agreement”) with respect to such Offer nor any other transaction documents related thereto (collectively, the “Subsequent Placement Documents”) shall include any term or provisions whereby any Buyer shall be required to agree to any restrictions in trading as to any securities of the Company owned by such Buyer prior to such Subsequent Placement, and (y) any registration rights set forth in such Subsequent Placement Documents shall be similar in all material respects to the registration rights contained in the Registration Rights Agreement.

                                        (8)    Notwithstanding anything to the contrary in this Section 4(o) and unless otherwise agreed to by the Buyers, the Company shall either confirm in writing to the Buyers that the transaction with respect to the Subsequent Placement has been abandoned or shall publicly disclose its intention to issue the Offered Securities, in either case in such a manner such that the Buyers will not be in possession of material non-public information, by the twelfth (12th) Business Day following delivery of the Offer Notice. If by the twelfth (12th) Business Day following delivery of the Offer Notice no public disclosure regarding a transaction with respect to the Offered Securities has been made, and no notice regarding the abandonment of such transaction has been re ceived by the Buyers, such transaction shall be deemed to have been abandoned and the Buyers shall not be deemed to be in possession of any material, non-public information with respect to the Company. Should the Company decide to pursue such transaction with respect to the Offered Securities, the Company shall provide each Buyer with another Offer Notice and each Buyer will again have the right of participation set forth in this Section 4(o)(iii). The Company shall not be permitted to deliver more than one such Offer Notice to the Buyers in any 60 day period.

                                        (9)    The restrictions contained in subsections (ii) and (iii) of this Section 4(o) shall not apply in connection with the issuance of any Excluded Securities and shall only apply for so long as (x) at least $5,000,000 in aggregate principal amount of the Notes are outstanding or (y) at least 25% of the Series A Warrants are outstanding.

                    (p)      Series A Preferred Stock Vote. Each Buyer hereby agrees with the Company (and not with any other party hereto) to vote any shares of voting capital stock of the Company held by such Buyer at the time of the next meeting of shareholders to be held no later than August 31, 2006 in favor of the conversion of the Series A Preferred Stock into Common Stock.

                    (q)      Stockholder Approval. The Company shall prepare and file with the SEC, as promptly as practicable after the date hereof but in no event later than July 15, 2006, an information statement (the “Information Statement”), substantially in the form that has been previously reviewed by and is reasonably acceptable to the Buyers and a counsel of their choice at the expense of the Company, not to exceed $10,000, informing the stockholders of the Company of the receipt of the consents of the requisite stockholders (the “Stockholder Consent” and the date such Stockholder consent is effective pursuant to applicable law and regulation, the “Stockholder Consent Effective Date”) including resolutions (the “Resolutions”) approving the Company’s issuance of all of the Se curities as described in the Transaction Documents and the Bettinger Agreement, including, without limitation, the Notes, the Conversion Shares, the Warrants, the Warrant Shares and the Bettinger Shares, in accordance with applicable law and the rules and regulations of the Principal Market. In addition to the foregoing, if otherwise required by applicable law, rule or regulation, the Company shall prepare and file with the SEC a preliminary proxy statement with respect to a special or annual meeting of the stockholders of the Company (the “Stockholder Meeting”), which shall be promptly called and held not later than the earlier to occur of (i) the date of the first meeting of the stockholders of the Company held after the Closing Date and (ii) October 31, 2006 (the “Stockholder Meeting Deadline”) soliciting each such stockholder’s affirmative vote for approval of, to the extent not previously adopted, the resolutions set forth in the Stockholder Consent (such affirmat ive approval being referred to herein as the “Stockholder Approval”), and the Company shall use its reasonable best efforts to solicit its stockholders’ approval of such resolutions and to cause the Board of Directors of the Company to recommend to the stockholders that they approve the Resolutions. The Company shall be obligated to seek to obtain the Stockholder Approval by the Stockholder Meeting Deadline.

                    (r)      Collateral Agent. Each Buyer hereby (a) appoints the Bridge Agent, as the collateral agent hereunder and under the other Security Documents (in such capacity, the “Collateral Agent”), and (b) authorizes the Collateral Agent (and its officers, directors, employees and agents) to take such action on such Buyer’s behalf in accordance with the terms hereof and thereof. The Collateral Agent shall not have, by reason hereof or any of the other Security Documents, a fiduciary relationship in respect of any Buyer. Neither the Collateral

Agent nor any of its officers, directors, employees and agents shall have any liability to any Buyer for any action taken or omitted to be taken in connection hereof or any other Security Document except to the extent caused by its own gross negligence or willful misconduct, and each Buyer agrees to defend, protect, indemnify and hold harmless the Collateral Agent and all of its officers, directors, employees and agents (collectively, the “Indemnitees”) from and against any losses, damages, liabilities, obligations, penalties, actions, judgments, suits, fees, costs and expenses (including, without limitation, reasonable attorneys’ fees, costs and expenses) incurred by such Indemnitee, whether direct, indirect or consequential, arising from or in connection with the performance by such Indemnitee of the duties and obligations of Collateral Agent pursuant hereto or any of the Security Documents. The Collateral Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the holders of a majority in principal amount of the Notes then outstanding, and such instructions shall be binding upon all holders of Notes; provided, however, that the Collateral Agent shall not be required to take any action which, in the reasonable opinion of the Agent, exposes the Agent to liability or which is contrary to this Agreement or any other Transaction Document or applicable law. The Collateral Agent shall be entitled to rely upon any written notices, statements, certificates, orders or other documents or any telephone message believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement or any of the other Transaction Documents and its duties hereunder or thereunder, upon advice of counsel selected by it.

                    (s)      Successor Collateral Agent.

                                   (i)      The Collateral Agent may resign from the performance of all its functions and duties hereunder and under the other Transaction Documents at any time by giving at least thirty (30) Business Days’ prior written notice to the Company and each holder of Notes. Such resignation shall take effect upon the acceptance by a successor Collateral Agent of appointment pursuant to clauses (ii) and (i) below or as otherwise provided below.

                                   (ii)      Upon any such notice of resignation, the holders of a majority in principal amount of the Notes then outstanding shall appoint a successor collateral agent. Upon the acceptance of any appointment as collateral agent hereunder by a successor agent, such successor collateral agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the collateral agent, and the Collateral Agent shall be discharged from its duties and obligations under this Agreement and the other Transaction Documents. After the Collateral Agent’s resignation hereunder as the collateral agent, the provisions of this Section 4(s) shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Collateral Agent under this Agreement and the other Transaction Documents.

                                   (iii)      If a successor collateral agent shall not have been so appointed within said thirty (30) Business Day period, the Collateral Agent shall then appoint a successor collateral agent who shall serve as the collateral agent until such time, if any, as the holders of a majority in principal amount of the Notes then outstanding appoint a successor collateral agent as provided above.

                    (t)      Nomination of Prentice Director. For so long as Prentice or any of its affiliates owns (x) at least $5,000,000 in aggregate principal amount of the Notes outstanding or (y) at least 25% of the Series A Warrants purchased by Prentice or its affiliates, as applicable, and subject to limitations, if any, imposed by stock exchange rules in effect from time to time, the Company agrees to cause one (1) person designated by Prentice to be nominated for election at every meeting of the stockholders of the Company called with respect to the election of members of the board of directors of the Company, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders or the board of directors with respect to the election of members of the board of directors of the Company. Should a person designated pursuant to this Section 4(t) be unwilling or unable to serve, or otherwise cease to serve, the Company shall cause one (1) person designated by Prentice to replace such member on the board of directors. If Prentice desires to remove any person designated by Prentice pursuant to this Section 4(t), the Company shall cooperate with and shall support such removal and any vacancy shall be filled in accordance with the preceding sentence.

                    (u)      Size of Board of Directors. For so long as any Notes or Warrants remain outstanding, the Company shall cause the board of directors of the Company to consist of five (5) directors.

                    (v)      Intercreditor Agreement. On or after the Closing Date, the Buyers shall enter into an intercreditor agreement with the CIT Lenders with respect to the first priority liens on account receivables and U.S. inventory of the Company and its Subsidiaries (including, without limitation, the rights of the CIT Lenders to sell any U.S. finished goods inventory under certain trademarks (but not to have a lien on such trademarks)) to be provided to the CIT Lenders by the Company in form and substance mutually acceptable to the CIT Lenders and the Buyers. In the event the Company closes an agreement with respect to the incurrence by the Company of Permitted Acquisition Indebtedness (as defined in the Notes), the Buyers shall enter into an intercreditor agreement with respect to such Permitted Acquisition Indebtedness, if required by the lender under such Permitted Acquisition Indebtedness, with respect to first priority liens on the assets of the Company and its Subsidiaries to be provided to such lender by the Company and such other matters as shall be requested by such lender in form and substance mutually acceptable to such lender and the Buyers.

                    (w)      Conditions Subsequent to the Closing. The Company shall deliver to the Buyers, not later than thirty (30) days following the Closing Date, a mortgage, in form and substance reasonably satisfactory to the Buyers, covering all of the Company’s right, title and interest in and to the real property listed on Schedule 4(w), together with all improvements located thereon (collectively, the “Property”), duly executed by the Company (the “New Mortgage”), together with, at the request of the Buyers, a current title search report, a title insurance policy, evidence of insurance, a current survey of the Property, and a current appraisal of the Property.

          5.    REGISTER; TRANSFER AGENT INSTRUCTIONS.

                    (a)      Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Notes and the Warrants in which the Company shall record the name and address of the Person in whose name the Notes and the Warrants have been issued (including the name and address of each transferee), the principal amount of the Notes, the number of Conversion Shares issuable upon conversion of the Notes and Warrant Shares issuable upon exercise of the Warrants held by such Person. The Company shall keep the register open and available at all times during business hours for inspection of any Buyer or its legal representatives.

                    (b)      Transfer Agent Instructions. The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificates or credit shares to the applicable balance accounts at The Depository Trust Company (“DTC”), registered in the name of each Buyer or its respective nominee(s), for the Conversion Shares, and the Warrant Shares in such amounts as specified from time to time by each Buyer to the Company upon conversion of the Notes or exercise of the Warrants in the form of Exhibit D attached hereto (the “Irrevocable Transfer Agent Instructions”). The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5(b), and stop transfer instructions to give effect to Section 2(g) hereof , will be given by the Company to its transfer agent with respect to the Securities, and that the Securities shall otherwise be freely transferable on the books and records of the Company, as applicable, and to the extent provided in this Agreement and the other Transaction Documents. If a Buyer effects a sale, assignment or transfer of the Securities in accordance with Section 2(g), the Company shall permit the transfer and shall promptly instruct its transfer agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by such Buyer to effect such sale, transfer or assignment. In the event that such sale, assignment or transfer involves Conversion Shares or Warrant Shares sold, assigned or transferred pursuant to an effective registration statement or pursuant to Rule 144, the transfer agent shall issue such Securities to the Buyer, assignee or transferee, as the case may be, without any restrictive legend. The Com pany acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to a Buyer. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5(b) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5(b), that a Buyer shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

          6.    CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

          The obligation of the Company hereunder to amend and restate the Bridge Facility and the Original Note Agreement in accordance herewith and to sell the Notes, the Series A Warrants and the Series B Warrants to each applicable Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

                    (a)      Such Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

                    (b)      Such Buyer and each other Buyer, as applicable, shall have delivered to the Company the Purchase Price (less, in the case of Prentice (a Buyer), a withholding amount with respect to certain expenses in accordance with Section 4(g)) for the Securities being purchased by such Buyer at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

                    (c)      The representations and warranties of such Buyer shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.

                    (d)      All collateral pledged by MarNan and Dana shall have been released and returned to MarNan and Dana and such release and termination documentation terminating the MarNan and Dana Agreements (including without limitation UCC termination statements) as MarNan or Dana shall reasonably request shall be executed and delivered by the Bridge Lenders to MarNan and Dana.

          7.    CONDITIONS TO EACH BUYER’S OBLIGATION TO PURCHASE.

          The obligation of each Buyer hereunder, as applicable, to amend and restate the Bridge Facility and the Original Note Agreement in accordance herewith and to purchase the Notes, the Series A Warrants and the Series B Warrants at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer’s sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

                    (a)      The Company shall have duly executed and delivered to such Buyer (i)  each of the Transaction Documents, (ii) (x) the Notes being acquired by such Buyer at the Closing pursuant to this Agreement (in such principal amounts as is set forth across from such Buyer’s name in column (3) of the Schedule of Buyers), if any, (y) the Series A Warrants (allocated in such amounts as such Buyer shall request) being acquired by such Buyer at the Closing pursuant to this Agreement, if any, and (z) the Series B Warrants (allocated in such amounts as such Buyer shall request) being purchased by such Buyer at the Closing pursuant to this Agreement, if any.

                    (b)      The Company shall have delivered to Prentice Management the Prentice Note Fee by wire transfer of immediately available funds pursuant to the wire instructions provided by Prentice Management.

                    (c)      The Company shall have delivered to each Bridge Lender the Outstanding Interest Amount payable to such Bridge Lender under the Bridge Facility as of the Closing Date by wire transfer of immediately available funds pursuant to the wire instructions provided by each such Bridge Lender.

                    (d)      Such Buyer shall have received the opinion of Kramer Levin Naftalis & Frankel LLP the Company’s outside counsel, dated as of the Closing Date, in substantially the form of Exhibit E attached hereto.

                    (e)      The Company shall have delivered to such Buyer a copy of the Irrevocable Transfer Agent Instructions, in the form of Exhibit D attached hereto, which instructions shall have been delivered to and acknowledged in writing by the Company’s transfer agent.

                    (f)      The Company shall have delivered to such Buyer a certificate evidencing the formation and good standing of the Company and each of its Subsidiaries in each such entity’s jurisdiction of formation issued by the Secretary of State (or equivalent) of such jurisdiction of formation as of a date within ten (10) days of the Closing Date.

                    (g)      The Company shall have delivered to such Buyer a certified copy of the Certificate of Incorporation as certified by the Secretary of State of the State of Delaware within ten (10) days of the Closing Date.

                    (h)      The Company shall have delivered to such Buyer a certificate, executed by the Secretary of the Company and dated as of the Closing Date, as to (x) the resolutions consistent with Section 3(b) as adopted by the Company’s board of directors in a form reasonably acceptable to such Buyer, (y) the Certificate of Incorporation and (z) the Bylaws, each as in effect at the Closing, in the form attached hereto as Exhibit F.

                    (i)      The representations and warranties of the Company shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Such Buyer shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer in the form attached hereto as Exhibit G.

                    (j)      The Company shall have delivered to such Buyer a letter from the Company’s transfer agent certifying the number of shares of Common Stock outstanding as of a date within five days of the Closing Date.

                    (k)      The Common Stock (i) shall be designated for quotation or listed on the Principal Market and (ii) shall not have been suspended, as of the Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor, except as disclosed on Schedule 3(n), shall suspension by the SEC or the Principal Market have been threatened, as of the Closing Date, either (x) in writing by the SEC or the Principal Market or (y) by falling below the minimum maintenance requirements of the Principal Market.

                    (l)      The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Securities.

                    (m)      Concurrently with the Closing hereunder, the transactions contemplated by the Bettinger Agreement shall have been consummated.

                    (n)      The Company shall have delivered to such Buyer (i) Stockholder Consents executed by holders of a majority of the outstanding voting securities of the Company (the “Stockholders”) in the form attached hereto as Exhibit H and (ii) duly executed voting agreements of the Stockholders, in the form attached hereto as Exhibit J (the “Voting Agreements”), whereby the Stockholders shall agree to vote in favor of the Resolutions and to vote in favor of one Person designated by Prentice to serve on the board of directors of the Company as and to the extent provided in Section 4(s).

                    (o)      The Company shall have delivered to such Buyer a duly executed Stockholder Consent.

                    (p)      Within six (6) Business Days prior to the Closing, the Company shall have delivered or caused to be delivered to each Buyer (i) true copies of UCC search results, listing all effective financing statements which name as debtor the Company or any of its Subsidiaries filed in the prior five years to perfect an interest in any assets thereof, together with copies of such financing statements, none of which, except as otherwise agreed in writing by the Buyers, shall cover any of the Collateral (as defined in the Security Documents) and the results of searches for any tax lien and judgment lien filed against such Person or its property, which results, except as otherwise agreed to in writing by the Buyers shall not show any such Liens (as defined in the Security Documents); and (ii) a perfection certificate, duly completed and executed by the Company and each of its Subsidiaries, in form and substance satisfactory to the Buyers.

                    (q)      The Company shall have consummated the transactions contemplated by the CIT Facility and delivered to such Buyer duly executed copies of the agreements relating to such CIT Facility, which shall be in form and substance satisfactory to the Required Holders.

                    (r)      The Company shall have redeemed the 205.90 shares of Series A Preferred Stock held, in the aggregate, by MarNan and Dana at a purchase price not to exceed $1.75 per share upon terms and conditions reasonably satisfactory to Prentice.

                    (s)      The Company and the Agent shall have executed a letter, satisfactory in form and substance to Prentice, terminating any and all obligations of the Company to Agent under that certain August 15, 2005 engagement letter with Agent.

                    (t)      The Company shall have delivered to such Buyer such other documents relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.

          8.    TERMINATION.

                    In the event that the Closing shall not have occurred with respect to a Buyer on or before fifteen (15) Business Days from the date hereof due to the Company’s or such Buyer’s failure to satisfy the conditions set forth in Sections 6 and 7 above (and the nonbreaching party’s failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party; provided, however, if this Agreement is terminated pursuant to this Section 8, the Company shall remain obligated to reimburse the non-breaching Buyers for the expenses described in Section 4(g) above.

          9.    MISCELLANEOUS.

                    (a)      Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

                    (b)      Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

                    (c)      Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

                    (d)      Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

                    (e)      Entire Agreement; Amendments. This Agreement and the other Transaction Documents supersede all other prior oral or written agreements between the Buyers, the Company, their affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement, the other Transaction Documents and the instruments referenced herein and therein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the holders of at least a majority in aggregate principal amount of the Notes issued and issuable hereunder, and any amendment to this Agreement made in conformity with the provisions of this Section 9(e) shall be binding on all Buyers and holders of Securities, as applicable. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Notes then outstanding. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any Transaction Document unless the same consideration also is offered to all of the parties to such particular Transaction Document. The Company has not, directly or indirectly, made any agreements with any Buyers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents. Without limiting the foregoing, the Company confirms that, except as set forth in this Agreement, no Buyer has made any commitment or promise or has any other obligation to provide any financing to the Company or otherwise.

                    (f)      Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

Ascendia Brands, Inc.
American Metro Center
240 Princeton Avenue, Suite 108
Hamilton, NJ 08619
Telephone:	(609) 219-0930
Facsimile:	(609) 219-1238
Attention:	General Counsel

With a copy (for informational purposes only) to:

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036
Telephone:	(212) 715-9100
Facsimile:	(212) 715-8000
Attention:	Thomas D. Balliett

If to the Transfer Agent:

American Stock Transfer & Trust Co.
6201 15th Avenue
Brooklyn, NY 11219
Attention: Joe Wolf, Vice President
Telephone:	(718) 921-8143
Facsimile:	(718) 921-8116

If to a Buyer, to its address and facsimile number set forth on the Schedule of Buyers, with copies to such Buyer’s representatives as set forth on the Schedule of Buyers,

with a copy (for informational purposes only) to:

Schulte Roth & Zabel LLP
919 Third Avenue
New York, New York 10022
Telephone:	(212) 756-2000
Facsimile:	(212) 593-5955
Attention:	Eleazer N. Klein, Esq.

or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

                    (g)      Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Notes or the Warrants. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the holders of at least a majority of the aggregate number of Registrable Securities issued and issuable hereunder, including by way of a Fundamental Transaction (unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Notes and the Warrants). A Buyer may assign some or all of its rights hereunder in connection with the transfer of any of its Securities without the consent of the Company, in which event such assignee shall be deemed to be a Buyer h ereunder with respect to such assigned rights.

                    (h)      No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

                    (i)      Survival. Unless this Agreement is terminated under Section 8, the representations and warranties of the Company and the Buyers contained in Sections 2 and 3 and the agreements and covenants set forth in Sections 4, 5 and 9 shall survive the Closing and the delivery and exercise of Securities, as applicable. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

                    (j)      Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                    (k)      Indemnification. In consideration of each Buyer’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Buyer and each other holder of the Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, an d expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of the Transa ction Documents or any other certificate, instrument or document contemplated hereby or thereby, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, (iii) any disclosure made by such Buyer pursuant to Section 4(j), or (iv) the status of such Buyer or holder of the Securities as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 9(k) shall be the same as those set forth in Section 6 of the Registration Rights Agreement.

                    (l)      No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                    (m)      Remedies. Each Buyer and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to the Buyers. The Co mpany therefore agrees that the Buyers shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

                    (n)      Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Buyer exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Buyer may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights

                    (o)      Payment Set Aside. To the extent that the Company makes a payment or payments to the Buyers hereunder or pursuant to any of the other Transaction Documents or the Buyers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

                    (p)      Independent Nature of Buyers’ Obligations and Rights. The obligations of each Buyer under any Transaction Document are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents and the Company acknowledges that the Buyers are not acting in concert or as a group, and the Company will not assert any such claim, with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Buyer confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose.

[Signature Page Follows]

          IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

ASCENDIA BRANDS, INC.

By:	/s/ Brian J. Geiger
Name: Brian J. Geiger Title: Senior Vice President & Chief Financial Officer

          IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYERS:

PRENCEN, LLC

By:	/s/ Mathew B. Hoffman
Name: Mathew B. Hoffman
Title: General Counsel

          IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

PRENCEN LENDING, LLC, as Buyer

By:	/s/ Mathew B. Hoffman
Name: Mathew B. Hoffman
Title: General Counsel

Solely with respect to Section 2(n) hereof.

PRENCEN LENDING, LLC, as Bridge Agent

By:	/s/ Mathew B. Hoffman
Name: Mathew B. Hoffman
Title: General Counsel

SCHEDULE OF BUYERS

(1)	(2)	(3)	(4)	(5)	(6)		(7)
Buyer	Address and Facsimile Number	Aggregate Principal Amount of Notes	Number of Series A Warrant Shares	Number of Series B Warrant Shares	Cash Purchase Price	Purchase Price	Legal Representative’s Address and Facsimile Number
Prencen, LLC	c/o Prentice Capital Management, LP 623 Fifth Avenue 32nd Floor New York, NY 10022 Facsimile: (212) 756-1480 Telephone: (212)-756-8045 Attention: Michael Weiss Mathew Hoffman	N/A	3,053,358	3,000,000**	N/A	N/A	Schulte Roth & Zabel LLP 919 Third Avenue New York, New York 10022 Attention: Eleazer Klein, Esq. Facsimile: (212) 593-5955 Telephone: (212) 756-2376

Prencen Lending, LLC	c/o Prentice Capital Management, LP 623 Fifth Avenue 32nd Floor New York, NY 10022 Facsimile: (212) 756-1480 Telephone: (212) 756-8045 Attention: Michael Weiss Mathew Hoffman	$91,000,000	N/A	N/A	$6,000,000	$91,000,000	Schulte Roth & Zabel LLP 919 Third Avenue New York, New York 10022 Attention: Eleazer Klein, Esq. Facsimile: (212) 593-5955 Telephone: (212) 756-2376

**Represents maximum number of Series B Warrant Shares issuable upon exercise of the Series B Warrant. The actual number of Series B Warrant Shares issuable at any time upon exercise of the Series B Warrant shall be determined in accordance with the terms of the Series B Warrant.

EXHIBIT C

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES. ANY TRANSFEREE OF THIS NOTE SHOULD CAREFULLY REVIEW THE TERMS OF THIS NOTE, INCLUDING SECTIONS 3(c)(iii) AND 19(a) HEREOF. THE PRINCIPAL AMOUNT REPRESENTED BY THIS NOTE AND, ACCORDINGLY, THE SECURITIES ISSUABLE UPON CONVERSION HEREOF MAY BE LESS THAN THE AMOUNTS SET FORTH ON THE FACE HEREOF PURSUANT TO SECTION 3(c)(iii) OF THIS NOTE.

Ascendia Brands, Inc.

Senior Secured Convertible Note

Issuance Date: August 2, 2006	Original Principal Amount: U.S. $91,000,000

                    WHEREAS, Ascendia Brands, Inc. (f/k/a Cenuco, Inc.), a Delaware corporation (the “Company”) and certain Buyers (the “Original Note Buyers”) entered into that certain Securities Purchase Agreement, dated as of October 10, 2005, which was subsequently amended and restated in that certain Amended and Restated Securities Purchase Agreement (the “Original Note Agreement”), dated November 16, 2005 (the “Original Note Agreement Date”) with respect to the potential acquisition by the Original Note Buyers of (a) secured convertible notes (the “Original Notes”), which were to be convertible into shares of the Company’s common stock, par value $0.001 (the “Common Stock”) and (b) certain warrants (the “Original Note Warrants”)

                    WHEREAS, on the Original Note Agreement Date, the Company and certain of its subsidiaries entered into temporary financing arrangements with certain of the Original Note Buyers, as secured lenders (the “Bridge Lenders”), and as more fully set forth in a Bridge Term Loan Agreement (the “Bridge Agreement”) by and among the Company, Lander Intangibles Corporation, Hermes Acquisition Company I LLC, and Lander Co., Inc., as borrowers (collectively, the “Bridge Borrowers”), and their subsidiaries signatory thereto (together with the Bridge Borrowers, the “Bridge Loan Parties”), Prencen Lending LLC, a Delaware limited liability company (“Prencen Lending”), as agent for the Lenders (in such capacity, the “Bridge Agent”), and the Bridge Lenders, as lenders, and certain other security and ancillary documents related thereto (the “Bridge Facility”), pursuant to which the Original Note Buyers made available to the Bridge Borrowers a $80 million secured term loan.

                    WHEREAS, Prencen Lending acquired the Obligations (as defined in the Bridge Agreement) owed by the Company to Highgate House Funds, Ltd. (a Bridge Lender) under the Bridge Facility, such that Prencen Lending now owns all of the Obligations (as defined in the Bridge Agreement).

                    WHEREAS, on May 15, 2006, the Bridge Facility matured and the Bridge Lenders, the Original Note Buyers and the Company agreed (a) to forgo any short-term extensions of the Bridge Facility, (b) to extend the Company’s Obligations, as secured by Collateral (as defined in the Bridge Agreement), through the Company’s issuance of Notes (as defined below) as an amendment and restatement of the outstanding Obligations pursuant to the Bridge Facility, which provides a longer maturity date for such Obligations and the right to convert such Obligations into equity, (c) to the Company’s payment to Prencen Lending of the Obligations (excluding any outstanding principal amounts, but including accrued and unpaid interest and any other amounts payable as of the Closing Date) pursuant to the Bridge Agreement and (d) to ratify and confirm security interests to secure such Obligations in accordance with the Security Documents.

                    WHEREAS, the Company, Prencen Lending and certain buyers have entered into the Securities Purchase Agreement dated as of June 30, 2006 (the “Securities Purchase Agreement”) pursuant to which the Bridge Facility shall be amended and restated and the Notes shall be issued.

                    NOW THEREFORE, in consideration of the premises and the covenants and agreements contained herein, the Bridge Facility and all indebtedness and other obligations thereunder is hereby amended and restated by the Notes with terms and conditions as follows:

                    FOR VALUE RECEIVED, the Company hereby promises to pay to the order of PRENCEN LENDING LLC or registered assigns (“Holder”) the amount set out above as the Original Principal Amount (as reduced pursuant to the terms hereof pursuant to redemption, conversion or otherwise, and including the amount of any Capitalized Interest (as defined below), the “Principal”) when due, whether upon the Maturity Date (as defined below), acceleration, redemption or otherwise (in each case in accordance with the terms hereof) and to pay interest (“Interest”) on any outstanding Principal at a rate per annum equal to the Interest Rate, from the date set out above as the Issuance Date (the “Issuance Date”) until the same becomes due and payable, whether upon an Interest Date (as defined below), the Maturity Date, acceleration, conversion, redemption or otherwise (in each case in accordance with the terms hereof). This Senior Secured Convertible Note (including all Senior Secured Convertible Notes issued in exchange, transfer or replacement hereof, this “Note”) is one of an issue of Senior Secured Convertible Notes (collectively, the “Notes” and such other Senior Secured Convertible Notes, the “Other Notes”) issued pursuant to the Securities Purchase Agreement. Certain capitalized terms used herein are defined in Section 29.

                    (1) MATURITY. On the Maturity Date, the Company shall pay to the Holder an amount in cash equal to all of the Obligations then due and owing hereunder. The “Maturity Date” shall be August 2, 2016, as may be extended in writing at the sole option of the Holder (i) in the event that, and for so long as, an Event of Default (as defined in Section 4(a)) shall have occurred and be continuing or any event shall have occurred and be continuing which with the passage of time and the failure to cure would result in an Event of Default and (ii) through the date that is ten days after the consummation of a Change of Control in the event that a Change of Control is publicly announced or a Change of Control Notice (as defined in Section 5) is delivered prior to the Maturity Date.

                    (2) INTEREST. Interest on this Note shall commence accruing on the Issuance Date and shall be computed on the basis of a 365-day year and actual days elapsed and shall be payable in arrears on the last day of each calendar month during the period beginning on the Issuance Date and ending on, and including, the Maturity Date (each, an “Interest Date”) with the first Interest Date being July 31, 2006. Interest shall be payable on each Interest Date, to the record holder of this Note on the applicable Interest Date in cash; provided, however, that all or any portion of the Interest due on each Interest Date prior to the six (6) month anniversary of the Issuance Date (the “Deferral Period”) may be deferred, and such deferred Interest shall be compounded monthly during the Deferral Period, at the option of the Company, until December 31, 2006 so long as the Company delivers written notice (an “Interest Notice”) to the Holder, no more than five (5) or less than two (2) Business Days prior to such Interest Date. Following the consummation of the Acquisition, all Interest due hereunder may, at the option of the Company, be paid in cash or be capitalized on and as of each Interest Date by adding it to the outstanding Principal on this Note (the “Capitalized Interest”); provided, that if the Company shall elect to pay Interest in cash, the Company shall have delivered an Interest Notice to the Holder no more than five (5) Business Days but no less than two (2) Business Days prior to such Interest Date. Notwithstanding the foregoing, in the event that the Acquisition is consummated during the Deferral Period, any deferred Interest that has accrued prior to the consummation of the Acquisition shall still be due and payable in cash on December 31, 2006. Upon the occurrence and during the continuance of an Event of Default, the Interest Rate on the Obligations shall be increased to fifteen percent (15%). In the event that such Event of Default is subsequently cured, such increased Interest Rate shall no longer be in effect as of the date of such cure; provided that the Interest as calculated at such increased rate during the continuance of such Event of Default shall continue to apply to the extent relating to the days after the occurrence of such Event of Default through and including the date of cure of such Event of Default.

                    (3) CONVERSION OF NOTES. This Note shall be convertible into shares of common stock of the Company, $0.001 par value per share (the “Common Stock”), on the terms and conditions set forth in this Section 3.

                         (a) Conversion Right. Subject to the provisions of Section 3(d), at any time or times on or after the Issuance Date, the Holder shall be entitled to convert any portion of the outstanding and unpaid Conversion Amount (as defined below) into fully paid and nonassessable shares of Common Stock in accordance with Section 3(c), at the Conversion Rate (as defined below). The Company shall not issue any fraction of a share of Common Stock upon any conversion. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up to the nearest whole share. The Company shall pay any and all taxes that may be payable with respect to the issuance and delivery of Common Stock upon conversion of any Conversion Amount.

                         (b) Conversion Rate. The number of shares of Common Stock issuable upon conversion of any Conversion Amount pursuant to Section 3(a) shall be determined by dividing (x) such Conversion Amount by (y) the Conversion Price (the “Conversion Rate”).

                         (i)      “Conversion Amount” means the sum of (A) the portion of the Principal (including any Capitalized Interest) to be converted, redeemed or otherwise with respect to which this determination is being made, (B) accrued and unpaid Interest, compounded monthly, with respect to such Principal and (C) accrued and unpaid Late Charges with respect to such Principal and Interest.

                         (ii)      “Conversion Price” means, as of any Conversion Date (as defined below) or other date of determination, $1.75, subject to adjustment as provided herein.

                         (c) Mechanics of Conversion.

                         (i)      Optional Conversion. To convert any Conversion Amount into shares of Common Stock on any date (a “Conversion Date”), the Holder shall (A) transmit by facsimile (or otherwise deliver), for receipt on or prior to 11:59 p.m., New York Time, on such date, a copy of an executed notice of conversion in the form attached hereto as Exhibit I (the “Conversion Notice”) to the Company and (B) if required by Section 3(c)(iii), surrender this Note to a common carrier for delivery to the Company as soon as practicable on or following such date (or an indemnification undertaking with respect to this Note in the case of its loss, theft or destruction). On or before the first (1st) Trading Day following the date of receipt of a Conversion Notice, the Company shall transmit by facsimile a confirmation of receipt of such Conversion Notice to the Holder and the Company’s transfer agent (the “Transfer Agent”). On or before the third (3rd) Trading Day following the date of receipt of a Conversion Notice (the “Share Delivery Date”), the Company shall (1) provided that the Transfer Agent is participating in the Fast Automated Securities Transfer Program of the Depository Trust Company (“DTC”) credit such aggregate number of shares of Common Stock to which the Holder shall be entitled to the Holder’s or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission system or (2) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and delivered no later than the Share Delivery Date, to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled. If this Note is physically surrendered for conversion as required by Section 3(c)(iii) and the outstanding Principal of this Note is greater than the Principal portion of the Conversion Amount being converted, then the Company shall as soon as practicable and in no event later than three Business Days after receipt of this Note and at its own expense, issue and deliver to the holder a new Note (in accordance with Section 19(d)) representing the outstanding Principal not converted. The Person or Persons entitled to receive the shares of Common Stock issuable upon a conversion of this Note shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

                         (ii)      Company’s Failure to Timely Convert. If the Company shall fail to issue a certificate to the Holder or credit the Holder’s balance account with DTC for the number of shares of Common Stock to which the Holder is entitled upon conversion of any Conversion Amount on or prior to the date which is five (5) Trading Days after the Conversion Date (a “Conversion Failure”), then (A) the Company shall pay damages to the Holder for each day of such Conversion Failure in an amount equal to 1.5% of the product of (I) the sum of the number of shares of Common Stock not issued to the Holder on or prior to the Share Delivery Date and to which the Holder is entitled, and (II) the Closing Sale Price of the Common Stock on the Share Delivery Date and (B) the Holder, upon written notice to the Company, may void its Conversion Notice with respect to, and retain or have returned, as the case may be, any portion of this Note that has not been converted pursuant to such Conversion Notice; provided that the voiding of a Conversion Notice shall not affect the Company’s obligations to make any payments which have accrued prior to the date of such notice pursuant to this Section 3(c)(iii) or otherwise. In addition to the foregoing, if within three (3) Trading Days after the Company’s receipt of the facsimile copy of a Conversion Notice the Company shall fail to issue and deliver a certificate to the Holder or credit the Holder’s balance account with DTC for the number of shares of Common Stock to which the Holder is entitled upon such holder’s conversion of any Conversion Amount, and if on or after such Trading Day the Holder purchases (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by the Holder of Common Stock issuable upon such conversion that the Holder anticipated receiving from the Company (a “Buy-In”), then the Company shall, within three (3) Trading Days after the Holder’s request and in the Holder’s discretion, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate or credit such Holder’s balance account with DTC (and to issue such Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Common Stock or credit such Holder’s balance account with DTC and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Bid Price on the Conversion Date.

                         (iii)      Book-Entry. Notwithstanding anything to the contrary set forth herein, upon conversion of any portion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Company unless (A) the full Conversion Amount represented by this Note is being converted or (B) the Holder has provided the Company with prior written notice (which notice may be included in a Conversion Notice) requesting reissuance of this Note upon physical surrender. The Holder and the Company shall maintain records showing the Principal converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Note upon conversion.

                         (iv)      Pro Rata Conversion; Disputes. In the event that the Company receives a Conversion Notice from more than one holder of Notes for the same Conversion Date and the Company can convert some, but not all, of such portions of the Notes submitted for conversion, the Company, subject to Section 3(d), shall convert from each holder of Notes electing to have Notes converted on such date a pro rata amount of such holder’s portion of its Notes submitted for conversion based on the principal amount of Notes submitted for conversion on such date by such holder relative to the aggregate principal amount of all Notes submitted for conversion on such date. In the event of a dispute as to the number of shares of Common Stock issuable to the Holder in connection with a conversion of this Note, the Company shall issue to the Holder the number of shares of Common Stock not in dispute and resolve such dispute in accordance with Section 24.

                         (d) Limitations on Conversions.

                         (i)      Beneficial Ownership. The Company shall not effect any conversion of this Note, and the Holder of this Note shall not have the right to convert any portion of this Note pursuant to Section 3(a), to the extent that after giving effect to such conversion, the Holder (together with the Holder’s affiliates) would beneficially own in excess of 9.99% (the “Maximum Percentage”) of the number of shares of Common Stock outstanding immediately after giving effect to such conversion. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of this Note with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) conversion of the remaining, nonconverted portion of this Note beneficially owned by the Holder or any of its affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any Other Notes or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 3(d)(i), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this Section 3(d)(i), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Form 10-K, Form 10-Q or Form 8-K, as the case may be, (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of the Holder, the Company shall within one (1) Business Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Note, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. By written notice to the Company, the Holder may from time to time increase or decrease the Maximum Percentage to any other percentage specified in such notice; provided that (i) any such increase will not be effective until the sixty-first (61st) day after such notice is delivered to the Company, and (ii) any such increase or decrease will apply only to the Holder and not to any other holder of Notes.

                         (ii)      Principal Market Regulation. The Company shall not be obligated to issue any shares of Common Stock upon conversion of this Note or exercise of the Warrants, and the Holder of this Note shall not have the right to receive upon conversion of this Note any shares of Common Stock, if the issuance of such shares of Common Stock would exceed the aggregate number of shares of Common Stock which the Company may issue upon conversion or exercise, as applicable, of the Notes and Warrants without breaching the Company’s obligations under the rules or regulations of the Principal Market (the “Exchange Cap”), except that such limitation shall not apply in the event that the Company (A) obtains the approval of its stockholders as required by the applicable rules of the Principal Market for issuances of Common Stock in excess of such amount or (B) obtains a written opinion from outside counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the Required Holders. Until such approval or written opinion is obtained, no purchaser of the Notes pursuant to the Securities Purchase Agreement (the “Purchasers”) shall be issued in the aggregate, upon conversion or exercise, as applicable, of Notes or Warrants, shares of Common Stock in an amount greater than the product of the Exchange Cap multiplied by a fraction, the numerator of which is the number of Registrable Securities of such Purchaser pursuant to the Registration Rights Agreement on the Closing Date and the denominator of which is the aggregate amount of all Registrable Securities on the Closing Date (with respect to each Purchaser, the “Exchange Cap Allocation”). In the event that any Purchaser shall sell or otherwise transfer any of such Purchaser’s Notes, the transferee shall be allocated a pro rata portion of such Purchaser’s Exchange Cap Allocation, and the restrictions of the prior sentence shall apply to such transferee with respect to the portion of the Exchange Cap Allocation allocated to such transferee. In the event that any holder of Notes shall convert all of such holder’s Notes into a number of shares of Common Stock which, in the aggregate, is less than such holder’s Exchange Cap Allocation, then the difference between such holder’s Exchange Cap Allocation and the number of shares of Common Stock actually issued to such holder shall be allocated to the respective Exchange Cap Allocations of the remaining holders of Notes on a pro rata basis in proportion to the aggregate principal amount of the Notes then held by each such holder.

                    (4) RIGHTS UPON EVENT OF DEFAULT.

                         (a) Event of Default. Each of the following events shall constitute an “Event of Default”:

                         (i)      (A) the failure of the applicable Registration Statement required to be filed pursuant to the Registration Rights Agreement to be declared effective by the SEC on or prior to the date that is sixty (60) days after the applicable Effectiveness Deadline (as defined in the Registration Rights Agreement), or (B) while the applicable Registration Statement is required to be maintained effective pursuant to the terms of the Registration Rights Agreement, the effectiveness of the applicable Registration Statement lapses for any reason (including, without limitation, the issuance of a stop order) or is unavailable to any holder of the Notes for sale of all of such holder’s Registrable Securities (as defined in the Registration Rights Agreement) in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of ten (10) consecutive days or for more than an aggregate of thirty (30) days in any 365-day period (other than days during an Allowable Grace Period (as defined in the Registration Rights Agreement));

                         (ii)      the suspension from trading or failure of the Common Stock to be listed on an Eligible Market for a period of five (5) consecutive Trading Days or for more than an aggregate of ten (10) Trading Days in any 365-day period;

                         (iii)      the Company’s (A) failure to cure a Conversion Failure by delivery of the required number of shares of Common Stock within ten (10) Business Days after the applicable Conversion Date or (B) notice, written or oral, to any holder of the Notes, including by way of public announcement or through any of its agents, at any time, of its intention not to comply with a request for conversion of any Notes into shares of Common Stock that is tendered in accordance with the provisions of the Notes;

                         (iv)      at any time following the tenth (10th) consecutive Business Day that the Holder’s Authorized Share Allocation is less than the number of shares of Common Stock that the Holder would be entitled to receive upon a conversion of the full Conversion Amount of this Note (without regard to any limitations on conversion set forth in Section 3(d) or otherwise);

                         (v)      the Company’s failure to pay to the Holder any amount of Principal (including, without limitation, the Company’s failure to pay any redemption payments), Interest, Late Charges or other amounts (other than Registration Delay Payments) when and as due under this Note or any other Transaction Document (as defined in the Securities Purchase Agreement) to which the Holder is a party, except, in the case of a failure to pay Interest and Late Charges when and as due, in which case only if such failure continues for a period of at least three (3) Business Days;

                         (vi)      the occurrence of any default under, redemption of or acceleration prior to maturity of any Indebtedness of the Company or any of its Subsidiaries (as defined in Section 3(a) of the Securities Purchase Agreement), other than with respect to any Other Notes;

                         (vii)      the Company or any of its Subsidiaries, pursuant to or within the meaning of Title 11, U.S. Code, or any similar Federal, foreign or state law for the relief of debtors (collectively, “Bankruptcy Law”), (A) commences a voluntary case, (B) consents to the entry of an order for relief against it in an involuntary case, (C) consents to the appointment of a receiver, trustee, assignee, liquidator or similar official (a “Custodian”), (D) makes a general assignment for the benefit of its creditors or (E) admits in writing that it is generally unable to pay its debts as they become due;

                         (viii)      a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (A) is for relief against the Company or any of its Subsidiaries in an involuntary case, (B) appoints a Custodian of the Company or any of its Subsidiaries or (C) orders the liquidation of the Company or any of its Subsidiaries;

                         (ix)      a final judgment or judgments for the payment of money aggregating in excess of $100,000 are rendered against the Company or any of its Subsidiaries and which judgments are not, within sixty (60) days after the entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within sixty (60) days after the expiration of such stay; provided, however, that any judgment which is covered by insurance or an indemnity from a creditworthy party shall not be included in calculating the $100,000 amount set forth above so long as the Company provides the Holder a written statement from such insurer or indemnity provider (which written statement shall be reasonably satisfactory to the Holder) to the effect that such judgment is covered by insurance or an indemnity and the Company will receive the proceeds of such insurance or indemnity within thirty (30) days of the issuance of such judgment;

                         (x)      the Company breaches any representation, warranty, covenant or other term or condition of any Transaction Document, except, in the case of a breach of a covenant which is curable, only if such breach continues for a period of at least ten (10) consecutive Business Days;

                         (xi)      any breach or failure in any respect to comply with Section 15 of this Note;

                         (xii)      the Company or any Subsidiary shall fail to perform or comply with any covenant or agreement contained in any Security Agreement to which it is a party, any Pledge Agreement to which it is a party or any Mortgage to which it is a party;

                         (xiii)      any material provision of any Security Document (as determined by the Collateral Agent) shall at any time for any reason (other than pursuant to the express terms thereof) cease to be valid and binding on or enforceable against the Company or any Subsidiary intended to be a party thereto, or the validity or enforceability thereof shall be contested by any party thereto, or a proceeding shall be commenced by the Company or any Subsidiary or any governmental authority having jurisdiction over any of them, seeking to establish the invalidity or unenforceability thereof, or the Company or any Subsidiary shall deny in writing that it has any liability or obligation purported to be created under any Security Document;

                         (xiv)      any Security Agreement, any Pledge Agreement, any Mortgage or any other security document, after delivery thereof pursuant hereto, shall for any reason fail or cease to create a valid and perfected and, except to the extent permitted by the terms hereof or thereof, first priority Lien in favor of the Collateral Agent for the benefit of the holders of the Note on any Collateral (as defined in the Security Documents) purported to be covered thereby;

                         (xv)      any bank at which any deposit account, blocked account, or lockbox account of the Company or any Subsidiary is maintained shall fail to comply with any material term of any deposit account, blocked account, lockbox account or similar agreement to which such bank is a party or any securities intermediary, commodity intermediary or other financial institution at any time in custody, control or possession of any investment property of the Company or any Subsidiary shall fail to comply with any of the terms of any investment property control agreement to which such Person is a party (it being understood that only accounts pursuant to which the Collateral Agent has requested account control agreements should be subject to this clause (xv));

                         (xvi)      any material damage to, or loss, theft or destruction of, any Collateral, whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty which causes, for more than fifteen (15) consecutive days, the cessation or substantial curtailment of revenue producing activities at any facility of the Company or any Subsidiary, if any such event or circumstance could reasonably be expected to have a Material Adverse Effect (as defined in the Securities Purchase Agreement); or

                         (xvii)      any Event of Default (as defined in the Other Notes) occurs with respect to any Other Notes.

                         (b) Redemption Right. Upon the occurrence of an Event of Default with respect to this Note or any Other Note, the Company shall within one (1) Business Day deliver written notice thereof via facsimile and overnight courier (an “Event of Default Notice”) to the Holder. At any time after the earlier of the Holder’s receipt of an Event of Default Notice and the Holder becoming aware of an Event of Default, the Holder may require the Company to redeem all or any portion of this Note by delivering written notice thereof (the “Event of Default Redemption Notice”) to the Company, which Event of Default Redemption Notice shall indicate the portion of this Note the Holder is electing to redeem. Each portion of this Note subject to redemption by the Company pursuant to this Section 4(b) shall be redeemed by the Company at a price equal to the greater of (i) the product of (x) the Conversion Amount to be redeemed and (y) the Redemption Premium and (ii) the product of (A) the Conversion Rate with respect to such Conversion Amount in effect at such time as the Holder delivers an Event of Default Redemption Notice and (B) the greater of the Closing Sale Price of the Common Stock on the date immediately preceding such Event of Default, the

Closing Sale Price of the Common Stock on the date immediately following such Event of Default and the Closing Sale Price of the Common Stock on the date the Holder delivers the Event of Default Redemption Notice (the “Event of Default Redemption Price”). Redemptions required by this Section 4(b) shall be made in accordance with the provisions of Section 12. To the extent redemptions required by this Section 4(b) are deemed or determined by a court of competent jurisdiction to be prepayments of the Note by the Company, such redemptions shall be deemed to be voluntary prepayments. The parties hereto agree that in the event of the Company’s redemption of any portion of the Note under this Section 4(b), the Holder’s damages would be uncertain and difficult to estimate because of the parties’ inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for the Holder. Accordingly, any Redemption Premium due under this Section 4(b) is intended by the parties to be, and shall be deemed, a reasonable estimate of the Holder’s actual loss of its investment opportunity and not as a penalty.

                    (5) RIGHTS UPON FUNDAMENTAL TRANSACTION AND CHANGE OF CONTROL.

                         (a) Assumption. The Company shall not enter into or be party to a Fundamental Transaction unless (i) the Successor Entity assumes in writing all of the obligations of the Company under this Note and the other Transaction Documents in accordance with the provisions of this Section 5(a) pursuant to written agreements in form and substance satisfactory to the Required Holders and approved by the Required Holders prior to such Fundamental Transaction, including agreements to deliver to each holder of Notes in exchange for such Notes a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to the Notes, including, without limitation, having a principal amount and interest rate equal to the principal amounts and the interest rates of the Notes held by such holder, having similar conversion rights as the Notes and having similar ranking to the Notes, and satisfactory to the Required Holders and (ii) the Successor Entity (including its Parent Entity) is a publicly traded corporation whose common stock is quoted on or listed for trading on an Eligible Market. Upon the occurrence of any Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Note referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Note with the same effect as if such Successor Entity had been named as the Company herein. Upon consummation of the Fundamental Transaction, the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon conversion or redemption of this Note at any time after the consummation of the Fundamental Transaction, in lieu of the shares of Common Stock (or other securities, cash, assets or other property) issuable upon the conversion of the Notes prior to such Fundamental Transaction, such shares of publicly traded common stock (or their equivalent) of the Successor Entity, as adjusted in accordance with the provisions of this Note. The provisions of this Section shall apply similarly and equally to successive Fundamental Transactions and shall be applied without regard to any limitations on the conversion of this Note.

                         (b) Redemption Right. No sooner than fifteen (15) days nor later than ten (10) days prior to the consummation of a Change of Control, but not prior to the public announcement of such Change of Control, the Company shall deliver written notice thereof via facsimile and overnight courier to the Holder (a “Change of Control Notice”). At any time during the period beginning after the Holder’s receipt of a Change of Control Notice and ending twenty (20) Trading Days after the consummation of such Change of Control, the Holder may require the Company to redeem all or any portion of this Note by delivering written notice thereof (“Change of Control Redemption Notice”) to the Company, which Change of Control Redemption Notice shall indicate the Conversion Amount the Holder is electing to redeem. The portion of this Note subject to redemption pursuant to this Section 5 shall be redeemed by the Company in cash at a price equal to the greater of (i) the product of (x) the Conversion Amount being redeemed and (y) the quotient determined by dividing (A) the greater of the Closing Sale Price of the Common Stock immediately prior to the consummation of the Change of Control, the Closing Sale Price immediately following the public announcement of such proposed Change of Control and the Closing Sale Price of the Common Stock immediately prior to the public announcement of such proposed Change of Control by (B) the Conversion Price and (ii) 120% of the Conversion Amount being redeemed (the “Change of Control Redemption Price”). Redemptions required by this Section 5 shall be made in accordance with the provisions of Section 12 and shall have priority to payments to stockholders in connection with a Change of Control. To the extent redemptions required by this Section 5(b) are deemed or determined by a court of competent jurisdiction to be prepayments of the Note by the Company, such redemptions shall be deemed to be voluntary prepayments. Notwithstanding anything to the contrary in this Section 5, but subject to Section 3(d), until the Change of Control Redemption Price is paid in full, the Conversion Amount submitted for redemption under this Section 5(c) may be converted, in whole or in part, by the Holder into Common Stock pursuant to Section 3. In the event of a partial redemption of this Note pursuant hereto, the principal amount redeemed shall be deducted from the Installment Amounts relating to the applicable Installment Dates as set forth in the Change of Control Redemption Notice. The parties hereto agree that in the event of the Company’s redemption of any portion of the Note under this Section 5(b), the Holder’s damages would be uncertain and difficult to estimate because of the parties’ inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for the Holder. Accordingly, any redemption premium due under this Section 5(b) is intended by the parties to be, and shall be deemed, a reasonable estimate of the Holder’s actual loss of its investment opportunity and not as a penalty.

                    (6) RIGHTS UPON ISSUANCE OF PURCHASE RIGHTS AND OTHER CORPORATE EVENTS.

                         (a) Purchase Rights. If at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Note (without taking into account any limitations or restrictions on the convertibility of this Note) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

                         (b) Other Corporate Events. In addition to and not in substitution for any other rights hereunder, prior to the consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a “Corporate Event”), the Company shall make appropriate provision to insure that the Holder will thereafter have the right to receive upon a conversion of this Note, at the Holder’s option, (i) in addition to the shares of Common Stock receivable upon such conversion, such securities or other assets to which the Holder would have been entitled with respect to such shares of Common Stock had such shares of Common Stock been held by the Holder upon the consummation of such Corporate Event (without taking into account any limitations or restrictions on the convertibility of this Note) or (ii) in lieu of the shares of Common Stock otherwise receivable upon such conversion, such securities or other assets received by the holders of shares of Common Stock in connection with the consummation of such Corporate Event in such amounts as the Holder would have been entitled to receive had this Note initially been issued with conversion rights for the form of such consideration (as opposed to shares of Common Stock) at a conversion rate for such consideration commensurate with the Conversion Rate. Provision made pursuant to the preceding sentence shall be in a form and substance satisfactory to the Required Holders. The provisions of this Section shall apply similarly and equally to successive Corporate Events and shall be applied without regard to any limitations on the conversion or redemption of this Note.

                    (7) RIGHTS UPON ISSUANCE OF OTHER SECURITIES.

                         (a) Adjustment of Conversion Price upon Issuance of Common Stock. If and whenever on or after the Subscription Date, the Company issues or sells, or in accordance with this Section 7(a) is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding shares of Common Stock deemed to have been issued or sold by the Company in connection with any Excluded Security) for a consideration per share less than a price (the “Applicable Price”) equal to the Conversion Price in effect immediately prior to such issue or sale (the foregoing a “Dilutive Issuance”), then immediately after such Dilutive Issuance, the Conversion Price then in effect shall be reduced to an amount equal to the lowest price per share at which any share of Common Stock were issued or sold or deemed to be issued or sold (in accordance with this Section 7(a)) in connection with such Dilutive Issuance; provided, however, that if the Company issues or sells, or is deemed to have issued or sold, any shares of Common Stock in a Dilutive Issuance that is a Permitted Financing, then immediately after such Dilutive Issuance, the Conversion Price then in effect shall be reduced to an amount equal to the product of (A) the Conversion Price in effect immediately prior to such Dilutive Issuance and (B) the quotient determined by dividing (1) the sum of (I) the product derived by multiplying the Conversion Price in effect immediately prior to such Dilutive Issuance and the number of shares of Common Stock Deemed Outstanding immediately prior to such Dilutive Issuance plus (II) the consideration, if any, received by the Company upon such Dilutive Issuance, by (2) the product derived by multiplying (I) the Conversion Price in effect immediately prior to such Dilutive Issuance by (II) the number of shares of Common Stock Deemed Outstanding immediately after such Dilutive Issuance. For purposes of determining the adjusted Conversion Price under this Section 7(a), the following shall be applicable:

                         (i)      Issuance of Options. If the Company in any manner grants or sells any Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion or exchange or exercise of any Convertible Securities issuable upon exercise of such Option is less than the Applicable Price, then each such share of Common Stock underlying such Option shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 7(a)(i), the “lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion or exchange or exercise of any Convertible Securities issuable upon exercise of such Option” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon granting or sale of the Option, upon exercise of the Option and upon conversion or exchange or exercise of any Convertible Security issuable upon exercise of such Option. No further adjustment of the Conversion Price shall be made upon the actual issuance of such share of Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange or exercise of such Convertible Securities.

                         (ii)      Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is issuable upon such conversion or exchange or exercise thereof is less than the Applicable Price, then each such share of Common Stock underlying such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section 7(a)(ii), the “lowest price per share for which one share of Common Stock is issuable upon such conversion or exchange or exercise” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the issuance or sale of the Convertible Security and upon the conversion or exchange or exercise of such Convertible Security. No further adjustment of the Conversion Price shall be made upon the actual issuance of such share of Common Stock upon conversion or exchange or exercise of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Conversion Price had been or are to be made pursuant to other provisions of this Section 7(a), no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

                         (iii)      Change in Option Price or Rate of Conversion. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exchange or exercise of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable or exercisable for Common Stock changes at any time, the Conversion Price in effect at the time of such change shall be adjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 7(a)(iii), if the terms of any Option or Convertible Security that was outstanding as of the Subscription Date are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change. No adjustment shall be made if such adjustment would result in an increase of the Conversion Price then in effect.

                         (iv)      Calculation of Consideration Received. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for a consideration of $.01. If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Company therefor. If any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company will be the fair value of such consideration, except where such consideration consists of publicly traded securities, in which case the amount of consideration received by the Company will be the Closing Sale Price of such securities on the date of receipt. If any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or publicly traded securities will be determined jointly by the Company and the Required Holders. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the “Valuation Event”), the fair value of such consideration will be determined within five (5) Business Days after the tenth (10th) day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Required Holders. The determination of such appraiser shall be deemed binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.

                         (v)      Record Date. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                         (b) Adjustment of Conversion Price upon Subdivision or Combination of Common Stock. If the Company at any time on or after the Subscription Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time on or after the Subscription Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased.

                         (c) Other Events. If any event occurs of the type contemplated by the provisions of this Section 7 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company’s Board of Directors will make an appropriate adjustment in the Conversion Price so as to protect the rights of the Holder under this Note; provided that no such adjustment will increase the Conversion Price as otherwise determined pursuant to this Section 7.

                    (8) HOLDER’S RIGHT OF OPTIONAL REDEMPTION. At any time from and after the fifth (5th) anniversary of the Issuance Date, the Holder shall have the right, in its sole discretion, to require that the Company redeem (each, a “Holder Optional Redemption”) up to all of the Conversion Amount of this Note (the “Available Holder Optional Redemption Amount”) by delivering written notice thereof (a “Holder Optional Redemption Notice”) to the Company. The Holder Optional Redemption Notice shall indicate the Conversion Amount of the Available Holder Optional Redemption Amount the Holder is electing to have redeemed (the “Holder Optional Redemption Amount”). The portion of this Note subject to redemption pursuant to this Section 8 shall be redeemed by the Company in cash at a price equal to 105% of the Holder Optional Redemption Amount (the “Holder Optional Redemption Price”). Redemptions required by this Section 8 shall be made in accordance with the provisions of Section 12. Notwithstanding anything to the contrary in this Section 8, but subject to Section 3(d), until the Holder receives the Holder Optional Redemption Price, the Holder Optional Redemption Amount may be converted, in whole or in part, by the Holder into Common Stock pursuant to Section 3, and any such conversion shall reduce the Holder Optional Redemption Amount in the manner set forth by the Holder in the applicable Conversion Notice.

                    (9) OPTIONAL REDEMPTIONS AT THE COMPANY’S ELECTION.

                         (a) General. At any time from and after the fifth (5th) anniversary of the Issuance Date, so long as there has been no Equity Conditions Failure, the Company shall have the right, to redeem all or any portion of the Conversion Amount then remaining under this Note (the “Optional Redemption Amount”) as designated in the Optional Redemption Notice, as of the Optional Redemption Date (an “Optional Redemption”). The portion of this Note subject to redemption pursuant to this Section 9(a) shall be redeemed by the Company in cash at a price equal to the 105% of the Conversion Amount being redeemed (the “Optional Redemption Price”). The Company may exercise its right to require redemption under this Section 9 by delivering a written notice thereof by facsimile and overnight courier to all, but not less than all, of the holders of Notes (the “Optional Redemption Notice” and the date all of the holders received such notice is referred to as the “Optional Redemption Notice Date”) and each Optional Redemption Notice shall be irrevocable. The Optional Redemption Notice shall state (1) the date on which the Optional Redemption shall occur (the “Optional Redemption Date”) which date shall be not less than five (5) Trading Days nor more than thirty (30) Trading Days after the Optional Redemption Notice Date, and (2) the aggregate Conversion Amount of the Notes which the Company has elected to be subject to Optional Redemption from all of the holders of the Notes pursuant to this Section 9(a) (and analogous provisions under the Other Notes) on the Optional Redemption Date. The Company may not effect more than one (1) Optional Redemption. Notwithstanding anything to the contrary in this Section 9(a), until the Optional Redemption Price is paid, in full, the Optional Redemption Amount may be converted, in whole or in part, by the Holders into shares of Common Stock pursuant to Section 3. All Conversion Amounts converted by the Holder after the Optional Redemption Notice Date shall reduce the Optional Redemption Amount of this Note required to be redeemed on the Optional Redemption Date. Redemptions made pursuant to this Section 9 shall be made in accordance with Section 12.

                         (b) Acquisition Redemption. Contemporaneously with the consummation of the Acquisition, so long as there has been no Acquisition Redemption Equity Conditions Failure, the Company shall have the right to redeem up to the Acquisition Redemption Amount as designated in the Acquisition Redemption Notice (as defined below) (an “ Acquisition Redemption”). The portion of this Note subject to redemption pursuant to this Section 9(b) shall be redeemed by the Company in cash at a price equal to 115% of the Conversion Amount being redeemed (the “Acquisition Redemption Price”). Upon the earlier to occur of (i) the consummation of the Acquisition and (ii) October 31, 2006, the Series B Warrants shall become exercisable in accordance with the terms thereof. The Company may exercise its right to require redemption under this Section 9 by delivering a written notice thereof by facsimile and overnight courier to all, but not less than all, of the holders of Notes (the “Acquisition Redemption Notice” and the date all of the holders received such notice is referred to as the “Acquisition Redemption Notice Date”) and each Acquisition Redemption Notice shall be irrevocable. The Acquisition Redemption Notice shall be delivered within twenty (20) Business Days of the consummation of such Acquisition and shall state (A) that the Company expects to consummate the Acquisition, (B) the projected date of the consummation of such Acquisition, (C) the Conversion Amount of this Note which the Company has elected to be subject to the Acquisition Redemption (the “Holder Acquisition Redemption Amount”) pursuant to this Section 9(b) and (D) the number of shares of Common Stock into which the Series B Warrants shall become exercisable. Notwithstanding anything to the contrary in this Section 9(b), until the Acquisition Redemption Price is paid, in full, the Holder Acquisition Redemption Amount may be converted, in whole or in part, by the Holder into shares of Common Stock pursuant to Section 3. All Conversion Amounts converted by the Holder after the Acquisition Redemption Notice Date shall reduce the Holder Acquisition Redemption Amount required to be redeemed. Redemptions made pursuant to this Section 9 shall be made in accordance with Section 12. In the event that the Company does not elect to redeem any portion of this Note upon the consummation of the Acquisition, then the Company shall deliver a written notice to the Holder in the same manner, at the same time and setting forth the information required in clauses (A) and (B) above for an Acquisition Redemption Notice and such notice shall also state that the number of shares of Common Stock into which the Series B Warrants shall become exercisable in accordance with the terms of such warrants.

                         (c) Pro Rata Redemption Requirement. If the Company elects to cause an Optional Redemption or an Acquisition Redemption pursuant to Section 9(a) or Section 9(b), then it must simultaneously take the same action with respect to the Other Notes. If the

Company elects to cause an Optional Redemption or Acquisition Redemption pursuant to Section 9(a) or Section 9(b) (or similar provisions under the Other Notes) with respect to less than all of the Conversion Amounts of the Notes then outstanding, then the Company shall require redemption of a Conversion Amount from each of the holders of the Notes equal to the product of (i) the aggregate Conversion Amount of Notes which the Company has elected to cause to be redeemed pursuant to Section 9(a) or Section 9(b), as applicable, multiplied by (ii) the fraction, the numerator of which is the sum of the aggregate initial principal amount of the Notes purchased by such holder of outstanding Notes and the denominator of which is the sum of the aggregate initial principal amount of the Notes purchased by all holders holding outstanding Notes (such fraction with respect to each holder is referred to as its “Redemption Allocation Percentage”, and such amount with respect to each holder is referred to as its “Pro Rata Redemption Amount”); provided, however that in the event that any holder’s Pro Rata Redemption Amount exceeds the outstanding Principal amount of such holder’s Note, then such excess Pro Rata Redemption Amount shall be allocated amongst the remaining holders of Notes in accordance with the foregoing formula. In the event that the initial holder of any Notes shall sell or otherwise transfer any of such holder’s Notes, the transferee shall be allocated a pro rata portion of such holder’s Redemption Allocation Percentage and Pro Rata Redemption Amount.

                    (10) NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation, Bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, and will at all times in good faith carry out all of the provisions of this Note and take all action as may be required to protect the rights of the Holder of this Note.

                    (11) RESERVATION OF AUTHORIZED SHARES.

                         (a) Reservation. The Company initially shall reserve out of its authorized and unissued Common Stock a number of shares of Common Stock for each of the Notes equal to 130% of the Conversion Rate with respect to the Conversion Amount of each such Note as of the Issuance Date. So long as any of the Notes are outstanding, the Company shall take all action necessary to reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Notes, 130% of the number of shares of Common Stock as shall from time to time be necessary to effect the conversion of all of the Notes then outstanding; provided that at no time shall the number of shares of Common Stock so reserved be less than the number of shares required to be reserved of the previous sentence (without regard to any limitations on conversions) (the “Required Reserve Amount”). The initial number of shares of Common Stock reserved for conversions of the Notes and each increase in the number of shares so reserved shall be allocated pro rata among the holders of the Notes based on the principal amount of the Notes held by each holder at the Closing (as defined in the Securities Purchase Agreement) or increase in the number of reserved shares, as the case may be (the “Authorized Share Allocation”). In the event that a holder shall sell or otherwise transfer any of such holder’s Notes, each transferee shall be allocated a pro rata portion of such holder’s Authorized Share Allocation. Any shares of Common Stock reserved and allocated to any Person which ceases to hold any Notes shall be allocated to the remaining holders of Notes, pro rata based on the principal amount of the Notes then held by such holders.

                         (b) Insufficient Authorized Shares. If at any time while any of the Notes remain outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon conversion of the Notes at least a number of shares of Common Stock equal to the Required Reserve Amount (an “Authorized Share Failure”), then the Company shall immediately take all action necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for the Notes then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than sixty (60) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its shareholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each shareholder with a proxy statement and shall use its best efforts to solicit its shareholders’ approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the shareholders that they approve such proposal.

                    (12) HOLDER’S REDEMPTIONS.

                         (a) Mechanics. The Company shall deliver the applicable Event of Default Redemption Price to the Holder within five (5) Business Days after the Company’s receipt of the Holder’s Event of Default Redemption Notice. If the Holder has submitted a Change of Control Redemption Notice in accordance with Section 5(b), the Company shall deliver the applicable Change of Control Redemption Price to the Holder concurrently with the consummation of such Change of Control if such notice is received prior to the consummation of such Change of Control and within five (5) Business Days after the Company’s receipt of such notice otherwise. The Company shall deliver to the Holder Optional Redemption Price to the Holder within five (5) Business Days after the Company’s receipt of the Holder Optional Redemption Notice. The Company shall deliver the Acquisition Redemption Price to the Holder concurrently with the consummation of the Acquisition. The Company shall deliver the Optional Redemption Price on the applicable Optional Redemption Date. In the event of a redemption of less than all of the Conversion Amount of this Note, the Company shall promptly cause to be issued and delivered to the Holder a new Note (in accordance with Section 19(d)) representing the outstanding Principal which has not been redeemed. In the event that the Company does not pay the applicable Redemption Price to the Holder within the time period required, at any time thereafter and until the Company pays such unpaid Redemption Price in full, the Holder shall have the option, in lieu of redemption, to require the Company to promptly return to the Holder all or any portion of this Note representing the Conversion Amount that was submitted for redemption and for which the applicable Redemption Price (together with any Late Charges thereon) has not been paid. Upon the Company’s receipt of such notice, (x) the Redemption Notice shall be null and void with respect to such Conversion Amount, (y) the Company shall immediately return this Note, or issue a new Note (in accordance with Section 19(d)) to the Holder representing such Conversion Amount and (z) the Conversion Price of this Note or such new Notes shall be adjusted to the lesser of (A) the Conversion Price as in effect on the date on which the

Redemption Notice is voided and (B) the lowest Closing Bid Price during the period beginning on and including the date on which the Redemption Notice is delivered to the Company and ending on and including the date on which the Redemption Notice is voided. The Holder’s delivery of a notice voiding a Redemption Notice and exercise of its rights following such notice shall not affect the Company’s obligations to make any payments of Late Charges which have accrued prior to the date of such notice with respect to the Conversion Amount subject to such notice.

                         (b) Redemption by Other Holders. Upon the Company’s receipt of notice from any of the holders of the Other Notes for redemption or repayment as a result of an event or occurrence substantially similar to the events or occurrences described in Section 4(b), Section 5(b) or Section 8 (each, an “Other Redemption Notice ”), the Company shall immediately, but no later than one (1) Business Day of its receipt thereof), forward to the Holder by facsimile a copy of such notice. If the Company receives a Redemption Notice and one or more Other Redemption Notices, during the seven (7) Business Day period beginning on and including the date which is three (3) Business Days prior to the Company’s receipt of the Holder’s Redemption Notice and ending on and including the date which is three (3) Business Days after the Company’s receipt of the Holder’s Redemption Notice and the Company is unable to redeem all principal, interest and other amounts designated in such Redemption Notice and such Other Redemption Notices received during such seven (7) Business Day period, then the Company shall redeem a pro rata amount from each holder of the Notes (including the Holder) based on the principal amount of the Notes submitted for redemption pursuant to such Redemption Notice and such Other Redemption Notices received by the Company during such seven (7) Business Day period.

                    (13) SECURITY; LIEN SUBORDINATION. (a) Security. The Obligations are secured to the extent and in the manner set forth in the Security Documents (as defined in the Securities Purchase Agreement).

                         (b) Subordination of Liens. Notwithstanding the terms (including the description of Collateral, dating, execution, or delivery of any document, instrument, or agreement; the time, order, method, or manner of granting, or perfection of any security interest or lien; the time of filing or recording of any financing statements, assignments, deeds of trust, mortgages, or any other documents, instruments, or agreements under the UCC or any other applicable law and any provision of the UCC or any other applicable law to the contrary, the Holder agrees that:

                         (i)      at any time when the CIT Facility is the only Permitted Senior Indebtedness outstanding, CIT, in its capacity as administrative agent, and for the benefit of, the lenders who are from time to time party to the CIT Facility shall have a first priority security interest in and lien upon the all Collateral consisting of inventory located in the United States and accounts receivable (the “CIT First Priority Collateral”);

                         (ii)      at any time when the Permitted Acquisition Indebtedness is outstanding, the lenders who are from time to time party to such Permitted Acquisition Indebtedness shall have a first priority security interest in and lien upon the Collateral;

                         (iii)      the Collateral Agent, for the benefit of the holders of Notes, shall have (A) at any time when the CIT Facility is the only Permitted Senior Indebtedness outstanding, a first priority security interest in and Lien upon all Collateral other than the CIT First Priority Collateral and a second priority security interest in and lien upon the CIT First Priority Collateral and (B) at any time when the Permitted Acquisition Indebtedness is outstanding, a second priority security interest in and lien upon the Collateral, in each case subject to Permitted Liens.

                    (14) VOTING RIGHTS. The Holder shall have no voting rights as the holder of this Note, except as required by law, including but not limited to the Delaware General Corporation Law, and as expressly provided in this Note.

                    (15) COVENANTS.

                         (a) Rank. All payments due under this Note (a) shall rank pari passu with all Other Notes and (b) shall be senior to all other Indebtedness of the Company and its Subsidiaries other than Permitted Senior Indebtedness.

                         (b) Indebtedness. So long as any Obligations are outstanding, the Company shall not, and the Company shall not permit any of its Subsidiaries to, directly or indirectly, incur or guarantee, assume or suffer to exist any Indebtedness, other than Permitted Indebtedness.

                         (c) Existence of Liens. So long as any Obligations are outstanding, the Company shall not, and the Company shall not permit any of its Subsidiaries to, directly or indirectly, allow or suffer to exist any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by the Company or any of its Subsidiaries (collectively, “Liens”) other than Permitted Liens.

                         (d) Restricted Payments. The Company shall not, and the Company shall not permit any of its Subsidiaries to, directly or indirectly, redeem, defease, repurchase, repay or make any payments in respect of, by the payment of cash or cash equivalents (in whole or in part, whether by way of open market purchases, tender offers, private transactions or otherwise), all or any portion of any Permitted Indebtedness, whether by way of payment in respect of principal of (or premium, if any) or interest on, such Indebtedness if at the time such payment is due or is otherwise made or, after giving effect to such payment, an event constituting, or that with the passage of time and without being cured would constitute, an Event of Default has occurred and is continuing.

                         (e) Restriction on Redemption and Cash Dividends. Until all of the Notes have been converted, redeemed or otherwise satisfied in accordance with their terms, the Company shall not, directly or indirectly, redeem, repurchase or declare or pay any cash dividend or distribution on its capital stock without the prior express written consent of the Required Holders.

                         (f) Consolidated EBITDA. So long as any Obligations are outstanding, the Company shall not permit Consolidated EBITDA of the Company and its Subsidiaries at the end of each Fiscal Quarter of the Company and its Subsidiaries commencing with the third (3rd) Fiscal Quarter of 2007 to be less than $3,000,000.

                         (g) Dispositions. So long as any Obligations are outstanding, the Company shall not, and the Company shall not permit any of its Subsidiaries to, convey, sell, lease or sublease, transfer or otherwise dispose of, whether in one transaction or a series of related transactions, all or any part of its business, property or assets, whether now owned or hereafter acquired (or agree to do any of the foregoing); provided, however, that the Company and its Subsidiaries may (i) sell inventory in the ordinary course of business, (ii) dispose of obsolete or worn-out equipment in the ordinary course of business and (iii) dispose of the non-core assets set forth on Schedule 15(g) hereto.

                         (h) Additional Guaranties and Collateral Security. The Company and each Subsidiary Guarantor (as defined in the Security Documents) shall cause each Subsidiary of the Company or any such Subsidiary Guarantor not in existence on the Issuance Date, to execute and deliver to the Collateral Agent promptly and in any event within five (5) Business Days after the formation, acquisition or change in status thereof (i) a Guarantee guaranteeing the Obligations, (ii) a Security Agreement, (iii) if such Subsidiary has any Subsidiaries, a Pledge Agreement together with (A) certificates evidencing all of the Capital Stock of any Person owned by such Subsidiary, (B) undated stock powers executed in blank, and (C) such opinion of counsel and such approving certificate of such Subsidiary as the Collateral Agent may reasonably request in respect of complying with any legend on any such certificate or any other matter relating to such shares, (iv) one or more Mortgages creating on the real property of such Subsidiary a perfected, first priority Lien on such real property (subject to Permitted Liens), a Title Insurance Policy covering such real property, a current ALTA survey thereof and a surveyor’s certificate, each in form and substance reasonably satisfactory to the Collateral Agent, together with such other agreements, instruments and documents as the Collateral Agent may reasonably require, and (v) such other agreements, instruments, approvals, legal opinions or other documents reasonably requested by the Collateral Agent in order to create, perfect, establish the first priority of (subject to Permitted Liens) or otherwise protect any Lien purported to be covered by any such Security Agreement, Pledge Agreement or Mortgage or otherwise to effect the intent that such Subsidiary shall become bound by all of the terms, covenants and agreements contained in the this Note and that all property and assets of such Subsidiary shall become Collateral for the Obligations.

                    (16) PARTICIPATION. The Holder, as the holder of this Note, shall be entitled to such dividends paid and distributions made to the holders of Common Stock to the same extent as if the Holder had converted this Note into Common Stock (without regard to any limitations on conversion herein or elsewhere) and had held such shares of Common Stock on the record date for such dividends and distributions. Payments under the preceding sentence shall be made concurrently with the dividend or distribution to the holders of Common Stock.

                    (17) AMENDMENTS.

                         (a) Vote to Change the Terms of Notes. The affirmative vote at a meeting duly called for such purpose or the written consent without a meeting of the Required Holders shall be required for any change or amendment to this Note or the Other Notes.

                         (b) Amendments Related to Permitted Acquisition Indebtedness. The Holder hereby agrees that upon the incurrence of any Permitted Acquisition Indebtedness, this Note, the Other Notes and the Security Documents, in each case to the extent applicable, shall be amended such that (i) no covenants or Events of Default provisions herein or therein shall be more restrictive than those contained in the documents evidencing the Permitted Acquisition Indebtedness and (ii) the financial covenants in this Note and the Other Notes in Section 15(f) shall be identical to any similar covenant in the Permitted Acquisition Indebtedness.

                    (18) TRANSFER. This Note may be offered, sold, assigned or transferred by the Holder without the consent of the Company, subject only to the provisions of Section 2(g) of the Securities Purchase Agreement; provided, however, that any such sale, assignment or transfer is in a minimum amount equal to the lesser of (a) $2,000,000 (or a multiple of $1,000,000 in excess thereof) or (b) the outstanding Principal amount, Interest and Late Charges, if any, of this Note; provided, further, however, that such minimum amount shall not apply to any sale, assignment or transfer to an affiliate of the Holder.

                    (19) REISSUANCE OF THIS NOTE.

                         (a) Transfer. If this Note is to be transferred, the Holder shall surrender this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note (in accordance with Section 19(d)), registered as the Holder may request, representing the outstanding Principal being transferred by the Holder and, if less then the entire outstanding Principal is being transferred, a new Note (in accordance with Section 19(d)) to the Holder representing the outstanding Principal not being transferred. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of Section 3(c)(iii) and this Section 19(a), following conversion or redemption of any portion of this Note, the outstanding Principal represented by this Note may be less than the Principal stated on the face of this Note.

                         (b) Lost, Stolen or Mutilated Note. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver to the Holder a new Note (in accordance with Section 19(d)) representing the outstanding Principal.

                         (c) Note Exchangeable for Different Denominations. This Note is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Note or Notes (in accordance with Section 19(d) and in principal amounts of at least $100,000) representing in the aggregate the outstanding Principal of this Note, and each such new Note will represent such portion of such outstanding Principal as is designated by the Holder at the time of such surrender.

                         (d) Issuance of New Notes. Whenever the Company is required to issue a new Note pursuant to the terms of this Note, such new Note (i) shall be of like tenor with this Note, (ii) shall represent, as indicated on the face of such new Note, the Principal remaining outstanding (or in the case of a new Note being issued pursuant to Section 19(a) or Section 19(c), the Principal designated by the Holder which, when added to the principal represented by the other new Notes issued in connection with such issuance, does not exceed the Principal remaining outstanding under this Note immediately prior to such issuance of new Notes), (iii) shall have an issuance date, as indicated on the face of such new Note, which is the same as the Issuance Date of this Note, (iv) shall have the same rights and conditions as this Note, and (v) shall represent accrued and unpaid Interest and Late Charges on the Principal and Interest of this Note, from the Issuance Date.

                    (20) REMEDIES, CHARACTERIZATIONS, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note and any of the other Transaction Documents at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Holder’s right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Note. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

                    (21) PAYMENT OF COLLECTION, ENFORCEMENT AND OTHER COSTS. If (a) this Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the Holder otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors’ rights and involving a claim under this Note, then the Company shall pay the costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, but not limited to, attorneys’ fees and disbursements.

                    (22) CONSTRUCTION; HEADINGS. This Note shall be deemed to be jointly drafted by the Company and all the Purchasers and shall not be construed against any person as the drafter hereof. The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of, this Note.

                    (23) FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

                    (24) DISPUTE RESOLUTION. In the case of a dispute as to the determination of the Closing Bid Price, the Closing Sale Price or the Weighted Average Price or the arithmetic calculation of the Conversion Rate or any Redemption Price, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within one (1) Business Day of receipt, or deemed receipt, of the Conversion Notice or Redemption Notice or other event giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are unable to agree upon such determination or calculation within one (1) Business Day of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within one (1) Business Day submit via facsimile (a) the disputed determination of the Closing Bid Price, the Closing Sale Price or the Weighted Average Price to an independent, reputable investment bank selected by the Company and approved by the Holder or (b) the disputed arithmetic calculation of the Conversion Rate or any Redemption Price to the Company’s independent, outside accountant. The Company, at the Company’s expense, shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than five (5) Business Days from the time it receives the disputed determinations or calculations. Such investment bank’s or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.

                    (25) NOTICES; PAYMENTS.

                         (a) Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with Section 9(f) of the Securities Purchase Agreement. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Note, including in reasonable detail a description of such action and the reason therefore. Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) immediately upon any adjustment of the Conversion Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least twenty (20) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.

                         (b) Payments. Whenever any payment of cash is to be made by the Company to any Person pursuant to this Note, such payment shall be made in lawful money of the United States of America by a check drawn on the account of the Company and sent via overnight courier service to such Person at such address as previously provided to the Company in writing (which address, in the case of each of the Purchasers, shall initially be as set forth on the Schedule of Buyers attached to the Securities Purchase Agreement); provided that the Holder may elect to receive a payment of cash via wire transfer of immediately available funds by providing the Company with prior written notice setting out such request and the Holder’s wire transfer instructions. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day and, in the case of any Interest Date which is not the date on which this Note is paid in full, the extension of the due date thereof shall not be taken into account for purposes of determining the amount of Interest due on such date. Any amount of Principal or other amounts due under the Transaction Documents, other than Interest, which is not paid when due shall result in a late charge being incurred and payable by the Company in an amount equal to interest on such amount at the rate of fifteen percent (15%) per annum from the date such amount was due until the same is paid in full (“Late Charge”). All payments of any Redemption Price to be made by the Company to the Holder hereunder shall also include payment in respect of any other Obligations then due and owing.

                    (26) CANCELLATION. After all the Obligations (excluding any Obligations that are contingent, unmatured or otherwise unknown at the time of payment) at any time owed have been paid in full, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued; provided, however, that any contingent, unmatured or unknown claims arising under the Transaction Documents that are known as of the date of payment or that mature or become known thereafter and which would otherwise be considered Obligations hereunder shall survive the cancellation of this Note.

                    (27) WAIVER OF NOTICE. To the extent permitted by law, the Company hereby waives demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Securities Purchase Agreement.

                    (28) GOVERNING LAW; JURISDICTION; JURY TRIAL. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. The Company hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address it set forth on the signature page hereto and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Note. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to the Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of the Holder. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS NOTE OR ANY TRANSACTION CONTEMPLATED HEREBY.

                    (29) CERTAIN DEFINITIONS. For purposes of this Note, the following terms shall have the following meanings:

                         (a) “Acquisition Redemption Equity Conditions” means that each of the following applicable conditions is satisfied: (i) prior to the two hundred fortieth (240th) day after the Issuance Date, (A) any applicable shares of Common Stock to be issued in connection with the event requiring determination may be issued in full without violating Section 3(d) hereof and the rules or regulations of the Principal Market; (B) there shall not have occurred an Event of Default or an event that with the passage of time or giving of notice would constitute an Event of Default; (C) the Company otherwise shall have been in material compliance with and shall not have materially breached any provision, covenant, representation or warranty of any Transaction Document; and (D) the Stockholder Approval shall have been obtained; and (ii) thereafter, the Equity Conditions.

                         (b) “Acquisition Redemption Equity Conditions Failure” means during any period commencing with the Acquisition Redemption Notice Date through the date of redemption, the Acquisition Redemption Equity Conditions have not been satisfied (or waived in writing by the Holder).

                         (c) “Approved Stock Plan” means any employee benefit plan which has been approved by the Board of Directors of the Company, pursuant to which the Company’s securities may be issued to any employee, officer or director for services provided to the Company.

                         (d) “Acquisition” means the acquisition, directly or indirectly, whether by way of stock purchase, merger, consolidation or similar transaction of a business engaged in manufacturing and sales of consumer products in the bath and skincare segments which acquisition shall be in form and substance satisfactory to the Required Holders and approved by the Required Holders prior to such acquisition.

                         (e) “Acquisition Redemption Amount” means, on any date of determination, an amount equal to the difference between (i) the outstanding Principal amount of the Notes on such date and (ii) $51,000,000.

                         (f) “Bloomberg” means Bloomberg Financial Markets.

                         (g) “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

                         (h) “Capital Stock” means (i) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, and (ii) with respect to any Person that is not a corporation, any and all partnership, membership or other equity interests of such Person.

                         (i) “Change of Control” means any Fundamental Transaction other than (i) any reorganization, recapitalization or reclassification of the Common Stock in which holders of the Company’s voting power immediately prior to such reorganization, recapitalization or reclassification continue after such reorganization, recapitalization or reclassification to hold publicly traded securities and, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities, or (ii) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company.

                         (j) “Change of Control Consideration” means, for any Change of Control, an amount equal to the sum of the aggregate cash consideration and the aggregate cash value of any marketable securities per share of Common Stock to be paid to the holders of the Common Stock upon consummation of such Change of Control, with any such marketable securities to be valued at the Closing Sale Price of such securities as of the Trading Day following the public announcement of such proposed Change of Control.

                          (k) “CIT Facility” means the Financing Agreement between the CIT Group/Commercial Services, Inc. (“CIT”) as Lender and Ascendia Brands Co., Inc., as borrower, in form and substance reasonably satisfactory to the Required Holders prior to the execution of any such Facility; provided, however, that (i) the aggregate outstanding amount of such Indebtedness permitted hereunder (taking into account the maximum amounts which may be advanced under the loan documents evidencing the CIT Facility) does not at any time (i) exceed $13,000,000; (ii) provide at any time for total interest and fees at a rate in excess of LIBOR plus 2.25%; or (iii) provide for such Indebtedness to be secured by any property or assets of the Company and its Subsidiaries other than inventory located in the United States and accounts receivable.

                         (l) “Closing Bid Price” and “Closing Sale Price” means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or last trade price, respectively, of such security prior to 4:00:00 p.m., New York Time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price, as the case may be, of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 24. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

                         (m) “Closing Date” shall have the meaning set forth in the Securities Purchase Agreement, which date is the date the Company issued Notes pursuant to the terms of the Securities Purchase Agreement.

                         (n) “Collateral Agent” has the meaning ascribed to such term in the Securities Purchase Agreement, and shall include all successors thereto.

                         (o) “Common Stock Deemed Outstanding” means, at any given time, the number of shares of Common Stock outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to Sections 7(a)(i) and 7(a)(ii) hereof regardless of whether the Options or Convertible Securities are actually exercisable at such time, but excluding any Common Stock owned or held by or for the account of the Company or issuable upon conversion or exercise, as applicable, of the Notes and the Warrants.

                         (p) “Consolidated EBITDA” means, with respect to any Person for any period, the Consolidated Net Income of such Person and its Subsidiaries for such period, plus (i) without duplication, the sum of the following amounts of such Person and its Subsidiaries for such period and to the extent deducted in determining Consolidated Net Income of such Person for such period: (A) Consolidated Net Interest Expense, (B) income tax expense, (C) depreciation expense, and (D) amortization expense.

                         (q) “Consolidated Net Income” means, with respect to any Person for any period, the net income (loss) of such Person and its Subsidiaries for such period, determined on a consolidated basis and in accordance with GAAP, but excluding from the determination of Consolidated Net Income (without duplication) (a) any extraordinary or non recurring gains or losses or gains or losses from the sale or other disposition of assets (excluding any sales of inventory in the ordinary course of business on ordinary business terms), (b) restructuring charges, (c) any tax refunds, net operating losses or other net tax benefits, (d) effects of discontinued operations, (e) interest income (including interest paid-in-kind) and (f) any fees and expenses arising out of or relating to the negotiation, preparation, execution, delivery and performance of this Agreement and the other Transaction Documents.

                         (r) “Consolidated Net Interest Expense” means, with respect to any Person for any period, gross interest expense of such Person and its Subsidiaries for such period determined on a consolidated basis and in accordance with GAAP (including, without limitation, interest expense paid to Affiliates of such Person), less (i) the sum of (A) interest income for such period and (B) gains for such period on Hedging Agreements (to the extent not included in interest income above and to the extent not deducted in the calculation of gross interest expense), plus (ii) the sum of (A) losses for such period on Hedging Agreements (to the extent not included in gross interest expense) and (B) the upfront costs or fees for such period associated with Hedging Agreements (to the extent not included in gross interest expense), in each case, determined on a consolidated basis and in accordance with GAAP.

                         (s) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

                         (t) “Convertible Securities” means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for Common Stock.

                         (u) “Eligible Market” means the Principal Market, The New York Stock Exchange, Inc., the Nasdaq National Market or The Nasdaq Capital Market.

                         (v) “Equity Conditions” means that each of the following conditions is satisfied: (i) on each day during the period beginning six months prior to the applicable date of determination and ending on and including the applicable date of determination (the “Equity Conditions Measuring Period”), either (x) the Registration Statement filed pursuant to the Registration Rights Agreement shall be effective and available for the resale of all remaining Registrable Securities in accordance with the terms of the Registration Rights Agreement and there shall not have been any Grace Periods (as defined in the Registration Rights Agreement) or (y) all shares of Common Stock issuable upon conversion of the Notes and exercise of the Warrants shall be eligible for sale without restriction and without the need for registration under any applicable federal or state securities laws; (ii) on each day during the Equity Conditions Measuring Period, the Common Stock is designated for quotation on the Principal Market and shall not have been suspended from trading on such exchange or market (other than suspensions of not more than two days and occurring prior to the applicable date of determination due to business announcements by the Company) nor shall delisting or suspension by such exchange or market been threatened or pending either (A) in writing by such exchange or market or (B) by falling below the minimum listing maintenance requirements of such exchange or market; (iii) during the one (1) year period ending on and including the date immediately preceding the applicable date of determination, the Company shall have delivered Conversion Shares upon conversion of the Notes shares of Common Stock upon exercise of the Warrants to the holders on a timely basis as set forth in Section 3(c)(i) hereof (and analogous provisions under the Other Notes) and Section 1(a) of the Warrants; (iv) any applicable shares of Common Stock to be issued in connection with the event requiring determination may be issued in full without violating Section 3(d) hereof and the rules or regulations of the Principal Market; (v) during the Equity Conditions Measuring Period, the Company shall not have failed to timely make any payments within five (5) Business Days of when such payment is due pursuant to any Transaction Document; (vi) during the Equity Conditions Measuring Period, there shall not have occurred either (A) the public announcement of a pending, proposed or intended Fundamental Transaction which has not been abandoned, terminated or consummated or (B) an Event of Default or an event that with the passage of time or giving of notice would constitute an Event of Default; (vii) the Company shall have no knowledge of any fact that would cause (x) the Registration Statements required pursuant to the Registration Rights Agreement not to be effective and available for the resale of all remaining Registrable Securities in accordance with the terms of the Registration Rights Agreement or (y) any shares of Common Stock issuable upon conversion of the Notes and shares of Common Stock issuable upon exercise of the Warrants not to be eligible for sale without restriction pursuant to Rule 144(k) and any applicable state securities laws; (viii) the Company otherwise shall have been in material compliance with and shall not have materially breached any provision, covenant, representation or warranty of any Transaction Document; and (ix) the Stockholder Approval shall have been obtained.

                         (w) “Equity Conditions Failure” means that during any period commencing with the Optional Redemption Notice Date through the Optional Redemption Date, the Equity Conditions have not been satisfied (or waived in writing by the Holder).

                         (x) “Excluded Securities” means any Common Stock issued or issuable: (i) in connection with any Approved Stock Plan; (ii) upon conversion of the Notes, or the exercise of the Warrants; (iii) upon conversion, exercise or exchange of any Options or Convertible Securities which are outstanding on the day immediately preceding the Subscription Date, provided that the terms of such Options or Convertible Securities are not amended, modified or changed on or after the Subscription Date; and (iv) in connection with any stock split, stock dividend, recapitalization or similar transaction by the Company for which adjustment is made pursuant to Section 7(b).

                         (y) “Fiscal Quarter” means each of the fiscal quarters adopted by the Company for financial reporting purposes that correspond to the Company’s fiscal year that ends on the last day of February, or such other fiscal quarter adopted by the Company for financial reporting purposes in accordance with GAAP.

                         (z) “Fundamental Transaction” means that the Company shall (or in the case of clause (vi) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act)), directly or indirectly, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Person, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another Person, or (iii) allow another Person or Persons to make a purchase, tender or exchange offer that is accepted by the holders of more than the 50% of the outstanding shares of Voting Stock (not including any shares of Voting Stock held by the Person or Persons making or party to, or associated or affiliated with the Person or Persons making or party to, such purchase, tender or exchange offer), or (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than the 50% of either the outstanding shares of Voting Stock (not including any shares of Voting Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock purchase agreement or other business combination), or (v) reorganize, recapitalize or reclassify its Common Stock, or (vi) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock.

                         (aa) “GAAP” means United States generally accepted accounting principles, consistently applied.

                         (bb) “Guarantee” means (i) the guarantee of each Subsidiary Guarantor and (ii) each guarantee substantially in the form of Exhibit L-2 to the Securities Purchase Agreement made by any other Subsidiary in favor of the Collateral Agent for the benefit of the Collateral Agent and the holders of the Notes pursuant to Section 15(g).

                         (cc) “Hedging Agreement” means any interest rate, foreign currency, commodity or equity swap, collar, cap, floor or forward rate agreement, or other agreement or arrangement designed to protect against fluctuations in interest rates or currency, commodity or equity values (including, without limitation, any option with respect to any of the foregoing and any combination of the foregoing agreements or arrangements), and any confirmation executed in connection with any such agreement or arrangement.

                         (dd) “Indebtedness” of any Person means, without duplication (i) all indebtedness for borrowed money, (ii) all obligations issued, undertaken or assumed as the deferred purchase price of property or services, including (without limitation) “capital leases” in accordance with generally accepted accounting principles (other than trade payables entered into in the ordinary course of business), (iii) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (iv) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (v) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (vi) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (vii) all indebtedness referred to in clauses (i) through (vi) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (viii) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (i) through (vii) above.

                         (ee) “Interest Rate” means, nine percent (9.0%) per annum, subject to adjustment as provided herein.

                         (ff) “Mortgage” means a mortgage (including, without limitation, a leasehold mortgage), deed of trust or deed to secure debt, in form and substance satisfactory to the Collateral Agent, made by the Company or any Subsidiary Guarantor in favor of the Collateral Agent for the benefit of the Collateral Agent and the holders of the Notes, securing the Obligations and delivered to the Collateral Agent pursuant to the Security Documents, Section 15(g) hereof or otherwise.

                         (gg) “Obligations” means all present and future indebtedness, obligations, and liabilities of the Company and any Subsidiary Guarantor to the Collateral Agent and the holders of the Notes under the Transaction Documents, whether or not the right of payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured, unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in Section 4(a). Without limiting the generality of the foregoing, the Obligations of each party under the Transaction Documents include (a) the obligation to pay principal, interest, charges (including Late Charges), expenses, fees, attorneys’ fees and disbursements, indemnities and other amounts payable by such Person under the Transaction Documents, and (b) the obligation of such Person to reimburse any amount in respect of any of the foregoing that the Collateral Agent or any holder of Notes (in its sole discretion) may elect to pay or advance on behalf of such Person.

                         (hh) “Options” means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

                         (ii) “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

                         (jj) “Permitted Acquisition Indebtedness” means the principal of (and premium, if any), interest on, and all fees and other amounts (including, without limitation, any reasonable out-of-pocket costs, enforcement expenses (including reasonable out-of-pocket legal fees and disbursements), collateral protection expenses and other reimbursement or indemnity obligations relating thereto) payable by Company and/or its Subsidiaries under or in connection with any credit facility to be entered into by the Company and/or its Subsidiaries with one or more financial institutions (and on terms and conditions) in connection with the financing of, or subsequent to, the Acquisition, in form and substance reasonably satisfactory to the Required Holders and approved by the Required Holders prior to the execution of any such facility; provided, however, that the aggregate outstanding amount of such Indebtedness permitted hereunder (taking into account the maximum amounts which may be advanced under the loan documents evidencing such Permitted Acquisition Indebtedness) does not at any time exceed $250,000,000.

                         (kk) “Permitted Financing” means, in one or more transactions, any issuance or sale or in accordance with Section 7, any deemed issuance or sale (i) which issuance or sale does not exceed $5,000,000 in the aggregate, (ii) is at a consideration per share greater than 90% of the arithmetic average of the Weighted Average Price of the Common Stock for the ten (10) consecutive Trading Days ending on the date immediately prior to the execution of the definitive agreement for such Permitted Financing for any and all transactions and (iii) where if warrants are issued in such Permitted Financing, such warrants are exercisable for not more than 25% of the shares of Common Stock issued or issuable in such transaction and such warrants have an exercise price that is equal to or greater than the arithmetic average of the Weighted Average Price of the Common Stock for the ten (10) consecutive Trading Days ending on the date immediately prior to the execution of the definitive agreement for such Permitted Financing.

                         (ll) “Permitted Indebtedness” means (i) Permitted Senior Indebtedness, (ii) Indebtedness evidenced by this Note and the Other Notes, (iii) other unsecured Indebtedness in an aggregate amount not to exceed $20,000,000 outstanding at any time incurred by the Company and/or any of its Subsidiaries that is made expressly subordinate in right of payment to the Indebtedness evidenced by this Note, as reflected in a written agreement acceptable to the Holder and approved by the Holder in writing, and which Indebtedness does not provide at any time for (1) the payment, prepayment, repayment, repurchase or defeasance, directly or indirectly, of any principal or premium, if any, thereon until ninety-one (91) days after the Maturity Date or later and (2) total interest and fees at a rate in excess of the Interest Rate hereunder, (iv) Indebtedness secured by Permitted Liens, (v) Indebtedness to trade creditors incurred in the ordinary course of business, and (vi) extensions, refinancings and renewals of any items of Permitted Indebtedness, provided that the principal amount is not increased or the terms modified to impose more burdensome terms upon the Company or its Subsidiary, as the case may be.

                         (mm) “Permitted Liens” means (i) any Lien for taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (ii) any statutory Lien arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent, (iii) any Lien created by operation of law, such as materialmen’s liens, mechanics’ liens and other similar liens, arising in the ordinary course of business with respect to a liability that is not yet due or delinquent or that are being contested in good faith by appropriate proceedings, (iv) Liens securing the Obligations, (v) Liens (A) upon or in any equipment (as defined in the Security Agreement) acquired or held by the Company or any of its Subsidiaries to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition or lease of such equipment, or (B) existing on such equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment, (vi) Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clauses (i) and (v) above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the Indebtedness being extended, renewed or refinanced does not increase, (vii) Liens securing the obligations under Permitted Senior Indebtedness; (viii) leases or subleases and licenses and sublicenses granted to others in the ordinary course of the Company’s business, not interfering in any material respect with the business of the Company and its Subsidiaries taken as a whole, (ix) Liens in favor of customs and revenue authorities arising as a matter of law to secure payments of custom duties in connection with the importation of goods and (x) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under Section 4(a)(ix).

                         (nn) “Permitted Senior Indebtedness” means (i) the CIT Facility and (ii) Permitted Acquisition Indebtedness.

                         (oo) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

                         (pp) “Pledge Agreement” means a Pledge and Security Agreement made by the Company or any Subsidiary in favor of the Collateral Agent for the benefit of the Collateral Agent and the holders of the Notes, substantially in the form of Exhibit J to the Securities Purchase Agreement, securing the Obligations and delivered to the Collateral Agent.

                         (qq) “Principal Market” means the American Stock Exchange.

                         (rr) “Redemption Notices” means, collectively, the Event of Default Redemption Notices, Change of Control Redemption Notices, the Holder Optional Redemption Notice, the Optional Redemption Notices and any Acquisition Redemption Notice and, each of the foregoing, individually, a Redemption Notice.

                         (ss) “Redemption Premium” means (i) in the case of the Events of Default described in Section 4(a)(i) - (vi) and (ix) - (xii), 125% or (ii) in the case of the Events of Default described in Section 4(a)(vii) - (viii), 100%.

                         (tt) “Redemption Prices” means, collectively, the Event of Default Redemption Price, Change of Control Redemption Price, the Holder Optional Redemption Price, the Optional Redemption Price and the Acquisition Redemption Price and, each of the foregoing, individually, a Redemption Price.

                         (uu) “Registration Rights Agreement” means that certain registration rights agreement dated as of the Subscription Date by and among the Company and the initial holders of the Notes relating to, among other things, the registration of the resale of the Common Stock issuable upon conversion of the Notes and exercise of the Warrants.

                         (vv) “Required Holders” means the holders of Notes representing at least a majority of the aggregate principal amount of the Notes then outstanding.

                         (ww) “SEC” means the United States Securities and Exchange Commission.

                         (xx) “Security Agreement” means a Security Agreement made by the Company or any Subsidiary in favor of the Collateral Agent for the benefit of the Collateral Agent and the holders of the Notes, substantially in the form of Exhibit K to the Securities Purchase Agreement, securing the Obligations and delivered to the Collateral Agent.

                         (yy) “Security Documents” has the meaning ascribed to such term in the Securities Purchase Agreement.

                         (zz) “Series B Warrants” has the meaning ascribed to such term in the Securities Purchase Agreement, and shall include all successors thereto.

                         (aaa) “Subscription Date” means June 30, 2006.

                         (bbb) “Successor Entity” means the Person, which may be the Company, formed by, resulting from or surviving any Fundamental Transaction or the Person with which such Fundamental Transaction shall have been made, provided that if such Person is not a publicly traded entity whose common stock or equivalent equity security is quoted or listed for trading on an Eligible Market, Successor Entity shall mean such Person’s Parent Entity.

                         (ccc) “Title Insurance Policy” means a mortgagee’s loan policy, in form and substance reasonably satisfactory to the Collateral Agent, together with all endorsements made from time to time thereto, issued by or on behalf of a title insurance company reasonably satisfactory to the Collateral Agent, insuring the Lien created by a Mortgage in an amount and on terms satisfactory to the Collateral Agent, delivered to the Collateral Agent.

                         (ddd) “Trading Day” means any day on which the Common Stock are traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock are then traded; provided that “Trading Day” shall not include any day on which the Common Stock are scheduled to trade on any such exchange or market for less than 4.5 hours or any day that the Common Stock are suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on any such exchange or market, then during the hour ending at 4:00:00 p.m., New York Time).

                         (eee) “Voting Stock” of a Person means capital stock of such Person of the class or classes pursuant to which the holders thereof have the general voting power to elect, or the general power to appoint, at least a majority of the board of directors, managers or trustees of such Person (irrespective of whether or not at the time capital stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

                         (fff) “Warrants” has the meaning ascribed to such term in the Securities Purchase Agreement, and shall include all warrants issued in exchange therefor or replacement thereof.

                         (ggg) “Weighted Average Price” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market during the period beginning at 9:30:01 a.m., New York Time (or such other time as the Principal Market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York Time (or such other time as the Principal Market publicly announces is the official close of trading) as reported by Bloomberg through its “Volume at Price” functions, or, if the foregoing does not apply, the dollar volume- weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York Time (or such other time as such market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York Time (or such other time as such market publicly announces is the official close of trading) as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Weighted Average Price cannot be calculated for such security on such particular date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the Required Holders. If the Company and the Required Holders are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 24. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

                    (30) DISCLOSURE. Upon receipt or delivery by the Company of any notice in accordance with the terms of this Note (other than in connection with the delivery of the notice requesting approval of the Acquisition or Permitted Acquisition Indebtedness pursuant to the definitions thereof which the Holder has elected to receive in accordance with Section 4(j)(ii) of the Securities Purchase Agreement), unless the Company has in good faith determined that the matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries, the Company shall within one (1) Business Day after any such receipt or delivery publicly disclose such material, nonpublic information on a Current Report on Form 8-K or otherwise. In the event that the Company believes that a notice contains material, nonpublic information, relating to the Company or its Subsidiaries, the Company shall indicate to the Holder contemporaneously with delivery of such notice, and in the absence of any such indication, the Holder shall be allowed to presume that all matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries.

[Signature Page Follows]

                    IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the Issuance Date set out above.

ASCENDIA BRANDS, INC.

By:	/s/ Joseph A. Falsetti
Name: Joseph A. Falsetti
Title: President & Chief Executive Officer

SCHEDULE 15(g)

The stock in and assets of Cenuco, Inc., a Florida corporation, and all assets presently associated with the health and beauty care business outside the United States

EXHIBIT I

ASCENDIA BRANDS, INC.

CONVERSION NOTICE

Reference is made to the Senior Secured Convertible Note (the “Note”) issued to the undersigned by Ascendia Brands, Inc. (the “Company”). In accordance with and pursuant to the Note, the undersigned hereby elects to convert the Conversion Amount (as defined in the Note) of the Note indicated below into shares of Common Stock par value $0.001 per share (the “Common Stock”), as of the date specified below.

Date of Conversion:

Aggregate Conversion Amount to be converted:

Notwithstanding anything to the contrary contained herein, this Conversion Notice shall constitute a representation by the holder of the Note submitting this Conversion Notice that, after giving effect to the conversion provided for in this Conversion Notice, such holder (together with its affiliates) will not have beneficial ownership (together with the beneficial ownership of such Person’s affiliates) of a number of shares of Common Stock which exceeds the Maximum Percentage of the total outstanding shares of Company Common Stock as determined pursuant to the provisions of Section 3(d)(i) of the Note.

Please confirm the following information:

Conversion Price:

Number of shares of Common Stock to be issued:

Please issue the Common Stock into which the Note is being converted in the following name and to the following address:

Issue to:

Facsimile Number:

Authorization:

By:

Title:

Dated:

Account Number:
(if electronic book entry transfer)

Transaction Code Number:
(if electronic book entry transfer)

ACKNOWLEDGMENT

                    The Company hereby acknowledges this Conversion Notice and hereby directs American Stock Transfer & Trust Company to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated July 27, 2006 from the Company and acknowledged and agreed to by American Stock Transfer & Trust Company.

ASCENDIA BRANDS, INC.

By:
Name:
Title:

EXHIBIT D.1

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISEABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

ASCENDIA BRANDS, INC.

SERIES A WARRANT TO PURCHASE COMMON STOCK

Warrant No.:  A-1

Number of Shares of Common Stock:

Date of Issuance: August 2, 2006 (“Issuance Date”)

Ascendia Brands, Inc. (f/k/a Cenuco, Inc.), a Delaware corporation, (the “Company”), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, PRENCEN, LLC, the registered holder hereof or its permitted assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company, at the Exercise Price (as defined below) then in effect, upon surrender of this Warrant to Purchase Common Stock (including any Warrants to purchase Common Stock issued in exchange, transfer or replacement hereof, the “Warrant”), at any time or times on or after the date hereof, but not after 11:59 p.m., New York Time, on the Expiration Date (as defined below), Three Million, Fifty Three Thousand, Three Hundred and Fifty Eight (3,053,358) fully paid nonassessable shares of Common Stock (as defined below) (the “Warrant Shares”). Except as otherwise defined herein, capitalized terms in this Warrant shall have the meanings set forth in Section 15. This Warrant is one of the Warrants to purchase Common Stock (the “SPA Warrants”) issued pursuant to Section 1 of that certain Second Amended and Restated Securities Purchase Agreement, dated as of June 30, 2006 (the “Subscription Date”), by and among the Company and the investors (the “Buyers”) referred to therein (the “Securities Purchase Agreement”).

1.	EXERCISE OF WARRANT.

(a)   Mechanics of Exercise. Subject to the terms and conditions hereof (including, without limitation, the limitations set forth in Section 1(f)), this Warrant may be exercised by the Holder on any day on or after the date hereof, in whole or in part, by (i) delivery of a written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Warrant and (ii) (A) payment to the Company of an amount equal to the applicable Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the “Aggregate Exercise Price”) in cash or wire transfer of immediately available funds or (B) by notifying the Company that this Warrant is being exercised pursuant to a Cashless Exercise (as defined in Section 1(d)). The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder. Execution and delivery of the Exercise Notice with respect to less than all of the Warrant Shares shall have the same effect as cancellation of the original Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Warrant Shares. On or before the first Business Day following the date on which the Company has received each of the Exercise Notice and the Aggregate Exercise Price (or notice of a Cashless Exercise) (the “Exercise Delivery Documents”), the Company shall transmit by facsimile an acknowledgment of confirmation of receipt of the Exercise Delivery Documents to the Holder and the Company’s transfer agent (the “Transfer Agent”). On or before the third Business Day following the date on which the Company has received all of the Exercise Delivery Documents (the “Share Delivery Date”), the Company shall (X) provided that the Transfer Agent is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, upon the request of the Holder, credit such aggregate number of shares of Common Stock to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission system, or (Y) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, deliver to be received no later than the Share Delivery Date, to the address as specified in the Exercise Notice, a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder is entitled pursuant to such exercise. Upon delivery of the Exercise Notice and Aggregate Exercise Price referred to in clause (ii)(A) above or notification to the Company of a Cashless Exercise referred to in Section 1(d), the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the certificates evidencing such Warrant Shares. If this Warrant is submitted in connection with any exercise pursuant to this Section 1(a) and the number of Warrant Shares represented by this Warrant submitted for exercise is greater than the number of Warrant Shares being acquired upon an exercise, then the Company shall as soon as practicable and in no event later than three Business Days after any exercise and at its own expense, issue a new Warrant (in accordance with Section 6(d)) representing the right to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant is exercised. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but rather the number of shares of Common Stock to be issued shall be rounded up to the nearest whole number. The Company shall pay any and all taxes which may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant.

Exercise Price. For purposes of this Warrant, “Exercise Price” means $2.10, subject to adjustment as provided herein.

(b)   Company’s Failure to Timely Deliver Securities. If the Company shall fail for any reason or for no reason to issue to the Holder within three (3) Business Days of receipt of the Exercise Delivery Documents, a certificate for the number of shares of Common

Stock to which the Holder is entitled and register such shares of Common Stock on the Company’s share register or to credit the Holder’s balance account with DTC for such number of shares of Common Stock to which the Holder is entitled upon the Holder’s exercise of this Warrant, then, in addition to all other remedies available to the Holder, the Company shall pay in cash to the Holder on each day after such third Business Day that the issuance of such shares of Common Stock is not timely effected an amount equal to 1.5% of the product of (A) the sum of the number of shares of Common Stock not issued to the Holder on a timely basis and to which the Holder is entitled and (B) the Closing Sale Price of the shares of Common Stock on the Trading Day immediately preceding the last possible date which the Company could have issued such shares of Common Stock to the Holder without violating Section 1(a). In addition to the foregoing, if within three (3) Trading Days after the Company’s receipt of the facsimile copy of a Exercise Notice the Company shall fail to issue and deliver a certificate to the Holder and register such shares of Common Stock on the Company’s share register or credit the Holder’s balance account with DTC for the number of shares of Common Stock to which the Holder is entitled upon such holder’s exercise hereunder, and if on or after such Trading Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of shares of Common Stock issuable upon such exercise that the Holder anticipated receiving from the Company (a “Buy-In”), then the Company shall, within three Business Days after the Holder’s request and in the Holder’s discretion, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such shares of Common Stock) or credit such Holder’s balance account with DTC shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such shares of Common Stock or credit such Holder’s balance account with DTC and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Bid Price on the date of exercise.

(c)   Cashless Exercise. Notwithstanding anything contained herein to the contrary, if a Registration Statement (as defined in the Registration Rights Agreement) covering the Warrant Shares that are the subject of the Exercise Notice (the “Unavailable Warrant Shares”) is not available for the resale of such Unavailable Warrant Shares, the Holder may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):

Net Number = (A x B) - (A x C)
B
For purposes of the foregoing formula:

A= the total number of shares with respect to which this Warrant is then being exercised.

B= the Closing Sale Price of the shares of Common Stock (as reported by Bloomberg) on the date immediately preceding the date of the Exercise Notice.

C= the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

(d)   Disputes. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed and resolve such dispute in accordance with Section 11.

(e)	Limitations on Exercises.

(i)           Beneficial Ownership. The Company shall not effect the exercise of this Warrant, and the Holder shall not have the right to exercise this Warrant, to the extent that after giving effect to such exercise, such Person (together with such Person’s affiliates) would beneficially own in excess of 9.99% (the “Maximum Percentage”) of the shares of Common Stock outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such Person and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (i) exercise of the remaining, unexercised portion of this Warrant beneficially owned by such Person and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such Person and its affiliates (including, without limitation, any convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this Warrant, in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company’s most recent Form 10-K or 10-KSB, Form 10-Q or 10-QSB, Current Report on Form 8-K or other public filing with the Securities and Exchange Commission, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of the Holder, the Company shall within one Business Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including the SPA Securities and the SPA Warrants, by the Holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. By written notice to the Company, the Holder may increase or decrease the Maximum Percentage to any other percentage specified in such notice; provided that (i) any such increase will not be effective until the sixty-first (61st) day after such notice is delivered to the Company, and (ii) any such increase or decrease will apply only to the Holder and not to any other holder of SPA Warrants.

(ii)          Principal Market Regulation. The Company shall not be obligated to issue any shares of Common Stock upon exercise of this Warrant or conversion of SPA Securities and no Buyer shall be entitled to receive any shares of Common Stock if the issuance of such shares of Common Stock would exceed that number of shares of Common Stock which the Company may issue upon exercise or conversion, as applicable, of the SPA Warrants and SPA Securities or otherwise without breaching the Company’s obligations under the rules or regulations of the Principal Market (the “Exchange Cap”), except that such limitation shall not apply in the event that the Company (A) obtains the approval of its shareholders as required by the applicable rules of the Principal Market for issuances of shares of Common Stock in excess of such amount or (B) obtains a written opinion from outside counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the Required Holders. Until such approval or written opinion is obtained, no Buyer shall be issued in the aggregate, upon exercise or conversion, as applicable, of any SPA Warrants or SPA Securities, shares of Common Stock in an amount greater than the product of the Exchange Cap multiplied by a fraction, the numerator of which is the number of Registrable Securities of such Buyer pursuant to the Registration Rights Agreement on the Issuance Date and the denominator of which is the aggregate number of Registrable Securities on the Issuance Date (with respect to each Buyer, the “Exchange Cap Allocation”). In the event that any Buyer shall sell or otherwise transfer any of such Buyer’s SPA Warrants, the transferee shall be allocated a pro rata portion of such Buyer’s Exchange Cap Allocation, and the restrictions of the prior sentence shall apply to such transferee with respect to the portion of the Exchange Cap Allocation allocated to such transferee. In the event that any holder of SPA Warrants shall exercise all of such holder’s SPA Warrants into a number of shares of Common Stock which, in the aggregate, is less than such holder’s Exchange Cap Allocation, then the difference between such holder’s Exchange Cap Allocation and the number of shares of Common Stock actually issued to such holder shall be allocated to the respective Exchange Cap Allocations of the remaining holders of SPA Warrants on a pro rata basis in proportion to the shares of Common Stock underlying the SPA Warrants then held by each such holder. In the event that the Company is prohibited from issuing any Warrant Shares for which an Exercise Notice has been received as a result of the operation of this Section 1(f)(ii), the Company shall pay cash in exchange for cancellation of such Warrant Shares, at a price per Warrant Share equal to the difference between the Closing Sale Price and the Exercise Price as of the date of the attempted exercise.

2.     ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. The Exercise Price and the number of Warrant Shares shall be adjusted from time to time as follows:

(a)   Adjustment upon Issuance of shares of Common Stock. If and whenever on or after the Subscription Date the Company issues or sells, or in accordance with this Section 2 is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding shares of Common Stock deemed to have been issued by the Company in connection with any Excluded Securities) for a consideration per share (the “New Issuance Price”) less than the Exercise Price (the “Applicable Price”) in effect immediately prior to such issue or sale or deemed issuance or sale (the foregoing a “Dilutive Issuance”), then immediately after such Dilutive Issuance, the Exercise Price then in effect shall be reduced to an amount equal to the New Issuance Price; provided, however, that if the Company issues or sells, or is deemed to have issued or sold, any shares of Common Stock in a Dilutive Issuance that is a Permitted Financing, then immediately after such Dilutive Issuance, the Exercise Price then in effect shall be reduced to an amount equal to the product of (A) the Exercise Price in effect immediately prior to such Dilutive Issuance and (B) the quotient determined by dividing (1) the sum of (I) the product derived by multiplying the Exercise Price in effect immediately prior to such Dilutive Issuance and the number of shares of Common Stock Deemed Outstanding immediately prior to such Dilutive Issuance plus (II) the consideration, if any, received by the Company upon such Dilutive Issuance, by (2) the product derived by multiplying (I) the Applicable Price in effect immediately prior to such Dilutive Issuance by (II) the number of shares of Common Stock Deemed Outstanding immediately after such Dilutive Issuance. Upon each such adjustment of the Exercise Price hereunder, the number of Warrant Shares shall be adjusted to the number of shares of Common Stock determined by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares acquirable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment. For purposes of determining the adjusted Exercise Price under this Section 2(a), the following shall be applicable:

(i)           Issuance of Options. If the Company in any manner grants any Options and the lowest price per share for which one share of shares of Common Stock is issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option is less than the Applicable Price, then all shares of Common Stock underlying the Option shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 2(a)(i), the “lowest price per share for which one share of shares of Common Stock is issuable upon exercise of such Options or upon conversion, exercise or exchange of such Convertible Securities” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of shares of Common Stock upon the granting or sale of the Option, upon exercise of the Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option. No further adjustment of the Exercise Price or number of Warrant Shares shall be made upon the actual issuance of such shares of Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Convertible Securities.

(ii)          Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities and the lowest price per share for which one share of shares of Common Stock is issuable upon the conversion, exercise or exchange thereof is less than the Applicable Price, then each share of Common Stock issuable upon conversion of the Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section 2(a)(ii), the “lowest price per share for which one share of shares of Common Stock is issuable upon the conversion, exercise or exchange” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one share of shares of Common Stock upon the issuance or sale of the Convertible Security and upon conversion, exercise or exchange of such Convertible Security. No further adjustment of the Exercise Price or number of Warrant Shares shall be made upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of this Warrant has been or is to be made pursuant to other provisions of this Section 2(a), no further adjustment of the Exercise Price or number of Warrant Shares shall be made by reason of such issue or sale.

(iii)         Change in Option Price or Rate of Conversion. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for shares of Common Stock increases or decreases at any time, the Exercise Price and the number of Warrant Shares in effect at the time of such increase or decrease shall be adjusted to the Exercise Price and the number of Warrant Shares which would have been in effect at such time had such Options or Convertible Securities provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 2(a)(iii), if the terms of any Option or Convertible Security that were outstanding as of the date of issuance of this Warrant are increased or decreased in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the shares of Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment pursuant to this Section 2(a)(iii) shall be made if such adjustment would result in an increase of the Exercise Price then in effect or a decrease in the number of Warrant Shares.

(iv)         Calculation of Consideration Received. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for a consideration of $0.01. If any shares of Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Company therefor. If any shares of Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the fair value of such consideration, except where such consideration consists of publicly traded securities, in which case the amount of consideration received by the Company will be the Closing Sale Price of such security on the date of receipt. If any shares of Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or publicly traded securities will be determined jointly by the Company and the Required Holders. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the “Valuation Event”), the fair value of such consideration will be determined within five (5) Business Days after the tenth day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Required Holders. The determination of such appraiser shall be final and binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.

(v)          Record Date. If the Company takes a record of the holders of shares of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in shares of Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase shares of Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(b)   Adjustment upon Subdivision or Combination of shares of Common Stock. If the Company at any time on or after the Subscription Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Warrant Shares will be proportionately increased. If the Company at any time on or after the Subscription Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares will be proportionately decreased. Any adjustment under this Section 2(b) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(c)   Other Events. If any event occurs of the type contemplated by the provisions of this Section 2 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company’s Board of Directors will make an appropriate adjustment in the Exercise Price and the number of Warrant Shares so as to protect the rights of the Holder; provided that no such adjustment pursuant to this Section 2(c) will increase the Exercise Price or decrease the number of Warrant Shares as otherwise determined pursuant to this Section 2.

3.     RIGHTS UPON DISTRIBUTION OF ASSETS. If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case:

(a)   any Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of shares of Common Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Exercise Price by a fraction of which (i) the numerator shall be the Closing Bid Price of the shares of Common Stock on the Trading Day immediately preceding such record date minus the value of the Distribution (as determined in good faith by the Company’s Board of Directors) applicable to one share of shares of Common

Stock, and (ii) the denominator shall be the Closing Bid Price of the shares of Common Stock on the Trading Day immediately preceding such record date; and

(b)   the number of Warrant Shares shall be increased to a number of shares equal to the number of shares of Common Stock obtainable immediately prior to the close of business on the record date fixed for the determination of holders of shares of Common Stock entitled to receive the Distribution multiplied by the reciprocal of the fraction set forth in the immediately preceding paragraph (a); provided that in the event that the Distribution is of shares of common stock (“Other Shares of Common Stock”) of a company whose common shares are traded on a national securities exchange or a national automated quotation system, then the Holder may elect to receive a warrant to purchase Other Shares of Common Stock in lieu of an increase in the number of Warrant Shares, the terms of which shall be identical to those of this Warrant, except that such warrant shall be exercisable into the number of shares of Other Shares of Common Stock that would have been payable to the Holder pursuant to the Distribution had the Holder exercised this Warrant immediately prior to such record date and with an aggregate exercise price equal to the product of the amount by which the exercise price of this Warrant was decreased with respect to the Distribution pursuant to the terms of the immediately preceding paragraph (a) and the number of Warrant Shares calculated in accordance with the first part of this paragraph (b).

4.	PURCHASE RIGHTS; FUNDAMENTAL TRANSACTIONS.

(a)   Purchase Rights. In addition to any adjustments pursuant to Section 2 above, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

(b)   Fundamental Transactions. The Company shall not enter into or be party to a Fundamental Transaction unless (i)  the Successor Entity assumes in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section (4)(b) pursuant to written agreements in form and substance satisfactory to the Required Holders and approved by the Required Holders prior to such Fundamental Transaction, including agreements to deliver to each holder of Warrants in exchange for such Warrants a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant, including, without limitation, an adjusted exercise price equal to the value for the shares of Common Stock reflected by the terms of such Fundamental Transaction, and exercisable for a corresponding number of shares of capital stock equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such

Fundamental Transaction, and satisfactory to the Required Holders and (ii) the Successor Entity (including its Parent Entity) is a publicly traded corporation whose common stock is quoted on or listed for trading on an Eligible Market. Upon the occurrence of any Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant with the same effect as if such Successor Entity had been named as the Company herein. Upon consummation of the Fundamental Transaction, the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon exercise of this Warrant at any time after the consummation of the Fundamental Transaction, in lieu of the shares of the Common Stock (or other securities, cash, assets or other property) purchasable upon the exercise of the Warrant prior to such Fundamental Transaction, such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights) which the Holder would have been entitled to receive upon the happening of such Fundamental Transaction had this Warrant been converted immediately prior to such Fundamental Transaction, as adjusted in accordance with the provisions of this Warrant. In addition to and not in substitution for any other rights hereunder, prior to the consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a “Corporate Event”), the Company shall make appropriate provision to insure that the Holder will thereafter have the right to receive upon an exercise of this Warrant at any time after the consummation of the Fundamental Transaction but prior to the Expiration Date, in lieu of the shares of the Common Stock (or other securities, cash, assets or other property) purchasable upon the exercise of the Warrant prior to such Fundamental Transaction, such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights) which the Holder would have been entitled to receive upon the happening of such Fundamental Transaction had the Warrant been exercised immediately prior to such Fundamental Transaction. Provision made pursuant to the preceding sentence shall be in a form and substance reasonably satisfactory to the Required Holders. The provisions of this Section shall apply similarly and equally to successive Fundamental Transactions and Corporate Events and shall be applied without regard to any limitations on the exercise of this Warrant.

(c)   Notwithstanding the foregoing and the provisions of Section 4(b) above, in the event of a Fundamental Transaction, if the Holder has not exercised the Warrant in full prior to the consummation of the Fundamental Transaction, then the Holder shall have the right to require such Successor Entity to purchase this Warrant from the Holder by paying to the Holder, simultaneously with the consummation of the Fundamental Transaction and in lieu of the warrant referred to in Section 4(b), cash in an amount equal to the value of the remaining unexercised portion of this Warrant on the date of such consummation, which value shall be determined by use of the Black and Scholes Option Pricing Model.

5.     WARRANT HOLDER NOT DEEMED A STOCKHOLDER. Except as otherwise specifically provided herein, the Holder, solely in such Person’s capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such Person’s capacity as the Holder of this Warrant, any of the rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which such Person is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a shareholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 5, the Company shall provide the Holder with copies of the same notices and other information given to the shareholders of the Company generally, contemporaneously with the giving thereof to the shareholders.

6.	REISSUANCE OF WARRANTS.

(a)   Transfer of Warrant. If this Warrant is to be transferred, the Holder shall surrender this Warrant to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Warrant (in accordance with Section 6(d)), registered as the Holder may request, representing the right to purchase the number of Warrant Shares being transferred by the Holder and, if less then the total number of Warrant Shares then underlying this Warrant is being transferred, a new Warrant (in accordance with Section 6(d)) to the Holder representing the right to purchase the number of Warrant Shares not being transferred.

(b)   Lost, Stolen or Mutilated Warrant. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver to the Holder a new Warrant (in accordance with Section 6(d)) representing the right to purchase the Warrant Shares then underlying this Warrant.

(c)   Exchangeable for Multiple Warrants. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Warrant or Warrants (in accordance with Section 6(d)) representing in the aggregate the right to purchase the number of Warrant Shares then underlying this Warrant, and each such new Warrant will represent the right to purchase such portion of such Warrant Shares as is designated by the Holder at the time of such surrender; provided, however, that no Warrants for fractional shares of Common Stock shall be given.

(d)   Issuance of New Warrants. Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant (i) shall be of like tenor with this Warrant, (ii) shall represent, as indicated on the face of such new Warrant, the right to purchase the Warrant Shares then underlying this Warrant (or in the case of a new Warrant being issued pursuant to Section 6(a) or Section 6(c), the Warrant Shares designated by the Holder which, when added to the number of shares of Common Stock underlying the other new Warrants issued in connection with such issuance, does not exceed the number of Warrant

Shares then underlying this Warrant), (iii) shall have an issuance date, as indicated on the face of such new Warrant which is the same as the Issuance Date, and (iv) shall have the same rights and conditions as this Warrant.

7.     NOTICES. Whenever notice is required to be given under this Warrant, unless otherwise provided herein, such notice shall be given in accordance with Section 9(f) of the Securities Purchase Agreement. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Warrant, including in reasonable detail a description of such action and the reason therefore. Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) immediately upon any adjustment of the Exercise Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least fifteen days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the shares of Common Stock, (B) with respect to any grants, issuances or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property to holders of shares of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.

8.     AMENDMENT AND WAIVER. Except as otherwise provided herein, the provisions of this Warrant may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Required Holders; provided that no such action may increase the exercise price of any SPA Warrant or decrease the number of shares or class of stock obtainable upon exercise of any SPA Warrant without the written consent of the Holder. No such amendment shall be effective to the extent that it applies to less than all of the holders of the SPA Warrants then outstanding.

9.     GOVERNING LAW. This Warrant shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.

10.  CONSTRUCTION; HEADINGS. This Warrant shall be deemed to be jointly drafted by the Company and all the Buyers and shall not be construed against any person as the drafter hereof. The headings of this Warrant are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant.

11.  DISPUTE RESOLUTION. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within two Business Days of receipt of the Exercise Notice giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are unable to agree upon such determination or calculation of the Exercise Price or the Warrant Shares within three Business Days of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within two

Business Days submit via facsimile (a) the disputed determination of the Exercise Price to an independent, reputable investment bank selected by the Company and approved by the Holder or (b) the disputed arithmetic calculation of the Warrant Shares to the Company’s independent, outside accountant. The Company shall cause at its expense the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than ten Business Days from the time it receives the disputed determinations or calculations. Such investment bank’s or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.

12.  REMEDIES, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder right to pursue actual damages for any failure by the Company to comply with the terms of this Warrant. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holder of this Warrant shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

13.  TRANSFER.           This Warrant may be offered for sale, sold, transferred or assigned without the consent of the Company, except as may otherwise be required by Section 2(g) of the Securities Purchase Agreement.

14.  CERTAIN DEFINITIONS. For purposes of this Warrant, the following terms shall have the following meanings:

(a)   “Approved Stock Plan” means any employee benefit plan which has been approved by the Board of Directors of the Company, pursuant to which the Company’s securities may be issued to any employee, consultant, officer or director for services provided to the Company.

(b)	“Bloomberg” means Bloomberg Financial Markets.

(c)   “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(d)   “Closing Bid Price” and “Closing Sale Price” means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or last trade price, respectively, of such security prior to 4:00:00 p.m., New York Time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price, as the case may be, of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 11. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

(e)   “Common Stock” means (i) the Company’s shares of Common Stock, par value $.001 per share, and (ii) any share capital into which such Common Stock shall have been changed or any share capital resulting from a reclassification of such Common Stock.

(f)   “Common Stock Deemed Outstanding” means, at any given time, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to Sections 2(a)(i) and 2(a)(ii) hereof regardless of whether the Options or Convertible Securities are actually exercisable or convertible at such time, but excluding any shares of Common Stock owned or held by or for the account of the Company or issuable upon exercise of the SPA Warrants.

(g)   “Convertible Securities” means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for shares of Common Stock.

(h)   “Eligible Market” means the Principal Market, the American Stock Exchange, The New York Stock Exchange, Inc., the Nasdaq National Market or The Nasdaq Capital Market.

(i)    “Excluded Securities” means any Common Stock issued or issuable (A) in connection with an Approved Stock Plan; (B) upon issuance of the Preferred Shares or, upon conversion of the Preferred Shares or upon exercise of the Warrants; (C) upon exercise of Options or Convertible Securities which are outstanding on the date immediately preceding the Subscription Date, provided that such issuance of Common Stock upon exercise of such Options or Convertible Securities is made pursuant to the terms of such Options or Convertible Securities in effect on the date immediately preceding the Subscription Date and such Options or Convertible Securities are not amended after the date immediately preceding the Subscription Date (including Common Stock to be issued pursuant to the Plan of Merger between Hermes Holding Company, Inc. and Hermes Acquisition Company I LLC upon exercise of options or warrants issued in connection therewith) or Common Stock issued upon conversion of the shares of Series A Junior Participating Preferred Stock outstanding on the Subscription Date and (D)

provided such security is issued at a price that is greater than or equal to the arithmetic average of the Closing Bid Prices of the Common Stock for the ten (10) consecutive Trading Days immediately preceding the date of issuance, any of the following: (a) any issuance by the Company of securities in connection with a strategic partnership or a joint venture (the primary purpose of which is not to raise equity capital), (b) any issuance by the Company of securities as consideration for a merger or consolidation or the acquisition of a business, product, license, or other assets of another person or entity and (c) options to purchase shares of Common Stock, provided (I) the issuance of such options is to non-executive employees and is limited to 1,000,000 shares of the Company’s Common Stock, and (II) the exercise price of such options is not less than the closing bid price of the Common Stock on the date of issuance of such option.

(j)    “Expiration Date” means the date sixty (60) months after the Issuance Date or, if such date falls on a day other than a Business Day or on which trading does not take place on the Principal Market (a “Holiday”), the next date that is not a Holiday.

(k)   “Fundamental Transaction” means that the Company shall (or in the case of (vi), any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act), directly or indirectly, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Person, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another Person, or (iii) allow another Person to make a purchase, tender or exchange offer that is accepted by the holders of more than the 50% of either the outstanding shares of Common Stock (not including any shares of Common Stock held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than the 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock purchase agreement or other business combination), or (v) reorganize, recapitalize or reclassify its Common Stock, or (vi) become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock.

(l)    “Notes” means the senior secured convertible notes issued pursuant to the Securities Purchase Agreement.

(m) “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

(n)   “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

(o)   “Permitted Financing” means, in one or more transactions, any issuance or sale or in accordance with Section 2, any deemed issuance or sale (i) which issuance or sale does not exceed $5 million in the aggregate, (ii) is at a consideration per share greater than 90% of the arithmetic average of the Weighted Average Price of the Common Stock for the ten (10) consecutive Trading Days ending on the date immediately prior to the execution of the definitive agreement for such Permitted Financing for any and all transactions and (iii) where if warrants are issued in such Permitted Financing, such warrants are exercisable for not more than 25% of the shares of Common Stock issued or issuable in such transaction and such warrants have an exercise price that is equal to or greater than the arithmetic average of the Weighted Average Price of the Common Stock for the ten (10) consecutive Trading Days ending on the date immediately prior to the execution of the definitive agreement for such Permitted Financing.

(p)   “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

(q)	“Principal Market” means the American Stock Exchange.

(r)   “Registration Rights Agreement” means that certain Amended and Restated Registration Rights Agreement dated as of the Issuance Date by and among the Company and the Buyers.

(s)   “Required Holders” means the holders of the SPA Warrants representing at least a majority of shares of Common Stock underlying the SPA Warrants then outstanding.

(t)    “SPA Securities” means the Notes issued pursuant to the Securities Purchase Agreement.

(u)   “Successor Entity” means the Person (or, if so elected by the Required Holders, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Required Holders, the Parent Entity) with which such Fundamental Transaction shall have been entered into.

(v)   “Trading Day” means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded; provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York Time).

(w)  “Weighted Average Price” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market during the period beginning at 9:30:01 a.m., New York Time (or such other time as the Principal Market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York Time (or such other time as the Principal Market publicly announces is the official close of trading) as reported by Bloomberg through its “Volume at Price” functions, or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York Time (or such other time as such market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York Time (or such other time as such market publicly announces is the official close of trading) as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Weighted Average Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 11. All such determinations are to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

[Signature Page Follows]

                IN WITNESS WHEREOF, the Company has caused this Warrant to Purchase Common Stock to be duly executed as of the Issuance Date set out above.

ASCENDIA BRANDS, INC.

By:	/s/ Joseph A. Falsetti
Name:	Joseph A. Falsetti
Title:	President & Chief Executive Officer

EXHIBIT A

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS

WARRANT TO PURCHASE COMMON STOCK

ASCENDIA BRANDS, INC.

The undersigned holder hereby exercises the right to purchase _________________ of the shares of Common Stock (“Warrant Shares”) of Ascendia Brands, Inc., a Delaware corporation (the “Company”), evidenced by the attached Warrant to Purchase Common Stock (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1.           Form of Exercise Price. The Holder intends that payment of the Exercise Price shall be made as:

____________	a “Cash Exercise” with respect to _________________ Warrant Shares; and/or

____________	a “Cashless Exercise” with respect to _______________ Warrant Shares.

2.           Payment of Exercise Price. In the event that the holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the holder shall pay the Aggregate Exercise Price in the sum of $___________________ to the Company in accordance with the terms of the Warrant.

3.          Delivery of Warrant Shares. The Company shall deliver to the holder __________ Warrant Shares in accordance with the terms of the Warrant.

4.           Notwithstanding anything to the contrary contained herein, this Exercise Notice shall constitute a representation by the holder of the Warrant submitting this Exercise Notice that, after giving effect to the exercise provided for in this Exercise Notice, such holder (together with its affiliates) will not have beneficial ownership (together with the beneficial ownership of such Person’s affiliates) of a number of shares of Common Stock which exceeds the Maximum Percentage of the total outstanding shares of Company Common Stock as determined pursuant to the provisions of Section 1(f) of the Warrant.

Date: _______________ __, ______

______________________________

Name of Registered Holder

By:	_________________________
Name:
Title:

ACKNOWLEDGMENT

The Company hereby acknowledges this Exercise Notice and hereby directs American Stock Transfer & Trust Company to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated July __, 2006 from the Company and acknowledged and agreed to by American Stock Transfer & Trust Company.

ASCENDIA BRANDS, INC.

By:	_________________________
Name:
Title:

EXHIBIT D.2

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISEABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

ASCENDIA BRANDS, INC.

SERIES B WARRANT TO PURCHASE COMMON STOCK

Warrant No.:	B-1

Number of Shares of Common Stock:

Date of Issuance: August 2, 2006 (“Issuance Date”)

Ascendia Brands, Inc. (f/k/a Cenuco, Inc.), a Delaware corporation, (the “Company”), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, PRENCEN, LLC, the registered holder hereof or its permitted assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company, at the Exercise Price (as defined below) then in effect, upon surrender of this Warrant to Purchase Common Stock (including any Warrants to purchase Common Stock issued in exchange, transfer or replacement hereof, the “Warrant”), at any time or times on or after the earlier of (x) the date of the consummation of the Acquisition (as defined in the Notes) or (y) October 31, 2006, but not after 11:59 p.m., New York Time, on the Expiration Date (as defined below), Three Million (3,000,000) fully paid nonassessable shares of Common Stock (as defined below) (the “Warrant Shares”). Except as otherwise defined herein, capitalized terms in this Warrant shall have the meanings set forth in Section 15. This Warrant is one of the Warrants to purchase Common Stock (the “SPA Warrants”) issued pursuant to Section 1 of that certain Second Amended and Restated Securities Purchase Agreement, dated as of June 30, 2006 (the “Subscription Date”), by and among the Company and the investors (the “Buyers”) referred to therein (the “Securities Purchase Agreement”).

1.	EXERCISE OF WARRANT.

(a)   Mechanics of Exercise. Subject to the terms and conditions hereof (including, without limitation, the limitations set forth in Section 1(f)), this Warrant may be exercised by the Holder on any day on or after the earlier of (x) the date of the consummation of the Acquisition or (y) October 31, 2006, in whole or in part, by (i) delivery of a written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Warrant and (ii) (A) payment to the Company of an amount equal to the applicable Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the “Aggregate Exercise Price”) in cash or wire transfer of immediately available funds or (B) by notifying the Company that this Warrant is being exercised pursuant to a Cashless Exercise (as defined in Section 1(d)). The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder. Execution and delivery of the Exercise Notice with respect to less than all of the Warrant Shares shall have the same effect as cancellation of the original Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Warrant Shares. On or before the first Business Day following the date on which the Company has received each of the Exercise Notice and the Aggregate Exercise Price (or notice of a Cashless Exercise) (the “Exercise Delivery Documents”), the Company shall transmit by facsimile an acknowledgment of confirmation of receipt of the Exercise Delivery Documents to the Holder and the Company’s transfer agent (the “Transfer Agent”). On or before the third Business Day following the date on which the Company has received all of the Exercise Delivery Documents (the “Share Delivery Date”), the Company shall (X) provided that the Transfer Agent is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, upon the request of the Holder, credit such aggregate number of shares of Common Stock to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission system, or (Y) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, deliver to be received no later than the Share Delivery Date, to the address as specified in the Exercise Notice, a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder is entitled pursuant to such exercise. Upon delivery of the Exercise Notice and Aggregate Exercise Price referred to in clause (ii)(A) above or notification to the Company of a Cashless Exercise referred to in Section 1(d), the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the certificates evidencing such Warrant Shares. If this Warrant is submitted in connection with any exercise pursuant to this Section 1(a) and the number of Warrant Shares represented by this Warrant submitted for exercise is greater than the number of Warrant Shares being acquired upon an exercise, then the Company shall as soon as practicable and in no event later than three Business Days after any exercise and at its own expense, issue a new Warrant (in accordance with Section 6(d)) representing the right to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant is exercised. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but rather the number of shares of Common Stock to be issued shall be rounded up to the nearest whole number. The Company shall pay any and all taxes which may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant. Notwithstanding any provision of this Warrant to the contrary, no more than the Maximum Eligibility Number of Warrant Shares shall be exercisable hereunder, except as a result of anti-dilution adjustments as provided herein.

(b)   Exercise Price. For purposes of this Warrant, “Exercise Price” means the following exercise price which shall be contingent on the principal amount of Notes outstanding on the date that is the earlier of (i) date of the consummation of the Acquisition or (ii) October 31, 2006, subject to adjustment as provided herein:

Principal Amount of Notes Outstanding	Exercise Price
$51,000,000 to 55,999,999	$1.95
$56,000,000 to 60,999,999	$1.85
$61,000,001 to 65,999,999	$1.65
$66,000,000 to $70,999,999	$1.55
$71,000,000 to 75,999,999	$1.45
$76,000,000 to 80,999,999	$1.35
$81,000,000 to 85,999,999	$1.25
$86,000,000 to 91,000,000	$1.15

(c)   Company’s Failure to Timely Deliver Securities. If the Company shall fail for any reason or for no reason to issue to the Holder within three (3) Business Days of receipt of the Exercise Delivery Documents, a certificate for the number of shares of Common Stock to which the Holder is entitled and register such shares of Common Stock on the Company’s share register or to credit the Holder’s balance account with DTC for such number of shares of Common Stock to which the Holder is entitled upon the Holder’s exercise of this Warrant, then, in addition to all other remedies available to the Holder, the Company shall pay in cash to the Holder on each day after such third Business Day that the issuance of such shares of Common Stock is not timely effected an amount equal to 1.5% of the product of (A) the sum of the number of shares of Common Stock not issued to the Holder on a timely basis and to which the Holder is entitled and (B) the Closing Sale Price of the shares of Common Stock on the Trading Day immediately preceding the last possible date which the Company could have issued such shares of Common Stock to the Holder without violating Section 1(a). In addition to the foregoing, if within three (3) Trading Days after the Company’s receipt of the facsimile copy of a Exercise Notice the Company shall fail to issue and deliver a certificate to the Holder and register such shares of Common Stock on the Company’s share register or credit the Holder’s balance account with DTC for the number of shares of Common Stock to which the Holder is entitled upon such holder’s exercise hereunder, and if on or after such Trading Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of shares of Common Stock issuable upon such exercise that the Holder anticipated receiving from the Company (a “Buy-In”), then the Company shall, within three Business Days after the Holder’s request and in the Holder’s discretion, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such shares of Common Stock) or credit such Holder’s balance account with DTC shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such shares of Common Stock or credit such Holder’s balance account with DTC and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Bid Price on the date of exercise.

(d)   Cashless Exercise. Notwithstanding anything contained herein to the contrary, if a Registration Statement (as defined in the Registration Rights Agreement) covering the Warrant Shares that are the subject of the Exercise Notice (the “Unavailable Warrant Shares”) is not available for the resale of such Unavailable Warrant Shares, the Holder may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):

Net Number = (A x B) - (A x C)
B
For purposes of the foregoing formula:

A= the total number of shares with respect to which this Warrant is then being exercised.

B= the Closing Sale Price of the shares of Common Stock (as reported by Bloomberg) on the date immediately preceding the date of the Exercise Notice.

C= the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

(e)   Disputes. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed and resolve such dispute in accordance with Section 11.

(f)	Limitations on Exercises.

(i)           Beneficial Ownership. The Company shall not effect the exercise of this Warrant, and the Holder shall not have the right to exercise this Warrant, to the extent that after giving effect to such exercise, such Person (together with such Person’s affiliates) would beneficially own in excess of 9.99% (the “Maximum Percentage”) of the shares of Common Stock outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such Person and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (i) exercise of the remaining, unexercised portion of this Warrant beneficially owned by such Person and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such Person and its affiliates (including, without limitation, any convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this Warrant, in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company’s most recent Form 10-K or 10-KSB, Form 10-Q or 10-QSB, Current Report on Form 8-K or other public filing with the Securities and Exchange Commission, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of the Holder, the Company shall within one Business Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including the SPA Securities and the SPA Warrants, by the Holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. By written notice to the Company, the Holder may increase or decrease the Maximum Percentage to any other percentage specified in such notice; provided that (i) any such increase will not be effective until the sixty-first (61st) day after such notice is delivered to the Company, and (ii) any such increase or decrease will apply only to the Holder and not to any other holder of SPA Warrants.

(ii)          Principal Market Regulation. The Company shall not be obligated to issue any shares of Common Stock upon exercise of this Warrant or conversion of SPA Securities and no Buyer shall be entitled to receive any shares of Common Stock if the issuance of such shares of Common Stock would exceed that number of shares of Common Stock which the Company may issue upon exercise or conversion, as applicable, of the SPA Warrants and SPA Securities or otherwise without breaching the Company’s obligations under the rules or regulations of the Principal Market (the “Exchange Cap”), except that such limitation shall not apply in the event that the Company (A) obtains the approval of its shareholders as required by the applicable rules of the Principal Market for issuances of shares of Common Stock in excess of such amount or (B) obtains a written opinion from outside counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the Required

Holders. Until such approval or written opinion is obtained, no Buyer shall be issued in the aggregate, upon exercise or conversion, as applicable, of any SPA Warrants or SPA Securities, shares of Common Stock in an amount greater than the product of the Exchange Cap multiplied by a fraction, the numerator of which is the number of Registrable Securities of such Buyer pursuant to the Registration Rights Agreement on the Issuance Date and the denominator of which is the aggregate number of Registrable Securities on the Issuance Date (with respect to each Buyer, the “Exchange Cap Allocation”). In the event that any Buyer shall sell or otherwise transfer any of such Buyer’s SPA Warrants, the transferee shall be allocated a pro rata portion of such Buyer’s Exchange Cap Allocation, and the restrictions of the prior sentence shall apply to such transferee with respect to the portion of the Exchange Cap Allocation allocated to such transferee. In the event that any holder of SPA Warrants shall exercise all of such holder’s SPA Warrants into a number of shares of Common Stock which, in the aggregate, is less than such holder’s Exchange Cap Allocation, then the difference between such holder’s Exchange Cap Allocation and the number of shares of Common Stock actually issued to such holder shall be allocated to the respective Exchange Cap Allocations of the remaining holders of SPA Warrants on a pro rata basis in proportion to the shares of Common Stock underlying the SPA Warrants then held by each such holder. In the event that the Company is prohibited from issuing any Warrant Shares for which an Exercise Notice has been received as a result of the operation of this Section 1(f)(ii), the Company shall pay cash in exchange for cancellation of such Warrant Shares, at a price per Warrant Share equal to the difference between the Closing Sale Price and the Exercise Price as of the date of the attempted exercise.

2.     ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. The Exercise Price and the number of Warrant Shares shall be adjusted from time to time as follows:

(a)   Adjustment upon Issuance of shares of Common Stock. If and whenever on or after the Subscription Date the Company issues or sells, or in accordance with this Section 2 is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding shares of Common Stock deemed to have been issued by the Company in connection with any Excluded Securities) for a consideration per share (the “New Issuance Price”) less than the Exercise Price (the “Applicable Price”) in effect immediately prior to such issue or sale or deemed issuance or sale (the foregoing a “Dilutive Issuance”), then immediately after such Dilutive Issuance, the Exercise Price then in effect shall be reduced to an amount equal to the New Issuance Price; provided, however, that if the Company issues or sells, or is deemed to have issued or sold, any shares of Common Stock in a Dilutive Issuance that is a Permitted Financing, then immediately after such Dilutive Issuance, the Exercise Price then in effect shall be reduced to an amount equal to the product of (A) the Exercise Price in effect immediately prior to such Dilutive Issuance and (B) the quotient determined by dividing (1) the sum of (I) the product derived by multiplying the Exercise Price in effect immediately prior to such Dilutive Issuance and the number of shares of Common Stock Deemed Outstanding immediately prior to such Dilutive Issuance plus (II) the consideration, if any, received by the Company upon such Dilutive Issuance, by (2) the product derived by multiplying (I) the Applicable Price in effect immediately prior to such Dilutive Issuance by (II) the number of shares of Common Stock Deemed Outstanding immediately after such Dilutive Issuance. Upon each such adjustment of the Exercise Price hereunder, the number of Warrant Shares shall be adjusted to the number of shares of Common Stock determined by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares acquirable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment. For purposes of determining the adjusted Exercise Price under this Section 2(a), the following shall be applicable:

(i)           Issuance of Options. If the Company in any manner grants any Options and the lowest price per share for which one share of shares of Common Stock is issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option is less than the Applicable Price, then all shares of Common Stock underlying the Option shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 2(a)(i), the “lowest price per share for which one share of shares of Common Stock is issuable upon exercise of such Options or upon conversion, exercise or exchange of such Convertible Securities” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of shares of Common Stock upon the granting or sale of the Option, upon exercise of the Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option. No further adjustment of the Exercise Price or number of Warrant Shares shall be made upon the actual issuance of such shares of Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Convertible Securities.

(ii)          Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities and the lowest price per share for which one share of shares of Common Stock is issuable upon the conversion, exercise or exchange thereof is less than the Applicable Price, then each share of Common Stock issuable upon conversion of the Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section 2(a)(ii), the “lowest price per share for which one share of shares of Common Stock is issuable upon the conversion, exercise or exchange” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one share of shares of Common Stock upon the issuance or sale of the Convertible Security and upon conversion, exercise or exchange of such Convertible Security. No further adjustment of the Exercise Price or number of Warrant Shares shall be made upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of this Warrant has been or is to be made pursuant to other provisions of this Section 2(a), no further adjustment of the Exercise Price or number of Warrant Shares shall be made by reason of such issue or sale.

(iii)         Change in Option Price or Rate of Conversion. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for shares of Common Stock increases or decreases at any time, the Exercise Price and the number of Warrant Shares in effect at the time of such increase or decrease shall be adjusted to the Exercise Price and the number of Warrant Shares which would have been in effect at such time had such Options or Convertible Securities provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 2(a)(iii), if the terms of any Option or Convertible Security that were outstanding as of the date of issuance of this Warrant are increased or decreased in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the shares of Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment pursuant to this Section 2(a)(iii) shall be made if such adjustment would result in an increase of the Exercise Price then in effect or a decrease in the number of Warrant Shares.

(iv)         Calculation of Consideration Received. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for a consideration of $0.01. If any shares of Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Company therefor. If any shares of Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the fair value of such consideration, except where such consideration consists of publicly traded securities, in which case the amount of consideration received by the Company will be the Closing

Sale Price of such security on the date of receipt. If any shares of Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or publicly traded securities will be determined jointly by the Company and the Required Holders. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the “Valuation Event”), the fair value of such consideration will be determined within five (5) Business Days after the tenth day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Required Holders. The determination of such appraiser shall be final and binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.

(v)          Record Date. If the Company takes a record of the holders of shares of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in shares of Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase shares of Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(b)   Adjustment upon Subdivision or Combination of shares of Common Stock. If the Company at any time on or after the Subscription Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Warrant Shares will be proportionately increased. If the Company at any time on or after the Subscription Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares will be proportionately decreased. Any adjustment under this Section 2(b) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(c)   Other Events. If any event occurs of the type contemplated by the provisions of this Section 2 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company’s Board of Directors will make an appropriate adjustment in the Exercise Price and the number of Warrant Shares so as to protect the rights of the Holder;

provided that no such adjustment pursuant to this Section 2(c) will increase the Exercise Price or decrease the number of Warrant Shares as otherwise determined pursuant to this Section 2.

3.     RIGHTS UPON DISTRIBUTION OF ASSETS. If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case:

(a)   any Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of shares of Common Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Exercise Price by a fraction of which (i) the numerator shall be the Closing Bid Price of the shares of Common Stock on the Trading Day immediately preceding such record date minus the value of the Distribution (as determined in good faith by the Company’s Board of Directors) applicable to one share of shares of Common Stock, and (ii) the denominator shall be the Closing Bid Price of the shares of Common Stock on the Trading Day immediately preceding such record date; and

(b)   the number of Warrant Shares shall be increased to a number of shares equal to the number of shares of Common Stock obtainable immediately prior to the close of business on the record date fixed for the determination of holders of shares of Common Stock entitled to receive the Distribution multiplied by the reciprocal of the fraction set forth in the immediately preceding paragraph (a); provided that in the event that the Distribution is of shares of common stock (“Other Shares of Common Stock”) of a company whose common shares are traded on a national securities exchange or a national automated quotation system, then the Holder may elect to receive a warrant to purchase Other Shares of Common Stock in lieu of an increase in the number of Warrant Shares, the terms of which shall be identical to those of this Warrant, except that such warrant shall be exercisable into the number of shares of Other Shares of Common Stock that would have been payable to the Holder pursuant to the Distribution had the Holder exercised this Warrant immediately prior to such record date and with an aggregate exercise price equal to the product of the amount by which the exercise price of this Warrant was decreased with respect to the Distribution pursuant to the terms of the immediately preceding paragraph (a) and the number of Warrant Shares calculated in accordance with the first part of this paragraph (b).

4.	PURCHASE RIGHTS; FUNDAMENTAL TRANSACTIONS.

(a)   Purchase Rights. In addition to any adjustments pursuant to Section 2 above, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common

Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

(b)   Fundamental Transactions. The Company shall not enter into or be party to a Fundamental Transaction unless (i)  the Successor Entity assumes in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section (4)(b) pursuant to written agreements in form and substance satisfactory to the Required Holders and approved by the Required Holders prior to such Fundamental Transaction, including agreements to deliver to each holder of Warrants in exchange for such Warrants a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant, including, without limitation, an adjusted exercise price equal to the value for the shares of Common Stock reflected by the terms of such Fundamental Transaction, and exercisable for a corresponding number of shares of capital stock equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and satisfactory to the Required Holders and (ii) the Successor Entity (including its Parent Entity) is a publicly traded corporation whose common stock is quoted on or listed for trading on an Eligible Market. Upon the occurrence of any Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant with the same effect as if such Successor Entity had been named as the Company herein. Upon consummation of the Fundamental Transaction, the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon exercise of this Warrant at any time after the consummation of the Fundamental Transaction, in lieu of the shares of the Common Stock (or other securities, cash, assets or other property) purchasable upon the exercise of the Warrant prior to such Fundamental Transaction, such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights) which the Holder would have been entitled to receive upon the happening of such Fundamental Transaction had this Warrant been converted immediately prior to such Fundamental Transaction, as adjusted in accordance with the provisions of this Warrant. In addition to and not in substitution for any other rights hereunder, prior to the consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a “Corporate Event”), the Company shall make appropriate provision to insure that the Holder will thereafter have the right to receive upon an exercise of this Warrant at any time after the consummation of the Fundamental Transaction but prior to the Expiration Date, in lieu of the shares of the Common Stock (or other securities, cash, assets or other property) purchasable upon the exercise of the Warrant prior to such Fundamental Transaction, such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights) which the Holder would have been entitled to receive upon the happening of such Fundamental Transaction had the Warrant been exercised immediately prior to such Fundamental Transaction. Provision made pursuant to the preceding sentence shall be in a form and substance reasonably satisfactory to the

Required Holders. The provisions of this Section shall apply similarly and equally to successive Fundamental Transactions and Corporate Events and shall be applied without regard to any limitations on the exercise of this Warrant.

(c)   Notwithstanding the foregoing and the provisions of Section 4(b) above, in the event of a Fundamental Transaction, if the Holder has not exercised the Warrant in full prior to the consummation of the Fundamental Transaction, then the Holder shall have the right to require such Successor Entity to purchase this Warrant from the Holder by paying to the Holder, simultaneously with the consummation of the Fundamental Transaction and in lieu of the warrant referred to in Section 4(b), cash in an amount equal to the value of the remaining unexercised portion of this Warrant on the date of such consummation, which value shall be determined by use of the Black and Scholes Option Pricing Model.

5.     WARRANT HOLDER NOT DEEMED A STOCKHOLDER. Except as otherwise specifically provided herein, the Holder, solely in such Person’s capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such Person’s capacity as the Holder of this Warrant, any of the rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which such Person is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a shareholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 5, the Company shall provide the Holder with copies of the same notices and other information given to the shareholders of the Company generally, contemporaneously with the giving thereof to the shareholders.

6.	REISSUANCE OF WARRANTS.

(a)   Transfer of Warrant. If this Warrant is to be transferred, the Holder shall surrender this Warrant to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Warrant (in accordance with Section 6(d)), registered as the Holder may request, representing the right to purchase the number of Warrant Shares being transferred by the Holder and, if less then the total number of Warrant Shares then underlying this Warrant is being transferred, a new Warrant (in accordance with Section 6(d)) to the Holder representing the right to purchase the number of Warrant Shares not being transferred.

(b)   Lost, Stolen or Mutilated Warrant. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver to the Holder a new Warrant

(in accordance with Section 6(d)) representing the right to purchase the Warrant Shares then underlying this Warrant.

(c)   Exchangeable for Multiple Warrants. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Warrant or Warrants (in accordance with Section 6(d)) representing in the aggregate the right to purchase the number of Warrant Shares then underlying this Warrant, and each such new Warrant will represent the right to purchase such portion of such Warrant Shares as is designated by the Holder at the time of such surrender; provided, however, that no Warrants for fractional shares of Common Stock shall be given.

(d)   Issuance of New Warrants. Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant (i) shall be of like tenor with this Warrant, (ii) shall represent, as indicated on the face of such new Warrant, the right to purchase the Warrant Shares then underlying this Warrant (or in the case of a new Warrant being issued pursuant to Section 6(a) or Section 6(c), the Warrant Shares designated by the Holder which, when added to the number of shares of Common Stock underlying the other new Warrants issued in connection with such issuance, does not exceed the number of Warrant Shares then underlying this Warrant), (iii) shall have an issuance date, as indicated on the face of such new Warrant which is the same as the Issuance Date, and (iv) shall have the same rights and conditions as this Warrant.

7.     NOTICES. Whenever notice is required to be given under this Warrant, unless otherwise provided herein, such notice shall be given in accordance with Section 9(f) of the Securities Purchase Agreement. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Warrant, including in reasonable detail a description of such action and the reason therefore. Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) immediately upon any adjustment of the Exercise Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least fifteen days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the shares of Common Stock, (B) with respect to any grants, issuances or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property to holders of shares of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.

8.     AMENDMENT AND WAIVER. Except as otherwise provided herein, the provisions of this Warrant may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Required Holders; provided that no such action may increase the exercise price of any SPA Warrant or decrease the number of shares or class of stock obtainable upon exercise of any SPA Warrant without the written consent of the Holder. No such amendment shall be effective to the extent that it applies to less than all of the holders of the SPA Warrants then outstanding.

9.     GOVERNING LAW. This Warrant shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.

10.  CONSTRUCTION; HEADINGS. This Warrant shall be deemed to be jointly drafted by the Company and all the Buyers and shall not be construed against any person as the drafter hereof. The headings of this Warrant are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant.

11.  DISPUTE RESOLUTION. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within two Business Days of receipt of the Exercise Notice giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are unable to agree upon such determination or calculation of the Exercise Price or the Warrant Shares within three Business Days of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within two Business Days submit via facsimile (a) the disputed determination of the Exercise Price to an independent, reputable investment bank selected by the Company and approved by the Holder or (b) the disputed arithmetic calculation of the Warrant Shares to the Company’s independent, outside accountant. The Company shall cause at its expense the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than ten Business Days from the time it receives the disputed determinations or calculations. Such investment bank’s or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.

12.  REMEDIES, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder right to pursue actual damages for any failure by the Company to comply with the terms of this Warrant. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holder of this Warrant shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

13.  TRANSFER. This Warrant may be offered for sale, sold, transferred or assigned without the consent of the Company, except as may otherwise be required by Section 2(g) of the Securities Purchase Agreement.

14.  CERTAIN DEFINITIONS. For purposes of this Warrant, the following terms shall have the following meanings:

(a)   “Approved Stock Plan” means any employee benefit plan which has been approved by the Board of Directors of the Company, pursuant to which the Company’s securities may be issued to any employee, consultant, officer or director for services provided to the Company.

(b)	“Bloomberg” means Bloomberg Financial Markets.

(c)   “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(d)   “Closing Bid Price” and “Closing Sale Price” means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or last trade price, respectively, of such security prior to 4:00:00 p.m., New York Time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price, as the case may be, of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 11. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

(e)   “Common Stock” means (i) the Company’s shares of Common Stock, par value $.001 per share, and (ii) any share capital into which such Common Stock shall have been changed or any share capital resulting from a reclassification of such Common Stock.

(f)   “Common Stock Deemed Outstanding” means, at any given time, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to Sections 2(a)(i) and 2(a)(ii) hereof regardless of whether the Options or Convertible Securities are actually exercisable or convertible at such time, but excluding any shares of Common Stock owned or held by or for the account of the Company or issuable upon exercise of the SPA Warrants.

(g)   “Convertible Securities” means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for shares of Common Stock.

(h)   “Eligible Market” means the Principal Market, the American Stock Exchange, The New York Stock Exchange, Inc., the Nasdaq National Market or The Nasdaq Capital Market.

(i)    “Excluded Securities” means any Common Stock issued or issuable (A) in connection with an Approved Stock Plan; (B) upon issuance of the Preferred Shares or, upon conversion of the Preferred Shares or upon exercise of the Warrants; (C) upon exercise of Options or Convertible Securities which are outstanding on the date immediately preceding the Subscription Date, provided that such issuance of Common Stock upon exercise of such Options or Convertible Securities is made pursuant to the terms of such Options or Convertible Securities in effect on the date immediately preceding the Subscription Date and such Options or Convertible Securities are not amended after the date immediately preceding the Subscription Date (including Common Stock to be issued pursuant to the Plan of Merger between Hermes Holding Company, Inc. and Hermes Acquisition Company I LLC upon exercise of options or warrants issued in connection therewith) or Common Stock issued upon conversion of the shares of Series A Junior Participating Preferred Stock outstanding on the Subscription Date and (D) provided such security is issued at a price that is greater than or equal to the arithmetic average of the Closing Bid Prices of the Common Stock for the ten (10) consecutive Trading Days immediately preceding the date of issuance, any of the following: (a) any issuance by the Company of securities in connection with a strategic partnership or a joint venture (the primary purpose of which is not to raise equity capital), (b) any issuance by the Company of securities as consideration for a merger or consolidation or the acquisition of a business, product, license, or other assets of another person or entity and (c) options to purchase shares of Common Stock, provided (I) the issuance of such options is to non-executive employees and is limited to 1,000,000 shares of the Company’s Common Stock, and (II) the exercise price of such options is not less than the closing bid price of the Common Stock on the date of issuance of such option.

(j)    “Expiration Date” means the date sixty (60) months after the Issuance Date or, if such date falls on a day other than a Business Day or on which trading does not take place on the Principal Market (a “Holiday”), the next date that is not a Holiday.

(k)   “Fundamental Transaction” means that the Company shall (or in the case of (vi), any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act), directly or indirectly, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Person, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another Person, or (iii) allow another Person to make a purchase, tender or exchange offer that is accepted by the holders of more than the 50% of either the outstanding shares of Common Stock (not including any shares of Common Stock held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than the 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock purchase agreement or other business combination), or (v) reorganize, recapitalize or reclassify its Common Stock, or (vi) become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock.

(l)    “Maximum Eligibility Number” means the number of Warrant Shares exercisable from the date that is the earlier of (i) the date of the consummation of the Acquisition or (ii) October 31, 2006, which shall be contingent on the principal amount of Notes outstanding on such date as set forth below:

Principal Amount of Notes Outstanding	Number of Warrant Shares
$51,000,000 to 55,999,999	1,000,000
$56,000,000 to 60,999,999	500,000
$61,000,000	0
$61,000,001 to 65,999,999	500,000
$66,000,000 to $70,999,999	1,000,000
$71,000,000 to 75,999,999	1,500,000
$76,000,000 to 80,999,999	2,000,000
$81,000,000 to 85,999,999	2,500,000
$86,000,000 to 91,000,000	3,000,000

(m) “Notes” means the senior secured convertible notes issued pursuant to the Securities Purchase Agreement.

(n)   “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

(o)   “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

(p)   “Permitted Financing” means, in one or more transactions, any issuance or sale or in accordance with Section 2, any deemed issuance or sale (i) which issuance or sale does not exceed $5 million in the aggregate, (ii) is at a consideration per share greater than 90% of the arithmetic average of the Weighted Average Price of the Common Stock for the ten (10) consecutive Trading Days ending on the date immediately prior to the execution of the definitive agreement for such Permitted Financing for any and all transactions and (iii) where if warrants are issued in such Permitted Financing, such warrants are exercisable for not more than 25% of the shares of Common Stock issued or issuable in such transaction and such warrants have an exercise price that is equal to or greater than the arithmetic average of the Weighted Average Price of the Common Stock for the ten (10) consecutive Trading Days ending on the date immediately prior to the execution of the definitive agreement for such Permitted Financing.

(q)   “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

(r)	“Principal Market” means the American Stock Exchange.

(s)   “Registration Rights Agreement” means that certain Amended and Restated Registration Rights Agreement dated as of the Issuance Date by and among the Company and the Buyers.

(t)    “Required Holders” means the holders of the SPA Warrants representing at least a majority of shares of Common Stock underlying the SPA Warrants then outstanding.

(u)   “SPA Securities” means the Notes issued pursuant to the Securities Purchase Agreement.

(v)   “Successor Entity” means the Person (or, if so elected by the Required Holders, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Required Holders, the Parent Entity) with which such Fundamental Transaction shall have been entered into.

(w)  “Trading Day” means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded; provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York Time).

(x)   “Weighted Average Price” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market during the period beginning at 9:30:01 a.m., New York Time (or such other time as the Principal Market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York Time (or such other time as the Principal Market publicly announces is the official close of trading) as reported by Bloomberg through its “Volume at Price” functions, or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York Time (or such other time as such market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York Time (or such other time as such market publicly announces is the official close of trading) as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Weighted Average Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 11. All such determinations are to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

[Signature Page Follows]

                IN WITNESS WHEREOF, the Company has caused this Warrant to Purchase Common Stock to be duly executed as of the Issuance Date set out above.

ASCENDIA BRANDS, INC.

By:	/s/ Joseph A, Faletti
Name:	Joseph A. Falsetti
Title:	President & Chief Executive Officer

EXHIBIT A

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS

WARRANT TO PURCHASE COMMON STOCK

ASCENDIA BRANDS, INC.

The undersigned holder hereby exercises the right to purchase _________________ of the shares of Common Stock (“Warrant Shares”) of Ascendia Brands, Inc., a Delaware corporation (the “Company”), evidenced by the attached Warrant to Purchase Common Stock (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1.           Form of Exercise Price. The Holder intends that payment of the Exercise Price shall be made as:

____________	a “Cash Exercise” with respect to _________________ Warrant Shares; and/or

____________	a “Cashless Exercise” with respect to _______________ Warrant Shares.

2.           Payment of Exercise Price. In the event that the holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the holder shall pay the Aggregate Exercise Price in the sum of $___________________ to the Company in accordance with the terms of the Warrant.

3.          Delivery of Warrant Shares. The Company shall deliver to the holder __________ Warrant Shares in accordance with the terms of the Warrant.

4.           Notwithstanding anything to the contrary contained herein, this Exercise Notice shall constitute a representation by the holder of the Warrant submitting this Exercise Notice that, after giving effect to the exercise provided for in this Exercise Notice, such holder (together with its affiliates) will not have beneficial ownership (together with the beneficial ownership of such Person’s affiliates) of a number of shares of Common Stock which exceeds the Maximum Percentage of the total outstanding shares of Company Common Stock as determined pursuant to the provisions of Section 1(f) of the Warrant.

Date: _______________ __, ______

______________________________

Name of Registered Holder

By:	________________________
Name:
Title:

ACKNOWLEDGMENT

The Company hereby acknowledges this Exercise Notice and hereby directs American Stock Transfer & Trust Company to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated July __, 2006 from the Company and acknowledged and agreed to by American Stock Transfer & Trust Company.

ASCENDIA BRANDS, INC.

By: _________________________
Name:
Title:

EXHIBIT E

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                    REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of August 2, 2006, by and among Ascendia Brands, Inc. (f/k/a Cenuco, Inc.), a Delaware corporation, with headquarters located at 2000 Lenox Drive, Suite 202, Lawrenceville, New Jersey 08648 (the “Company”), and the undersigned buyers (each, a “Buyer”, and collectively, the “Buyers”).

                    WHEREAS:

                    A.      In connection with the Second Amended and Restated Securities Purchase Agreement by and among the Company and the Buyers, dated as of June 30, 2006, (the “Securities Purchase Agreement”) the Company has agreed, upon the terms and subject to the conditions set forth in the Securities Purchase Agreement to issue and sell to each Buyer (i) senior secured convertible notes of the Company (the “Notes”) which will, among other things, be convertible into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) (as converted, collectively, the “Conversion Shares”), and (ii) two series of warrants (the “Warrants”) which will be exercisable to purchase shares of Common Stock (as exercised collectively, the “Warrant Shares”).

                    B.      Contemporaneously with the execution and delivery of the Securities Purchase Agreement, Steven Bettinger and Prencen, LLC, a Delaware limited liability company (“Prentice”), are executing and delivering that certain Securities Purchase Agreement, dated as of the date hereof (the “Bettinger Agreement”), whereby Prentice shall acquire shares of Common Stock (the “Bettinger Shares”).

                    C.      To induce the Buyers to execute and deliver the Securities Purchase Agreement, the Company has agreed to execute and deliver this Agreement which amends, restates and consolidates the terms and conditions of (i) that certain Amended and Restated Investor Registration Rights Agreement, by and among the Company and the Original Note Buyers (as defined in the Securities Purchase Agreement), dated as of November 16, 2005 and (ii) that certain Amended and Restated Registration Rights Agreement, by and among the the Company and the Original Preferred Buyers (as defined in the Securities Purchase Agreement), dated as of November 16, 2005, whereby the Company agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “1933 Act”), and applicable state securities laws.

                    NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Buyers hereby agree as follows:

                    1.    Definitions.

                    Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

                    a.      “Business Day” means any day other than Saturday, Sunday or any other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

                    b.      “Closing Date” shall have the meaning set forth in the Securities Purchase Agreement.

                    c.      “Effective Date” means the date that the Registration Statement has been declared effective by the SEC.

                    d.      “Effectiveness Deadline” means the date which is the earlier of (i) 120 days after the Filing Date and (ii) 180 days after the Closing Date.

                    e.      “Filing Deadline” means the date that is 60 days after the Closing Date.

                    f.      “Investor” means a Buyer or any transferee or assignee of the Notes or Warrants, as applicable, to whom a Buyer assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferee or assignee thereof to whom a transferee or assignee of the Notes or Warrants, as applicable, assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

                    g.      “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

                    h.      “register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the 1933 Act and pursuant to Rule 415 and the declaration of effectiveness of such Registration Statement(s) by the SEC.

                    i.      “Registrable Securities” means (i) the Conversion Shares issued or issuable upon conversion of the Notes, (ii) the Warrant Shares issued or issuable upon exercise of the Warrants, (iii) the Bettinger Shares, (iv) any Common Stock currently held or subsequently acquired by the Buyers, and (v) any capital stock of the Company issued or issuable, with respect to the Notes, the Conversion Shares, the Bettinger Shares, the Warrant Shares or the Warrants as a result of any stock split, stock dividend, recapitalization, exchange or similar event, without regard to any limitations on conversions of the Notes or exercises of the Warrants.

                    j.      “Registration Statement” means a registration statement or registration statements of the Company filed under the 1933 Act covering the Registrable Securities.

                    k.      “Required Holders” means the holders of at least a majority of the Registrable Securities.

2

                    l.      “Required Registration Amount” means 130% of the sum of (i) the maximum number of Conversion Shares issued or issuable pursuant to the Notes, as of the trading day immediately preceding the applicable date of determination, (ii) the Bettinger Shares and (iii) the maximum number of Warrant Shares issued and issuable pursuant to the Warrants as of the trading day immediately preceding the applicable date of determination (subject to adjustment for stock splits and stock dividends and without regard to any limitations on conversion of the Notes or the exercise of the Warrants), all subject to adjustment as provided in Section 2(e).

                    m.      “Rule 415” means Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis.

                    n.      “SEC” means the United States Securities and Exchange Commission.

                    2.    Registration.

                    a.      Mandatory Registration. The Company shall prepare, and, as soon as practicable, but in no event later than the Filing Deadline, file with the SEC the Registration Statement on Form S-3 covering the resale of all of the Registrable Securities (the date of such filing, the “Filing Date”). In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration and reasonably acceptable to the Required Holders, subject to the provisions of Section 2(d). The Registration Statement prepared pursuant hereto shall register for resale at least the number of shares of Common Stock equal to the Required Registration Amount as of the Filing Date. The Registration Statement filed on the Filing Date shall contain (except if otherwise directed by the Required Holders) the “Selling Stockholders” and “Plan of Distribution” sections in substantially the form attached hereto as Exhibit B. The Company shall use its best efforts to have the Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the Effectiveness Deadline. By 9:30 a.m. on the Business Day following the Effective Date, the Company shall file with the SEC in accordance with Rule 424 under the 1933 Act the final prospectus to be used in connection with sales pursuant to such Registration Statement.

                    b.      Allocation of Registrable Securities. The initial number of Registrable Securities included in any Registration Statement and any increase in the number of Registrable Securities included therein shall be allocated pro rata among the Investors based on the number of Registrable Securities held by each Investor at the time the Registration Statement covering such initial number of Registrable Securities or increase thereof is declared effective by the SEC. In the event that an Investor sells or otherwise transfers any of such Investor’s Registrable Securities, each transferee that becomes an Investor shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in such Registration Statement for such transferor. Any shares of Common Stock included in a Registration Statement and which remain allocated to any Person which ceases to hold any Registrable Securities covered by such Registration Statement shall be allocated to the remaining Investors, pro rata based on the number of Registrable Securities then held by such Investors which are covered by such Registration Statement. In no event shall the Company include any securities other than Registrable Securities on any Registration Statement without the prior written consent of the Required Holders.

3

                    c.      Legal Counsel. Subject to Section 5 hereof, the Required Holders shall have the right to select one legal counsel to review any registration pursuant to this Section 2 (“Legal Counsel”), which shall be Schulte Roth & Zabel LLP or such other counsel as thereafter designated by the Required Holders. The Company and Legal Counsel shall reasonably cooperate with each other in regards to the performance of the Company’s obligations under this Agreement.

                    d.      Ineligibility for Form S-3. In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form reasonably acceptable to the Required Holders and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

                    e.      Sufficient Number of Shares Registered. In the event the number of shares available under a Registration Statement filed pursuant to Section 2(a) is insufficient to cover all of the Registrable Securities required to be covered by such Registration Statement or an Investor’s allocated portion of the Registrable Securities pursuant to Section 2(b), the Company shall amend the applicable Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover at least the Required Registration Amount as of the trading day immediately preceding the date of the filing of such amendment or new Registration Statement, in each case, as soon as practicable, but in any event not later than fifteen (15) days after the necessity therefor arises. The Company shall use its best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed “insufficient to cover all of the Registrable Securities” if at any time the number of shares of Common Stock available for resale under the Registration Statement is less than the product determined by multiplying (i) the Required Registration Amount as of such time by (ii) 0.90. The calculation set forth in the foregoing sentence shall be made without regard to any limitations on the conversion of the Notes or the exercise of the Warrants and such calculation shall assume that the Notes are then convertible into shares of Common Stock at the then prevailing Conversion Rate (as defined in the Notes) and that the Warrants are then exercisable for shares of Common Stock at the then prevailing Exercise Price.

                    f.      Effect of Failure to File and Obtain and Maintain Effectiveness of Registration Statement. If (i) a Registration Statement covering all of the Registrable Securities required to be covered thereby and required to be filed by the Company pursuant to this Agreement is (A) not filed with the SEC on or before the Filing Deadline (a “Filing Failure”) or (B) filed with the SEC but not declared effective by the SEC on or before the Effectiveness Deadline (an “Effectiveness Failure”) or (ii) on any day after the Effective Date sales of all of the Registrable Securities required to be included on such Registration Statement cannot be made (other than during an Allowable Grace Period (as defined in Section 3(r)) pursuant to such Registration Statement (including, without limitation, because of a failure to keep such Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to such Registration Statement, a suspension or delisting of the

4

Common Stock on its principal trading market or exchange, or to register a sufficient number of shares of Common Stock) (a “Maintenance Failure”) then, as partial relief for the damages to any holder by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to each holder of Registrable Securities relating to such Registration Statement an amount in cash equal to two percent (2.0%) of the aggregate Purchase Price (as such term is defined in the Securities Purchase Agreement) of such Investor’s Registrable Securities included in such Registration Statement on each of the following dates: (i) the day of a Filing Failure and on every thirtieth day (pro rated for periods totaling less than thirty days) after a Filing Failure until such Filing Failure is cured; (ii) the day of an Effectiveness Failure and on every thirtieth day (pro rated for periods totaling less than thirty days) after an Effectiveness Failure until such Effectiveness Failure is cured; and (iii) the initial day of a Maintenance Failure and on every thirtieth day (pro rated for periods totaling less than thirty days) after a Maintenance Failure until such Maintenance Failure is cured. The payments to which a holder shall be entitled pursuant to this Section 2(f) are referred to herein as “Registration Delay Payments.” Registration Delay Payments shall be paid on the day of the Filing Failure, Effectiveness Failure and the initial day of a Maintenance Failure, as applicable, and thereafter on the earlier of (I) the thirtieth day after the event or failure giving rise to the Registration Delay Payments has occurred and (II) the third Business Day after the event or failure giving rise to the Registration Delay Payments is cured. In the event the Company fails to make Registration Delay Payments in a timely manner, such Registration Delay Payments shall bear interest at the rate of two percent (2.0%) per month (prorated for partial months) until paid in full. Notwithstanding anything herein or in the Securities Purchase Agreement to the contrary, (i) no Registration Delay Payments shall be due and payable with respect to the Warrants or the Warrant Shares and (ii) in no event shall the aggregate amount of Registration Delay Payments (other than Registration Delay Payments payable pursuant to events that are within the control of the Company) exceed, in the aggregate, 10% of the aggregate Purchase Price of the Common Shares.

                    3.    Related Obligations.

                    At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2(a), 2(d) or 2(e), the Company will use its best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

                    a.      The Company shall promptly prepare and file with the SEC a Registration Statement with respect to the Registrable Securities and use its best efforts to cause such Registration Statement relating to the Registrable Securities to become effective as soon as practicable after such filing (but in no event later than the Effectiveness Deadline). Subject to allowable Grace Periods (as defined below), the Company shall keep each Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which all of the Investors may sell all of the Registrable Securities covered by such Registration Statement without restriction pursuant to Rule 144(k) (or any successor thereto) promulgated under the 1933 Act or (ii) the date on which the Investors shall have sold all of the Registrable Securities covered by such Registration Statement (the “Registration Period”). The Company shall ensure that each Registration Statement (including any amendments or supplements

5

thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading. The Company shall submit to the SEC, within two (2) Business Days after the later of the date that (i) the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff has no further comments on a particular Registration Statement, as the case may be, and (ii) the approval of Legal Counsel pursuant to Section 3(c) (which approval shall be sought within one day), a request for acceleration of effectiveness of such Registration Statement to a time and date not later than two (2) Business Days after the submission of such request.

                    b.      The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-Q, or Form 10- QSB, Form 10-K, or Form 10-KSB or any analogous report under the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement.

                    c.      The Company shall (A) permit Legal Counsel to review and comment upon (i) a Registration Statement at least seven (7) Business Days prior to its filing with the SEC and (ii) all amendments and supplements to all Registration Statements (except for Annual Reports on Form 10-K or Form 10-KSB, Quarterly Reports on Form 10-Q or Form 10-QSB, Current Reports on Form 8-K, and any similar or successor reports) within a reasonable number of days prior to their filing with the SEC, and (B) incorporate any reasonable comments (such comments to be reasonably drafted by Legal Counsel) of Legal Counsel that are received by the Company by no later than 5:00 p.m. New York City time, two (2) Business Days prior to their filing with the SEC into any Registration Statement or amendment or supplement thereto. In the event that Legal Counsel does not provide its comments within the time provided, the Company shall not be obligated to incorporate any such comments. The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement without the prior approval of Legal Counsel, which consent shall not be unreasonably withheld and shall be provided within two (2) Business Days of the Company’s written request for such approval; provided, that, if such approval is not provided within such two (2) Business Day period, the Effectiveness Deadline shall be extended until such time as such approval is provided by Legal Counsel. The Company shall furnish to Legal Counsel, without charge, (i) copies of any correspondence from the SEC or the staff of the SEC to the Company or its representatives

6

relating to any Registration Statement, (ii) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by an Investor, and all exhibits and (iii) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto. The Company shall reasonably cooperate with Legal Counsel in performing the Company’s obligations pursuant to this Section 3.

                    d.      The Company shall furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by an Investor, all exhibits and each preliminary prospectus, (ii) upon the effectiveness of any Registration Statement, ten (10) copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

                    e.      The Company shall use its best efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by Investors of the Registrable Securities covered by a Registration Statement under such other securities or “blue sky” laws of all applicable jurisdictions in the United States, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify Legal Counsel and each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

                    f.      The Company shall notify Legal Counsel and each Investor in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and, subject to Section 3(r), promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission and

7

deliver ten (10) copies of such supplement or amendment to Legal Counsel and each Investor (or such other number of copies as Legal Counsel or such Investor may reasonably request). The Company shall also promptly notify Legal Counsel and each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post- effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel and each Investor by facsimile or e-mail on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement is appropriate.

                    g.      The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Legal Counsel and each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

                    h.      If any Investor may be required under applicable securities law to be described in the Registration Statement as an underwriter, at the reasonable request of such Investor, the Company shall furnish to such Investor, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as an Investor may reasonably request (i) a letter, dated such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to such Investor, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Investors.

                    i.      If any Investor may be required under applicable securities law to be described in the Registration Statement as an Underwriter, the Company shall make available for inspection by (i) any such Investor, (ii) Legal Counsel and (iii) one firm of accountants or other agents retained by the Investors (collectively, the “Inspectors”), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably deemed necessary by each Inspector, and cause the Company’s officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree in writing to hold in strict confidence and not to make any disclosure (except to such Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other Transaction Document or any confidentiality agreement entered into among the parties hereto. Each

8

Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein (or in any other confidentiality agreement between the Company and any Investor) shall be deemed to limit the Investors’ ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

                    j.      The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other Transaction Document. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

                    k.      The Company shall use its best efforts either to (i) cause all of the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure designation and quotation of all of the Registrable Securities covered by a Registration Statement on The Nasdaq National Market, or (iii) if, despite the Company’s best efforts to satisfy the preceding clauses (i) and (ii) the Company is unsuccessful in satisfying the preceding clauses (i) and (ii), to secure the inclusion for quotation on The Nasdaq Capital Market for such Registrable Securities and, without limiting the generality of the foregoing, to use its best efforts to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. (“NASD”) as such with respect to such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(k).

                    l.      The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend after such time as a Registration Statement covering such Registrable Securities is effective) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

                    m.      If requested by an Investor, the Company shall as soon as practicable (i) incorporate in a prospectus supplement or post-effective amendment such information as an Investor reasonably requests to be included therein relating to the sale and distribution of

9

Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make appropriate and reasonable amendments to any Registration Statement if reasonably requested by an Investor holding any Registrable Securities.

                    n.      The Company shall use its best efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

                    o.      The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with, and in the manner provided by, the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company’s fiscal quarter next following the Effective Date of the Registration Statement.

                    p.      The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

                    q.      Within two (2) Business Days after a Registration Statement which covers Registrable Securities is declared effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC substantially in the form attached hereto as Exhibit A.

                    r.      Notwithstanding anything to the contrary herein, at any time after the Effective Date, the Company may delay the disclosure of material, non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company, in the best interest of the Company and, in the opinion of counsel to the Company, otherwise required (a “Grace Period”); provided, that the Company shall promptly (i) notify the Investors in writing of the existence of material, non-public information giving rise to a Grace Period (provided that in each notice the Company will not disclose the content of such material, non-public information to the Investors) and the date on which the Grace Period will begin, and (ii) notify the Investors in writing of the date on which the Grace Period ends; and, provided further, that no Grace Period shall exceed five (5) consecutive Business Days and during any three hundred sixty five (365) day period such Grace Periods shall not exceed an aggregate of twenty (20) Business Days and the first day of any Grace Period must be at least five (5) trading days after the last day of any prior Grace Period (each, an “Allowable Grace Period”). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Investors receive the notice referred to in clause (i) and shall end on and include the later of the date the

10

Investors receive the notice referred to in clause (ii) and the date referred to in such notice. The provisions of Section 3(f) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 3(f) with respect to the information giving rise thereto unless such material, non-public information is no longer applicable. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale, and delivered a copy of the prospectus included as part of the applicable Registration Statement (unless an exemption from such prospectus delivery requirement exists), prior to the Investor’s receipt of the notice of a Grace Period and for which the Investor has not yet settled.

                    4.    Obligations of the Investors.

                    a.      At least seven (7) Business Days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor if such Investor elects to have any of such Investor’s Registrable Securities included in such Registration Statement and such Investor shall furnish such information by no later than 5:00 p.m. New York City time at least three (3) Business Days prior to the intended filing date. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect and maintain the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

                    b.      Each Investor, by such Investor’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor’s election to exclude all of such Investor’s Registrable Securities from such Registration Statement.

                    c.      Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(g) or the first sentence of 3(f) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor’s receipt of a notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f) and for which the Investor has not yet settled.

11

                    d.      Each Investor covenants and agrees that it will comply with the prospectus delivery requirements of the 1933 Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

                    5.   Expenses of Registration.

                    All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company shall be paid by the Company. The Company shall also reimburse the Investors for the fees and disbursements of Legal Counsel in connection with registration, filing or qualification pursuant to Sections 2 and 3 of this Agreement which amount shall be limited to $15,000.

                    6.   Indemnification.

                    In the event any Registrable Securities are included in a Registration Statement under this Agreement:

                    a.      To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, the directors, officers, members, partners, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several, (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the 1933 Act,

12

the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or (iv) any violation of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, “Violations”). Subject to Section 6(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto if such prospectus was timely made available by the Company pursuant to section 3(a) and (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

                    b.      In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(c), such Investor will reimburse any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld or delayed; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

                    c.      Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the

13

commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. In the case of an Indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by the Investors holding at least a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall cooperate reasonably with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnified Party. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

                    d.      No Person involved in the sale of Registrable Securities who is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) in connection with such sale shall be entitled to indemnification from any Person involved in such sale of Registrable Securities who is not guilty of fraudulent misrepresentation.

                    e.      The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

                    f.      The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

14

                    7.   Contribution.

                    To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6 of this Agreement, (ii) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement.

                    8.   Reports Under the 1934 Act.

                    With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration (“Rule 144”), the Company agrees to:

                    a.      make and keep public information available, as those terms are understood and defined in Rule 144;

                    b.      file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company’s obligations under Section 4(c) of the Securities Purchase Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

                    c.      furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company if such reports are not publicly available via EDGAR, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

                    9.   Assignment of Registration Rights.

                    The rights under this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of such Investor’s Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii)

15

the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act or applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement.

                    10.   Amendment of Registration Rights.

                    Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Required Holders. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

                    11.   Miscellaneous.

                    a.      A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the record owner of such Registrable Securities.

                    b.      Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile or email (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

Ascendia Brands, Inc.
American Metro Center
240 Princeton Avenue, Suite 108
Hamilton, NJ 08619
Telephone: (609) 219-0930
Facsimile: (609) 219-1238
Email: asheldrick@ascendiabrands.com
Attention: General Counsel

16

With a copy (for informational purposes only) to:

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036
Telephone: (212) 715-9100
Facsimile: (212) 715-9121
Email: Tballiett@kramerlevin.com
Attention: Thomas D. Balliett, Esq.

If to the Transfer Agent:

American Stock Transfer & Trust Company
6201 15th Avenue
Brooklyn, NY 11219
Telephone: (718) 921-8143
Facsimile: (718) 921-8116
Attention: Joe Wolf, Vice President

If to Legal Counsel:

Schulte Roth & Zabel LLP
919 Third Avenue
New York, New York 10022
Telephone: (212) 756-2000
Facsimile: (212) 593-5955
Email: ele.klein@srz.com
Attention: Eleazer N. Klein, Esq.

If to a Buyer, to its address, facsimile number or email address set forth on the Schedule of Buyers attached hereto, with copies to such Buyer’s representatives as set forth on the Schedule of Buyers, or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or confirmation of email delivery or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

17

                    c.      Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

                    d.      All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

                    e.This Agreement, the other Transaction Documents (as defined in the Securities Purchase Agreement) and the instruments referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the other Transaction Documents and the instruments referenced herein and therein supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

                    f.      Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

                    g.      The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                    h.      This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

18

                    i.      Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                    j.      All consents and other determinations required to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by the Required Holders.

                    k.      The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

                    l.      This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

                    m.      The obligations of each Investor hereunder are several and not joint with the obligations of any other Investor, and no provision of this Agreement is intended to confer any obligations on any Investor vis-À-vis any other Investor. Nothing contained herein, and no action taken by any Investor pursuant hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein.

* * * * * *

19

                    IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

COMPANY:

ASCENDIA BRANDS, INC. (f/k/a Cenuco, Inc.)

By:	/s/ Joseph A. Falsetti
Name: Joseph A. Falsetti
Title: President & Chief Executive Officer

20

                    IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

BUYERS:

PRENCEN, LLC
By:	Prentice Capital Management, LP, as Manager

By:	/s/ Mathew B. Hoffman
Name: Mathew B. Hoffman
Title: General Counsel

21

                    IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

BUYERS:

PRENCEN LENDING, LLC, as Buyer
By:	Prentice Capital Management, LP, as Manager

By:	/s/ Mathew B. Hoffman
Name: Mathew B. Hoffman
Title: General Counsel

22

SCHEDULE OF BUYERS

Buyer	Buyer Address and Facsimile Number		Buyer’s Representative’s Address and Facsimile Number
Prencen, LLC	c/o Prentice Capital Management, LP		Schulte Roth & Zabel LLP
	623 Fifth Avenue,		919 Third Avenue
	32nd Floor		New York, New York 10022
	New York, NY 10022		Attention: Eleazer Klein, Esq.
	Facsimile: (212) 756-1480		Facsimile: (212) 593-5955
	Telephone: (212)-756-8045		Telephone: (212) 756-2000
	Attention:	Michael Weiss Mathew Hoffman	Email: ele.klein@srz.com
	Email:	MichaelW@prenticecapital.com Matth@prenticecapital.com

Prencen Lending, LLC	c/o Prentice Capital		Schulte Roth & Zabel LLP
	Management, LP		919 Third Avenue
	623 Fifth Avenue,		New York, New York 10022
	32nd Floor		Attention: Eleazer Klein, Esq.
	New York, NY 10022		Facsimile: (212) 593-5955
	Facsimile: (212) 756-1480		Telephone: (212) 756-2376
	Telephone: (212) 756-8045		Email: ele.klein@srz.com
	Attention:	Michael Weiss Mathew Hoffman
	Email:	MichaelW@prenticecapital.com Matth@prenticecapital.com

S-1

EXHIBIT A

FORM OF NOTICE OF EFFECTIVENESS
OF REGISTRATION STATEMENT

American Stock Transfer & Trust Co.
6201 15th Avenue
Brooklyn, NY 11219
Attention: Joe Wolf, Vice President

Re: ASCENDIA BRANDS, INC..

Ladies and Gentlemen:

                    [We are][I am] counsel to Ascendia Brands, Inc., a Delaware corporation (the “Company”), and have represented the Company in connection with that certain Second Amended and Restated Securities Purchase Agreement (the “Securities Purchase Agreement”) entered into by and among the Company and the buyers named therein (collectively, the “Holders”) pursuant to which the Company issued to the Holders notes (the “Notes”) convertible into the Company’s common stock, $0.001 par value (the “Common Stock”) and two series of warrants exercisable for shares of Common Stock (the “Warrants”). Pursuant to the Securities Purchase Agreement, the Company also has entered into a Second Amended and Restated Registration Rights Agreement with the Holders (the “Registration Rights Agreement”) pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement), including the shares of Common Stock issuable upon conversion of the Notes, 3,322,482 shares of Common Stock and the shares of Common Stock issuable upon exercise of the Warrants, under the Securities Act of 1933, as amended (the “1933 Act”). In connection with the Company’s obligations under the Registration Rights Agreement, on ____________ ___, 200_, the Company filed a Registration Statement on Form S-3 (File No. 333-_____________) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the Registrable Securities which names each of the Holders as a selling stockholder thereunder.

                    In connection with the foregoing, [we][I] advise you that a member of the SEC’s staff has advised [us] [me] by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and [we][I] have no knowledge, after telephonic inquiry of a member of the SEC’s staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

                    This letter shall serve as our standing instruction to you that the shares of Common Stock are freely transferable by the Holders pursuant to the Registration Statement. You need not require further letters from us to effect any future legend-free issuance or

A-1

reissuance of shares of Common Stock to the Holders as contemplated by the Company’s Irrevocable Transfer Agent Instructions dated July __, 2006.

Very truly yours,

[ISSUER’S COUNSEL]

By:
CC: [LIST NAMES OF HOLDERS]

A-2

EXHIBIT B

SELLING STOCKHOLDERS

          The shares of Common Stock being offered by the selling stockholders are issuable upon conversion of the Notes, upon exercise of the Warrants and 3,322,482 shares of Common Stock. For additional information regarding the issuance of the Notes and Warrants and 3,500,00 shares of Common Stock see “Private Placement of Notes, Warrants and Common Stock” above. We are registering the shares of Common Stock in order to permit the selling stockholders to offer the shares for resale from time to time. Except for the Bridge Agreement (as defined in the Securities Purchase Agreement) and the ownership of the Notes, Warrants and Common Stock issued pursuant to the Securities Purchase Agreement, the selling stockholders have not had any material relationship with us within the past three years.

          The table below lists the selling stockholders and other information regarding the beneficial ownership of the shares of Common Stock by each of the selling stockholders. The second column lists the number of shares of Common Stock beneficially owned by each selling stockholder, based on its ownership of the Notes, Warrants and Common Stock currently held by the selling stockholders, as of ________, 200_, assuming conversion of all the Notes and exercise of the Warrants held by the selling stockholders on that date, without regard to any limitations on conversions or exercise.

          The third column lists the shares of Common Stock being offered by this prospectus by the selling stockholders.

          In accordance with the terms of a registration rights agreement with the selling stockholders, this prospectus generally covers the resale of at least 130% of the sum of (i) the maximum number of shares of Common Stock issuable upon conversion of the Notes as of the trading day immediately preceding the date the registration statement is initially filed with the SEC, (ii) 3,322,482 shares of Common Stock and (iii) the maximum number of shares of Common Stock issuable upon exercise of the related Warrants as of the trading day immediately preceding the date the registration statement is initially filed with the SEC (subject to adjustment for stock splits and stock dividends). Because the conversion price of the Notes and the exercise price of the Warrants may be adjusted, the number of shares that will actually be issued may be more or less than the number of shares being offered by this prospectus. The fourth column assumes the sale of all of the shares offered by the selling stockholders pursuant to this prospectus.

          Under the terms of the Notes and the Warrants, a selling stockholder may not convert the Notes or exercise the Warrants to the extent such conversion or exercise would cause such selling stockholder, together with its affiliates, to beneficially own a number of shares of Common Stock which would exceed 9.99% of our then outstanding shares of Common Stock following such conversion or exercise, excluding for purposes of such determination shares of Common Stock issuable upon conversion of the Notes which have not been converted and upon exercise of the Warrants which have not been exercised. The number of shares in the second column does not reflect this limitation. The selling stockholders may sell all, some or none of their shares in this offering. See “Plan of Distribution.”

Name of Selling Stockholder	Number of Shares of Common Stock Owned Prior to Offering	Maximum Number of Shares of Common Stock to be Sold Pursuant to this Prospectus	Number of Shares of Common Stock Owned After Offering
Prencen, LLC (1)

0

Prencen Lending, LLC (2)

(1)

PLAN OF DISTRIBUTION

          We are registering the shares of Common Stock issuable upon conversion of the Notes, upon exercise of the Warrants and 3,322,482 shares of Common Stock to permit the resale of these shares of Common Stock by the holders of the Notes, Warrants and Common Stock from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling stockholders of the shares of Common Stock. We will bear all fees and expenses incident to our obligation to register the shares of Common Stock.

          The selling stockholders may sell all or a portion of the shares of Common Stock beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the shares of Common Stock are sold through underwriters or broker-dealers, the selling stockholders will be responsible for underwriting discounts or commissions or agent’s commissions. The shares of Common Stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions,

•	on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

•	in the over-the-counter market;

•	in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

•	through the writing of options, whether such options are listed on an options exchange or otherwise;

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	short sales made after the date the Registration Statement is declared effective by the SEC;

•	sales pursuant to Rule 144;

•	broker-dealers may agree with the selling securityholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

          If the selling stockholders effect such transactions by selling shares of Common Stock to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling stockholders or commissions from purchasers of the shares of Common Stock for whom they may act as agent or to whom they may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved). In connection with sales of the shares of Common Stock or otherwise, the selling stockholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the shares of Common Stock in the course of hedging in positions they assume. The selling stockholders may also sell shares of Common Stock short and deliver shares of Common Stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling stockholders may also loan or pledge shares of Common Stock to broker-dealers that in turn may sell such shares.

          The selling stockholders may pledge or grant a security interest in some or all of the Notes, Warrants or shares of Common Stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of Common Stock from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, as amended, amending, if necessary, the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer and donate the shares of Common Stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

          The selling stockholders and any broker-dealer participating in the distribution of the shares of Common Stock may be deemed to be “underwriters” within the meaning of the Securities Act, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act. At the time a particular offering of the shares of Common Stock is made, a prospectus supplement, if required, will be distributed which will set forth the aggregate amount of shares of Common Stock being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the selling stockholders and any discounts, commissions or concessions allowed or reallowed or paid to broker-dealers.

          Under the securities laws of some states, the shares of Common Stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares of Common Stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

          There can be no assurance that any selling stockholder will sell any or all of the shares of Common Stock registered pursuant to the registration statement, of which this prospectus forms a part.

          The selling stockholders and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including, without limitation, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of Common Stock by the selling stockholders and any other participating person. Regulation M may also restrict the ability of any person engaged in the distribution of the shares of Common Stock to engage in market-making activities with respect to the shares of Common Stock. All of the foregoing may affect the marketability of the shares of Common Stock and the ability of any person or entity to engage in market-making activities with respect to the shares of Common Stock.

          We will pay all expenses of the registration of the shares of Common Stock pursuant to the registration rights agreement, estimated to be $[ ] in total, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or “blue sky” laws; provided, however, that a selling stockholder will pay all underwriting discounts and selling commissions, if any. We will indemnify the selling stockholders against liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreement, or the selling stockholders will be entitled to contribution. We may be indemnified by the selling stockholders against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling stockholder specifically for use in this prospectus, in accordance with the related registration rights agreement, or we may be entitled to contribution.

          Once sold under the registration statement, of which this prospectus forms a part, the shares of Common Stock will be freely tradable in the hands of persons other than our affiliates.

EXHIBIT F

VOTING AGREEMENT

                    VOTING AGREEMENT, dated as of July 31, 2006 (this “Agreement”), by and among Ascendia Brands, Inc. (f/k/a Cenuco, Inc.), a Delaware corporation, with headquarters located at 2000 Lenox Drive, Suite 202, Lawrenceville, New Jersey 08648 (the “Company”), and the stockholders listed on the signature pages hereto under the heading “Stockholders” (each a “Stockholder” and collectively, the “Stockholders”).

                    WHEREAS, the Company and certain investors (each, an “Investor”, and collectively, the “Investors”) have entered into a Second Amended and Restated Securities Purchase Agreement, dated as of June 30, 2006 (the “Securities Purchase Agreement ”), pursuant to which, among other things, the Company has agreed to issue and sell to the Investors and the Investors have agreed to purchase, (i) secured convertible notes (the “Notes”) which, among other things, will be convertible into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) and (ii) two series of warrants to acquire shares of Common Stock.

                    WHEREAS, contemporaneously with the execution and delivery of the Securities Purchase Agreement, Steven Bettinger, Jodi Bettinger (“Bettinger”) and Prencen, LLC, a Delaware limited liability company (“Prentice”) (an Investor), are executing and delivering that certain Securities Purchase Agreement, dated as of the date hereof, whereby Prentice shall acquire additional shares of Common Stock (the “Bettinger Agreement” and together with the Securities Purchase Agreement, the “ Transaction Agreements”).

                    WHEREAS, as of the date hereof, the Stockholders own collectively 95 percent of the issued and outstanding Series A Junior Participating Preferred Stock of the Company and approximately 28 percent of the issued and outstanding Common Stock (collectively, the “Voting Stock”), which represent in the aggregate approximately 71.4% of the total issued and outstanding Voting Stock of the Company; and

                    WHEREAS, as a condition to the willingness of the Investors to enter into the Transaction Agreements and to consummate the transactions contemplated thereby (collectively, the “Transaction”), the Investors have required that each Stockholder agree, and in order to induce the Investors to enter into the Transaction Agreements, each Stockholder has agreed, to enter into this Agreement with respect to all the Voting Stock now owned and which may hereafter be acquired by the Stockholder and any other securities, if any, which such Stockholder is currently entitled to vote, or after the date hererof, becomes entitled to vote, at any meeting of stockholders of the Company (the “Other Securities”).

                    NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

ARTICLE I

VOTING AGREEMENT OF THE STOCKHOLDER

                    SECTION 1.01. Voting Agreement. Subject to the last sentence of this Section 1.01, each Stockholder, severally and not jointly, hereby agrees that at any meeting of the stockholders of the Company, however called, and in any action by written consent of the Company’s stockholders, each of the Stockholders shall vote the Voting Stock and the Other Securities: (a) in favor of the Stockholder Approval (as defined in the Securities Purchase Agreement), including the Resolutions, as described in Section 4(q) of the Securities Purchase Agreement; (b) against any proposal or any other corporate action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Transaction Agreements or which could reasonably be expected to result in any of the conditions to the Company’s obligations under the Transaction Agreements, as applicable, not being fulfilled; (c) so long as Prentice or any of its affiliates holds any Notes as and to the extent provided in the Securities Purchase Agreement, in favor of one Person (as defined in the Securities Purchase Agreement) designated by Prentice and nominated by the Company (the “Prentice Nominee”) to serve on the board of directors of the Company; and (d) if Prentice requests the Company to take action to remove the Prentice Nominee as a director, in support of such removal. The failure of Prentice or the Company to designate a Prentice Nominee shall not constitute a waiver or elimination of such rights nor shall it prevent Prentice or the Company from exercising such rights prospectively. Each Stockholder acknowledges receipt and review of a copy of the Transaction Agreements and the other Transaction Documents (as defined in the Securities Purchase Agreement). The obligations of the Stockholders under clauses (a) and (b) of this Section 1.01 shall terminate immediately following the occurrence of the Stockholder Approval.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER

                    Each Stockholder hereby represents and warrants, severally but not jointly, to each of the Investors as follows:

                    SECTION 2.01. Authority Relative to This Agreement. Such Stockholder has all necessary power and authority to execute and deliver this Agreement, to perform his or its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Stockholder and constitutes a legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, except (a) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws now or hereafter in effect relating to, or affecting generally the enforcement of creditors’ and other obligees’ rights, (b) where the remedy of specific performance or other forms of equitable relief may be subject to certain equitable defenses and principles and to the discretion of the court before which the proceeding may be brought, and (c) where rights to indemnity and contribution thereunder may be limited by applicable law and public policy.

2

                    SECTION 2.02. No Conflict. (a) The execution and delivery of this Agreement by such Stockholder does not, and the performance of this Agreement by such Stockholder shall not, (i) conflict with or violate any federal, state or local law, statute, ordinance, rule, regulation, order, judgment or decree applicable to any Stockholder or by which the Voting Stock or the Other Securities owned by such Stockholder are bound or affected or (ii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the Voting Stock or the Other Securities owned by such Stockholder pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which such Stockholder is a party or by which such Stockholder or the Voting Stock or Other Securities owned by such Stockholder are bound.

                    (b)      The execution and delivery of this Agreement by such Stockholder does not, and the performance of this Agreement by such Stockholder shall not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental entity by such Stockholder.

                    SECTION 2.03. Title to the Stock. As of the date hereof, such Stockholder is the owner of the number of shares of Voting Stock set forth opposite its name on Appendix A attached hereto, entitled to vote, without restriction, on all matters brought before holders of capital stock of the Company, which Voting Stock represent on the date hereof the percentage of the outstanding stock and voting power of the Company set forth on such Appendix. Such Voting Stock are all the securities of the Company owned, either of record or beneficially, by such Stockholder. Such Voting Stock are owned free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on such Stockholder’s voting rights, charges and other encumbrances of any nature whatsoever. No Stockholder has appointed or granted any proxy, which appointment or grant is still effective, with respect to the Voting Stock or Other Securities owned by such Stockholder.

ARTICLE III

COVENANTS

                    SECTION 3.01. No Disposition or Encumbrance of Stock. Each Stockholder hereby covenants and agrees that, except as contemplated by this Agreement, such Stockholder shall not offer or agree to sell, transfer, tender, assign, hypothecate or otherwise dispose of, grant a proxy or power of attorney with respect to, or create or permit to exist any security interest, lien, claim, pledge, option, right of first refusal, agreement, limitation (each a “Transfer”) on such Stockholder’s voting rights, charge or other encumbrance of any nature whatsoever (“Encumbrance”) with respect to the Voting Stock or Other Securities, directly or indirectly, initiate, solicit or encourage any person to take actions which could reasonably be expected to lead to the occurrence of any of the foregoing; provided, however, that any such Stockholder may assign, sell or transfer any Voting Stock or Other Securities provided that any such recipient of the Voting Stock or Other Securities has delivered to the Company and each Investor a written agreement in a form reasonably satisfactory to the Investors that the recipient shall be bound by, and the Voting Stock and/or Other Securities so transferred, assigned or sold shall remain subject to this Agreement; provided, further, that after the Stockholder Approval has been obtained, any such Stockholder may assign, sell or transfer any Voting Stock or Other Securities in an open market transaction on the national securities exchange upon which the Common Stock is listed for trading.

3

                    SECTION 3.02. Company Cooperation. The Company hereby covenants and agrees that it will not, and each Stockholder irrevocably and unconditionally acknowledges and agrees that the Company will not (and waives any rights against the Company in relation thereto), recognize any Encumbrance on or Transfer of any of the Voting Stock or Other Securities subject to this Agreement unless the provisions of Section 3.01 have been complied with. The Company agrees to use its reasonable best efforts to ensure that at any time in which any Stockholder Approval is required pursuant to Section 4(q) of the Securities Purchase Agreement, it will cause holders of Voting Stock or Other Securities representing the percentage of outstanding capital stock required to vote in favor of the Transaction in order for the Company to comply with its obligations under Section 4(q) of the Securities Purchase Agreement to become party to and bound by the terms and conditions of this Agreement and the Voting Stock and Other Securities held by such holders to be subject to the terms and conditions of this Agreement.

ARTICLE IV

MISCELLANEOUS

                    SECTION 4.01. Further Assurances. Each Stockholder will execute and deliver such further documents and instruments and take all further action as may be reasonably necessary in order to consummate the transactions contemplated hereby.

                    SECTION 4.02. Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that any Investor (without being joined by any other Investor) shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity. Any Investor shall be entitled to its reasonable attorneys’ fees in any action brought to enforce this Agreement in which it is the prevailing party.

                    SECTION 4.03. Entire Agreement. This Agreement constitutes the entire agreement among the Company and the Stockholders (other than the Transaction Agreements and the other Transaction Documents) with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, among the Company and the Stockholders with respect to the subject matter hereof.

                    SECTION 4.04. Amendment. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

                    SECTION 4.05. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of this Agreement is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.

4

                    SECTION 4.06. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The parties hereby agree that all actions or proceedings arising directly or indirectly from or in connection with this Agreement shall be litigated only in the Supreme Court of the State of New York or the United States District Court for the Southern District of New York located in New York County, New York. The parties consent to the jurisdiction and venue of the foregoing courts and consent that any process or notice of motion or other application to any of said courts or a judge thereof may be served inside or outside the State of New York or the Southern District of New York by registered mail, return receipt requested, directed to the party being served at its address set forth on the signature ages to this Agreement (and service so made shall be deemed complete three (3) days after the same has been posted as aforesaid) or by personal service or in such other manner as may be permissible under the rules of said courts. Each of the Company and each Stockholder irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action, or proceeding brought in such a court and any claim that suit, action, or proceeding has been brought in an inconvenient forum. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

                    SECTION 4.07. Third-Party Beneficiaries. The Investors shall be intended third party beneficiaries of this Agreement to the same extent as if they were parties hereto, and solely in order to enforce the provisions hereof.

[Signature Page Follows]

5

                    IN WITNESS WHEREOF, each Stockholder and the Company has duly executed this Agreement.

THE COMPANY:

ASCENDIA BRANDS, INC.

	By:	/s/ Joseph A. Falsetti
Name: Joseph A. Falsetti
Title: President & Chief Exec. Officer
Dated: July 31, 2006
	Address:	120 American Metro Boulevard Suite 108
Hamilton, NJ 08619

STOCKHOLDER:
DANA HOLDINGS, LLC

/s/ Joseph A. Falsetti
Name: Joseph A. Falsetti
Title: Manager
Dated: July 31, 2006
	Address:	c/o One Palmer Square Suite 303
Princeton, NJ 08542

STOCKHOLDER:
MARNAN, LLC

/s/ Mark I. Massad
Name: Mark I. Massad
Title: Manager
Dated: July 31, 2006
	Address:	c/o One Palmer Square Suite 303
Princeton, NJ 08542

STOCKHOLDER:
EDWARD J. DOYLE

/s/ Edward J. Doyle
Edward J. Doyle

Dated: July 31, 2006
	Address:	316 Perry Cabin Drive
St. Michael’s, MD 21663

STOCKHOLDER:
ROBERT ENCK

/s/ Robert Enck
Robert Enck

Dated: July 31, 2006
	Address:	c/o One Palmer Square Suite 303
Princeton, NJ 08542

STOCKHOLDER:
FRANCO S. PETTINATO

/s/ Franco S. Pettinato
Franco S. Pettinato

Dated: July 31, 2006
	Address:	c/o 100 American Metro Boulevard Suite 108
Hamilton, NJ 08619

APPENDIX A

Stockholder	Number of Shares of Voting Stock Owned	Class of Voting Stock Owned	Percentage of Voting Stock Outstanding	Voting Percentage of Voting Stock Outstanding
MarNan, LLC	815.5699	Series A Junior Participating Convertible Preferred Stock		21.2%
Dana Holdings, LLC	815.5699	Series A Junior Participating Convertible Preferred Stock		21.2%
Franco S. Pettinato	127.6837	Series A Junior Participating Convertible Preferred Stock		3.2%
Edward J. Doyle	127.6837	Series A Junior Participating Convertible Preferred Stock		3.2%
Robert Enck	127.6837	Series A Junior Participating Convertible Preferred Stock		3.2%
Steven M. Bettinger	595,285	Common Stock	4.6%	4.6%